As filed with the Securities and Exchange Commission on April 27, 2016
Securities Act Registration No. 333-199055
Investment Act Registration No.  811-4420

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

Pre-Effective Amendment No.__               [  ]
Post-Effective Amendment No.__ 2 _      [ X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No.   155                                                                                       [X]

WRL SERIES LIFE ACCOUNT
(Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
(Depositor)
(Former Depositor, Western Reserve Life Assurance Co. of Ohio)
570 Carillon Parkway
St. Petersburg, FL  33716
(Address of Depositor's Principal Executive Offices)
Depositor's Telephone Number:
(727) 299-1800
____________________________

Arthur D. Woods, Esq.
Vice President and Senior Counsel
Transamerica Premier Life Insurance Company
570 Carillon Parkway
St. Petersburg, FL  33716
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     Immediately upon filing pursuant to paragraph (b)
_X_ on May 1, 201 6 , pursuant to paragraph (b)
      60 days after filing pursuant to paragraph (a) (1)
 _   On ___ (Date) ______, pursuant to paragraph (a) (1)

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
Information Required in a Prospectus

P R O S P E C T U S
May 1, 201 6

WRL FREEDOM ELITE BUILDER®
issued through
WRL Series Life Account
By
Transamerica Premier Life Insurance Company
Administrative Office
570 Carillon Parkway
St. Petersburg, Florida 33716 -1294

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.premier.transamerica.com
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 -0001

An Individual Flexible Premium Variable Life Insurance Policy
This prospectus describes the WRL Freedom Elite Builder® (the "Policy"), a flexible premium variable life insurance policy (the "Policy").  You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (the "Series Trust"), the Fidelity Variable Insurance Products Funds – Service Class 2 (the "Fidelity VIP Fund"), the ProFunds, the Access One Trust (Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein"), and the Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton") (collectively, the "funds"). Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy. Note: If your Policy was applied for before September 22, 2008 and issued in the State of New Jersey before January 1, 2009, then you may not allocate your Policy's cash value to the fixed account. Note:  We do not currently offer this Policy for sale to new purchasers.
The value of your Policy that is allocated to the subaccounts may fluctuate.  You bear the risk that your Policy value may decrease.
If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.
Prospectuses for the underlying portfolios must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.
The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy

Transamerica Series Trust*	Transamerica Series Trust* (Cont.)		ProFunds (Cont.)
Transamerica AB Dynamic Allocation VP	➢	Transamerica PIMCO Tactical – Balanced VP	➢	ProFund VP Falling U.S. Dollar
Transamerica Aegon Government Money Market VP	➢	Transamerica PIMCO Tactical – Conservative VP	➢	ProFund VP Financials
Transamerica Aegon High Yield Bond	➢	Transamerica PIMCO Tactical – Growth VP	➢	ProFund VP Government Money Market
Transamerica Aegon U.S. Government Securities VP	➢	Transamerica PIMCO Total Return VP	➢	ProFund VP International
Transamerica Asset Allocation – Conservative VP	➢	Transamerica QS Investors Active Asset Allocation – Conservative VP	➢	ProFund VP Japan
Transamerica Asset Allocation – Growth VP	➢	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	➢	ProFund VP Mid-Cap
Transamerica Asset Allocation – Moderate Growth VP	➢	Transamerica QS Investors Active Asset Allocation – Moderate VP	➢	ProFund VP NASDAQ-100
Transamerica Asset Allocation – Moderate VP	➢	Transamerica Systematic Small/Mid Cap Value VP	➢	ProFund VP Oil & Gas
Transamerica Barrow Hanley Dividend Focused VP	➢	Transamerica T. Rowe Price Small Cap VP	➢	ProFund VP Pharmaceuticals
Transamerica BlackRock Global Allocation VP	➢	Transamerica Torray Concentrated Growth VP	➢	ProFund VP Precious Metals
Transamerica BlackRock Tactical Allocation VP	➢	Transamerica WMC US Growth VP	➢	ProFund VP Short Emerging Markets
Transamerica Clarion Global Real Estate Securities VP		Fidelity Funds	➢	ProFund VP Short International
Transamerica International Moderate Growth VP	➢	Fidelity Index 500 Portfolio	➢	ProFund VP Short NASDAQ-100
Transamerica JPMorgan Core Bond VP		AllianceBernstein Variable Products Series Fund	➢	ProFund VP Short Small-Cap
Transamerica JPMorgan Enhanced Index VP	➢	AB Balanced Wealth Strategy Portfolio	➢	ProFund VP Small-Cap
Transamerica JPMorgan Tactical Allocation VP		Franklin Templeton Variable Products Trust	➢	ProFund VP Small-Cap Value
Transamerica Janus Balanced VP	➢	Franklin Founding Funds Allocation VIP Fund	➢	ProFund VP Telecommunications
Transamerica Janus Mid-Cap Growth VP		ProFunds	➢	ProFund VP UltraNASDAQ - 100
Transamerica Jennison Growth VP	➢	ProFund VP Asia 30	➢	ProFund VP UltraSmall-Cap
Transamerica MFS International Equity VP	➢	ProFund VP Basic Materials	➢	ProFund VP U.S. Government Plus
Transamerica Managed Risk – Balanced ETF VP	➢	ProFund VP Bull	➢	ProFund VP Utilities
Transamerica Managed Risk – Growth ETF VP	➢	ProFund VP Consumer Services		Access Trust
Transamerica Morgan Stanley Capital Growth VP	➢	ProFund VP Emerging Markets	➢	Access VP High Yield Fund
Transamerica Multi-Managed Balanced VP	➢	ProFund VP Europe 30

*Transamerica JPMorgan Mid Cap Value VP, previously offered as an investment option under the Policy, does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.
**Effective May 1, 2003, the Fidelity VIP Contrafund® Portfolio, Fidelity VIP Equity-Income Portfolio and the Fidelity VIP Growth Opportunities Portfolio were no longer available for sale to new investors.  Prospectuses for those portfolios were mailed under separate cover to policyowners currently invested in the portfolios.

i

ii

Policy Benefits/Risk Summary             WRL Freedom Elite Builder®

This summary describes the Policy's important benefits and risks.  The sections in this prospectus following this summary discuss the Policy in more detail.  Additional discussion is also included in the Statement of Additional Information ("SAI").  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General
•
The WRL Freedom Elite Builder® is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider the Policy in conjunction with other insurance that you own.

•	We offer four (4) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:
•	Band 1: $50,000 - $249,999
•	Band 2: $250,000 - $499,999
•	Band 3: $500,000 - $999,999
•	Band 4: $1,000,000 or more
•	Certain Policy charges are based on the band of coverage. Generally, the higher the band the lower the charges.
•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy's cash value as part of the monthly deductions.
•
You will have a "free look period" once we deliver your Policy. You may return the Policy with the owner's original signature and a written request during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page. Please see "Canceling a Policy" for a description of the free look period.

•
You  may apply for an increase in the specified amount at any time before the insured's 86th  birthday, and you may decrease the specified amount after your Policy has been in force for three years, but you may not increase and decrease the specified amount in the same Policy year.  If approved, the change will take effect on the next Policy Monthiversary.  Changes are not allowed after the insured reaches age 95.  The amount of your decrease may be limited.  For further details, please see "Death Benefits – Increasing/Decreasing the Specified Amount."

•	You can invest your net premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccount invest.
•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 3% annual interest) or in any of the subaccounts of the WRL Series Life Account (the "Separate Account") which are described in this prospectus. The fixed account is not available to you if your Policy was applied for before September 22, 2008 and issued before January 1, 2009 in the State of New Jersey.

•
The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals). Investment returns are not guaranteed.  The Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy has a no lapse guarantee which means that as long as certain requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page.  This is true even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount, including any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. The no lapse guarantee is discussed in more detail in the section of this prospectus entitled "Policy Lapse and Reinstatement."

•
There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years and for 15 years from the date of any increase in the specified amount of life insurance coverage that you select.

Flexibility
The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
•	Choose the timing, amount and frequency of premium payments.
•	Change the Death Benefit Option.
•	Increase or decrease the amount of life insurance coverage.
•	Change the beneficiary.
•	Transfer cash value among investment options available under the Policy.
•	Take a loan against the Policy.
•	Take cash withdrawals or surrender the Policy.

Death Benefit
If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy's cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any due and unpaid charges if the insured dies during the grace period.

You may choose one of three Death Benefit Options:
•	Under Option A, the death benefit is the greatest of:
	>	The specified amount; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option B, the death benefit is the greatest of:
	>	The specified amount plus the Policy's cash value on the date of the insured's death; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option C, the death benefit is the greatest of:
	>	The amount payable under Option A; or
	>	The specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value
Your cash value is the sum of the value of your investment in the subaccounts plus the value of the fixed account, including the loan reserve account, on any business day.  It is not guaranteed - it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:
•
Withdrawals – You can withdraw part of your Policy's net surrender value once each year after the first Policy year.  Withdrawals are described in more detail in the section of this prospectus entitled "Surrenders and Cash Withdrawals – Cash Withdrawals."

•
Loans – After the first Policy year, you can take a loan from the Policy using your Policy's net surrender value as security as long as you qualify.  Loans and loan interest rates are described in the section of this prospectus entitled "Loans."

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section of this prospectus entitled "Surrenders and Cash Withdrawals – Surrenders." You may pay a substantial surrender charge if you surrender your Policy.

Investment Options
You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value among the fixed account and the subaccounts without paying any current income tax.  We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Information
 We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your policy is not a Modified Endowment Contract ("MEC") you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy . The full amount of the loan will be treated as a distribution upon surrender and taxed accordingly.  This will also happen if you surrender your Policy with an outstanding loan in excess of the basis in your Policy. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated when made first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more details.

Risks of Your Policy

Long-Term Financial Planning
The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. The Policy is not suitable as a short-term savings vehicle.  The Policy may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs. A charge may be assessed on withdrawals. You may pay a substantial charge if you surrender your Policy.  See the section of this prospectus entitled "Fee Tables" and refer to your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks
If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, we credit your fixed account value with interest at a rate declared by us.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

Risks of Managing General Account Assets
The general account assets of Transamerica Premier Life Insurance Company ("TPLIC"; "Transamerica Premier"; the "Company") are used to support the payment of the death benefit under the Policy.  To the extent that Transamerica Premier is required to pay amounts in addition to the Policy's subaccount value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica Premier's general creditors. Transamerica Premier's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Premium Payments
Federal tax laws put limits on the premium payments you can make in relation to your Policy's Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  Please refer to the section entitled "Premiums" for more details.

Lapse
Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the No Lapse Guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy's Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled "Policy Lapse and Reinstatement."

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Reduce your Policy's specified amount.
•	Reduce the death benefit proceeds paid to your beneficiary.
•	Make your Policy more susceptible to lapsing.
•	Trigger federal income taxes and, possibly a penalty tax.
Cash withdrawals will reduce your cash value.  Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees under the Policy. Federal income taxes and a penalty tax may apply to loans and cash withdrawals.  Please see the section of this prospectus entitled "Federal Income Tax Considerations."

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled "Surrenders and Cash Withdrawals – Cash Withdrawals" and/or "Loans."

Surrenders
If you surrender your Policy during the first 15 Policy years (or during the first 15 Policy years from the date of any increase in specified amount) you will pay a surrender charge. The surrender charge may be significant.  Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled "Federal Income Tax Considerations."

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness.

If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to age 59½ or older . Note:  If you have not repaid a loan prior to surrender, the loan will be treated as a distribution upon surrender and taxed accordingly.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled "Federal Income Tax Considerations."

Note: You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus within the corresponding fund's prospectus .  Please refer to the se fund prospectuses for more information.

 There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the types of fees and expenses that you will pay when buying, owning and surrendering your Policy.  Please Note:  We have presented two versions of each table.  Section A includes the fee tables for Policies that were applied for on or after September 22, 2008, regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("2001 C.S.O. Tables").  Section B includes the fee tables for Policies that were applied for before September 22, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables").  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

Note:  The representative insured has not been updated since the final year the Policy was offered for new sales.

SECTION A
Fee Tables for Policies Applied for On or After September 22, 2008
(Based on the 2001 C.S.O. Tables)
FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

 The first table describes the types of fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account. This page describes the Premium Expense Charges and the Cash Withdrawal Charge for all Policies except those issued to residents of Puerto Rico.  Please see the next page for the fees and expenses that are applicable for Policies issued to residents of Puerto Rico.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Expense Charge:	Upon payment of each premium
As a percentage of premium payment
For All Except Policies Issued to Residents of Puerto Rico:
First 10 Policy years: 6% of premiums paid on Policies with a specified amount up to $249,999; 4.0% on Policies with a specified amount from $250,000 - $499,999.

Policy years 11+: 2.5% of premiums paid on Policies with a specified amount up to $499,999.

Never a charge on Policies with a specified amount of $500,000 or more.

As a percentage of premium payment
For All Except Policies Issued to Residents of Puerto Rico:
First 10 Policy years: 6% of premiums paid on Policies with a specified amount up to $249,999; 4.0% on Policies with a specified amount from $250,000 - $499,999.

Policy years 11+: 2.5% of premiums paid on Policies with a specified amount up to $499,999.

Never a charge on Policies with a specified amount of $500,000 or more.

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service.  You can obtain further information about these administrative charges by contacting our administrative office.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

 For Policies issued to residents of Puerto Rico: This table describes the Premium Expense Charges and Cash Withdrawal Charges that are applicable to your Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Expense Charges	Upon payment of each premium
As a percentage of premium payment
For Policies Issued to Residents of  Puerto Rico Only:
First 10 Policy years: 12% of premiums paid on Policies with a specified amount up to $249,999; 10.0% on Policies with a specified amount from $250,000 - $499,999; and 6% with a specified amount of $500,000 or more.

Policy years 11+: 8.5% on Policies with a specified amount up to $499,999; and 6.0% on Policies with a specified amount of $500,000 or more.

As a percentage of premium payment
For Policies Issued to Residents of Puerto Rico only:
First 10 Policy years: 10% of premiums paid on Policies with a specified amount up to $249,999; 8.0% on Policies with a specified amount from $250,000 - $499,999; and 4% with a specified amount of $500,000 or more.

Policy years 11+: 6.5% on Policies with a specified amount up to $499,999; and 4.0% on Policies with a specified amount of $500,000 or more.

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy years from the date of any increase in the specified amount
Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.
Minimum Charge[5]		$11.99 per $1,000 of specified amount during the first Policy year.	$11.99 per $1,000 of specified amount during the first Policy year.
Initial Charge for a male insured, issue age 35, in the ultimate select non-tobacco use class		$19.02 per $1,000 of specified amount during the first Policy year.	$19.02 per $1,000 of specified amount during the first Policy year.
Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

_______________________
3 The surrender charge will vary based on the issue age, sex and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  The amount of the surrender charge usually declines over time.  Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase.  (Note: only the increase in specified amount is subject to the additional 15 year surrender charge period.) The surrender charge for each increase in specified amount ('layer") is calculated as the surrender charge per $1,000 of specified amount multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor will be 1.00 for the first Policy year and then decrease each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase).  The surrender charges shown in the table may not be typical of the charges you will pay.  Please see examples in the "Surrender Charges" section of this prospectus.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: Male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: Female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments	$25	None
Decrease Charge	When specified amount is decreased during the first 15 Policy years or during the first 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.
Living Benefit Rider[7] (an Accelerated Death Benefit)	When rider is exercised	Discount Factor	Discount Factor

7 We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is equal to the current yield on 90-day U.S. Treasury bills or interest rate charged on the Policy loan interest rate, whichever is greater. For a complete description of the Living Benefit Rider, please refer to the section entitled "Living Benefit Rider (an Accelerated Death Benefit)" in this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10.00 per month during the first Policy year, $12.00 thereafter	$10.00 per month
Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary
Maximum Charge[10]		$29.79 per $1,000 of net amount at risk per month[11]	$28.30 per $1,000 of net amount at risk per month[11]
Minimum Charge[12]		$0.02 per $1,000 of net amount at risk per month[11]	$0.01 per $1,000 of net amount at risk per month[11]

8 Cost of insurance charges are based on a number of factors, including, but not limited to: the insured's issue age, sex and underwriting class, the Policy's specified amount, and the net amount at risk.  Cost of insurance rates generally will increase each year with the age of the insured.  Cost of insurance rates are generally lower for each band of specified amount.  For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1 (specified amounts less than $250,000).  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: Male, issue age 85, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 15th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary. Please refer to the section entitled "Charges and Deductions – Monthly Deductions" for a description of the factor.
12 This minimum charge is based on an insured with the following characteristics: Female, issue age 5, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Cost of Insurance (continued)
Initial Charge for a male insured, issue age 35, in the ultimate select non-tobacco use class, Band 2		$.09 per $1,000 of net amount at risk per month[11]	$.08 per $1,000 of net amount at risk per month[11]
Mortality and Expense Risk Charge	Daily	Annual rate of 1.50% of average daily net assets of each subaccount in which you are invested	Annual rate of 1.50% for Policy years 1 – 15, and 0.75% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)
Optional Rider Charges:[15]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge[16]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge[17]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 3.0% guaranteed).  After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus premiums paid (less any cash withdrawals) and minus any outstanding loan amount. The maximum loan interest spread on preferred loans is 1.00%, and the current spread is 0.0%.
14 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.
15 Optional Rider Cost of insurance charges are based on a number of factors, including, but not limited to: each insured's issue age or attained age, sex and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
16 This maximum charge is based on an insured with the following characteristics: Attained age 66. This maximum charge may also apply to insureds with other attained ages.
17 This minimum charge is based on an insured with the following characteristics: Attained age 40. This minimum charge may also apply to insureds with other attained ages.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Accidental Death Benefit Rider (continued)
Initial Charge for a male insured, issue age 35		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver Rider[18]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[19]		$0.39 per $1,000 of base Policy specified amount per month	$0.39 per $1,000 of base Policy specified amount per month
Minimum Charge[20]		$0.03 per $1,000 of base Policy specified amount per month	$0.03 per $1,000 of base Policy specified amount per month
Initial charge for a male insured, issue age 35		$0.05 per $1,000 of base Policy specified amount per month	$0.05 per $1,000 of base Policy specified amount per month

18 Disability Waiver charges are based on the primary insured's issue age, sex and net amount at risk. The charges shown are for Base Policy only (without riders).  The addition of riders would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: Female, issue age 55.  This maximum charge may also apply to insureds with other characteristics.
20This minimum charge is based on an insured with the following characteristics: Male, issue age 25. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver and Income Rider[21]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[22]		$0.86 per $10 monthly rider benefit	$0.86 per $10 monthly rider benefit
Minimum Charge[23]		$0.20 per $10 monthly rider benefit	$0.20 per $10 monthly rider benefit
Initial charge for a male insured, issue age 35		$0.28 per $10 monthly rider benefit	$0.28 per $10 monthly rider benefit
Children's Insurance Rider[24]	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or until the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[25] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100, or the anniversary nearest the other insured's 100th birthday if earlier
Maximum Charge[26]		$29.79 per $1,000 of rider face amount per month	$29.79 per $1,000 of rider face amount per month

21 The charge for this rider is based on the primary insured's issue age, sex and the amount of monthly income benefit that would be paid in the event of a total disability as defined in the rider.
22 This maximum charge is based on an insured with the following characteristics: Female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: Male, issue age 27. This minimum charge may also apply to insureds with other characteristics.
24 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
25 Rider charges are cost of insurance charges that are based on each other insured's issue age, sex , underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
26 This maximum charge is based on an insured with the following characteristics: Male, issue age 85, standard tobacco underwriting class, and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008
Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Other Insured Rider[25] (continued) (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100, or the anniversary nearest the other insured's 100th birthday if earlier
Minimum Charge[27]		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 30, in the ultimate select non-tobacco use class		$0.05 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
Primary Insured Rider[25] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95
Maximum Charge[28]		$22.81 per $1,000 of rider face amount per month	$20.06 per $1,000 of rider face amount per month
Minimum Charge[27]		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 35, in the ultimate select non-tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.09 per $1,000 of rider face amount per month
Primary Insured Plus Rider[25] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 90
Maximum Charge		$16.52 per $1,000 of rider face amount per month[29]	$14.91 per $1,000 of rider face amount per month[30]

27 This minimum charge is based on an insured with the following characteristics: Female, issue  age 10,  juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
28 This maximum charge is based on an insured with the following characteristics: Male, issue age 85, standard tobacco underwriting class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.
29 This maximum charge is based on an insured with the following characteristics: Male, issue age 8, standard tobacco use class and in the 5th Policy year.  This maximum charge may also apply to insureds with other characteristics.
30 This maximum charge is based on an insured with the following characteristics: Male, issue age 74, standard tobacco use class, 16th Policy year and a Band 1 rider face amount of less than $1,000,000.  This maximum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Plus Rider[25] (without Extra Ratings) (continued)
Minimum Charge		$0.04 per $1,000 of rider face amount per month[31]	$0.03 per $1,000 of rider face amount per month[32]
Initial charge for a male insured, issue age 35, in the ultimate select non-tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

__________________________
31 This minimum charge is based on an insured with the following characteristics: Female, issue age 18, ultimate select non-tobacco use class and in the first Policy year. The minimum charge may also apply to insureds with other characteristics.
32 This minimum charge is based on an insured with the following characteristics: Female, issue  age 29, ultimate select non-tobacco use class first Policy year and in a Band 2 rider face amount of $1,000,000 or above. The minimum charge may also apply to insureds with other characteristics.

SECTION B
Fee Tables for Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The first table describes the type of fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Charges:	Upon payment of each premium	As % of premium payment	As % of premium payment
Premium Expense Charge		First 10 Policy years: 6% on Policies with a specified amount of less than $250,000; and 4.0% on Policies with a specified amount of $250,000 - $499,999	First 10 Policy years: 6% on Policies with a specified amount of less than $250,000; and 4.0% on Policies with a specified amount of $250,000 - $499,999
		Policy year 11+: 2.5% on Policies with a specified amount up to $499,999 Never a charge on Policies with a specified amount of $500,000 or more.	Policy year 11+: 2.5% on Policies with a specified amount up to $499,999 Never a charge on Policies with a specified amount of $500,000 or more.
Premium Collection Charge (only for Policies on direct pay notice)	Upon payment of each premium	$3 per premium payment	$0 per premium payment
Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire services.  You can obtain further information about these administrative charges by contacting our administrative office.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy years from the date of any increase in the specified amount
Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.
Minimum Charge[5]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.
Initial Charge for a male insured, issue age 31, in the ultimate select non-tobacco use class[6]		$13.04 per $1,000 of specified amount during the first Policy year.	$13.04 per $1,000 of specified amount during the first Policy year.
Transfer Charge[7]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

3 The surrender charge will vary based on the issue age, sex and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  The amount of the surrender charge usually declines over time.  Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase. (Note: Only the increase in specified amount is subject to the additional 15 year surrender charge period.) The surrender charge for each increase in specified amount ("layer") is calculated as the surrender charge per $1,000 of specified amount, multiplied by the number of thousands of dollars of specified amount in that layer, multiplied by the surrender charge factor. The surrender charge factor will be 1.00 for the first Policy year and then decrease each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase).  The surrender charges shown in the table may not be typical of the charges you will pay. Please see examples in the Surrender Charge section of this prospectus. More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: Male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: Female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 Because we no longer offer the 1980 C.S.O. version of this Policy, the information regarding the "representative insured" has not been updated since sales terminated in 2008.
7 The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments	$25	None
Decrease Charge	When specified amount is decreased during the first 15 Policy years or during the first 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.
Living Benefit Rider[8] (an Accelerated Death Benefit)	When rider is exercised	Discount Factor	Discount Factor

8We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due the early payment of the death benefit. The discount factor is equal to the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater.  For a complete description of the Living Benefit Rider, please refer to the section entitled "Living Benefit Rider (an Accelerated Death Benefit)"  in this prospectus.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009
The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$5.00 per month during the first Policy year, $7.50 per month thereafter	$5.00 per month
Cost of Insurance[9] (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary
Maximum Charge[11]		$83.33 per $1,000 of net amount at risk per month[12]	$60.21 per $1,000 of net amount at risk per month[12]
Minimum Charge[13]		$0.06 per $1,000 of net amount at risk per month[12]	$0.05 per $1,000 of net amount at risk per month[12]

9 Cost of insurance charges are based on a number of factors, including, but not limited to: the insured's issue age, sex and underwriting class, the specified amount, and the net amount at risk.  Cost of insurance rates generally will increase each year with the age of the insured.  Cost of insurance rates are generally lower for each higher band of specified amount.  For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1 (specified amounts less than $250,000).  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
10 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
11 This maximum charge is based on an insured with the following characteristics: Male, issue age 85, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 15th Policy year.  This maximum charge may also apply to insureds with other characteristics.
12 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary. Please refer to the section entitled "Charges and Deductions – Monthly Deductions" for a description of the factor.
13 This minimum charge is based on an insured with the following characteristics: Female, issue age 10,  juvenile class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Cost of Insurance (continued)
Initial Charge for a male insured, issue age 31, in the ultimate select non-tobacco use class, Band 1[6]		$0.12 per $1,000 of net amount at risk per month[12]	$0.12 per $1,000 of net amount at risk per month[12]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1 – 15, and 0.60% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[14]	On Policy anniversary or earlier, as applicable[15]	1.0% (effective annual rate)	0.75% (effective annual rate)
Optional Rider Charges:[16]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

14The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 3.0% guaranteed).  After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount. The maximum loan interest spread on preferred loans is 1.00%, and the current spread is 0.0%.
15While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.
16 Optional Rider Charges are based on a number of factors including, but not limited to: some combination of each insured's issue age or attained age, sex and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy and will not exceed the guaranteed charges included in this prospectus. The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
17 This maximum charge is based on an insured with the following characteristics: attained age 66. This maximum charge may also apply to insureds with other attained ages.
18This minimum charge is based on an insured with the following characteristics: attained age 40.  This minimum charge may also apply to insureds with other attained ages.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Accidental Death Benefit Rider (continued)
Initial Charge for a male insured, issue age 31[6]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[20]		$0.39 per $1,000 of base Policy specified amount per month	$0.39 per $1,000 of base Policy specified amount per month
Minimum Charge[21]		$0.03 per $1,000 of base Policy specified amount per month	$0.03 per $1,000 of base Policy specified amount per month
Initial charge for a male insured, issue age 31[6]		$0.05 per $1,000 of base Policy specified amount per month	$0.05 per $1,000 of base Policy specified amount per month

19 Disability Waiver charges are based on the primary insured's issue age, sex and net amount at risk. The charges shown are for Base Policy only (without riders).  The addition of riders would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: Female, issue age 55.  This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: Male, issue age 25.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009
Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver and Income Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[23]		$0.86 per $10 monthly rider units	$0.86 per $10 monthly rider units
Minimum Charge[24]		$0.20 per $10 monthly rider units	$0.20 per $10 monthly rider units
Initial charge for a male insured, issue age 31[6]		$0.24 per $10 monthly rider units	$0.24 per $10 monthly rider units
Children's Insurance Rider[25]	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or until the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[26] (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100, or the anniversary nearest the other insured's 100th birthday if earlier
Maximum Charge[27]		$83.33 per $1,000 of rider face amount per month	$70.83 per $1,000 of rider face amount per month

22 The charge for this rider is based on the primary insured's issue age, sex and the amount of monthly income benefit that you would be paid in the event of total disability as defined in the rider.
23 This maximum charge is based on an insured with the following characteristics: Female, issue age 55.  This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: Male, issue age 27. This minimum charge may also apply to insureds with other characteristics.
25 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
26 Rider charges are cost of insurance charges that are based on each other insured's issue age, sex , underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
27 This maximum charge is based on an insured with the following characteristics: Male, issue age 85, standard tobacco underwriting class and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009
Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Other Insured Rider[26] (continued) (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100, or the anniversary nearest the other insured's 100th birthday if earlier
Minimum Charge[28]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 32, in the ultimate select non-tobacco use class		$0.11 per $1,000 of rider face amount per month	$0.11 per $1,000 of rider face amount per month
Primary Insured Rider[26] (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95
Maximum Charge[29]		$24.85 per $1,000 of rider face amount per month	$20.06 per $1,000 of rider face amount per month
Minimum Charge[28]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 31, in the ultimate select non-tobacco use class, Band 1		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Primary Insured Plus Rider[26] (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 90
Maximum Charge		$18.46 per $1,000 of rider face amount per month[30]	$14.91 per $1,000 of rider face amount per month[31]

28 This minimum charge is based on an insured with the following characteristics: Female, issue age 10, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
29 This maximum charge is based on an insured with the following characteristics: Male, issue age 85, standard tobacco underwriting class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.
30 This maximum charge is based on an insured with the following characteristics: Male, issue age 85, standard tobacco use class and in the 5th Policy year.  This maximum charge may also apply to insureds with other characteristics.
31 This maximum charge is based on an insured with the following characteristics: Male, issue age 74, standard tobacco use class, 16th Policy year and a Band 1 rider face amount of less than $1,000,000.  This maximum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Plus Rider[26] (without Extra Ratings)[10] (continued)
Minimum Charge		$0.08 per $1,000 of rider face amount per month[32]	$0.03 per $1,000 of rider face amount per month[33]
Initial charge for a male insured, issue age 31, in the ultimate select non-tobacco use class, Band 1[6]		$0.12 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

32 This minimum charge is based on an insured with the following characteristics: Female, issue age 18, ultimate select non-tobacco use class and in the first Policy year.  The minimum charge may also apply to insureds with other characteristics.
33 This minimum charge is based on an insured with the following characteristics: Female, issue age 29, ultimate select non-tobacco use class, first Policy year and in a Band 2 rider face amount of $1,000,000 or above.  The minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, please see "Sale of the Policies."

Range of Expenses for the Portfolios

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 201 5 .1,2 Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.32%	1.84%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]
	0.32%	1.68%

1 The portfolio expenses used to prepare this table were provided to Transamerica Premier by the funds. The expenses shown are those incurred for the year ended December 31, 201 5 .  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund that are each a "fund of funds."  A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Transamerica Premier took into account the information received from the Fund groups on the combined actual expenses for each of the "fund of funds" and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund's) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund. See the prospectuses for the Transamerica Series Trust and the Templeton Founding Funds Allocation VIP Fund for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 24 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 201 7 .

Transamerica Premier, The Separate Account, The Fixed Account and The Portfolios

Transamerica Premier

Transamerica Premier Life Insurance Company, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 -1294 , is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy. Note: On October 1, 2014, Western Reserve Life Assurance Co. of Ohio ("WRL") merged with Transamerica Premier Life Insurance Company . ( Note: E ffective July 31, 2014, Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company).

Financial Condition of the Company

The benefits under the Policy are paid by Transamerica Premier from its General Account assets and/or your cash value held in the Company's separate account.  It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy's death benefit, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of the subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address – Transamerica Premier Life Insurance Company, 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499 - 0001 or by calling us at (800) 851-9777, or by visiting our website www.premier.transamerica.com.  In addition, the SAI is available on the SEC's website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Premier's ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations--A.M. Best Company( www.ambest.com),  Moody's Investors Service (www.moodys.com), Standard & Poor's Rating Services (www.standardandpoors.com), and Fitch, Inc. (www.fitchratings.com).

The Separate Account

 WRL Series Life Account was a separate account of WRL, established under Ohio law. Effective on October 1, 2014, WRL Series Life Account was re-domesticated under the laws of the State of Iowa and reestablished under TPLIC. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
•	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts and/or create new separate accounts.
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time in our discretion.
•	Transfer assets of the separate account or any subaccount which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
•	Establish additional separate accounts or subaccounts to invest in new portfolios.
•	Manage the separate account at the direction of a committee.
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.

•	Change the investment objective of a subaccount.
•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.
The Fixed Account

The fixed account is part of Transamerica Premier's general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica Premier has sole discretion over the investment of the fixed account's assets. Transamerica Premier bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled "Risks of Managing General Account Assets." Transamerica Premier guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated.  For Policies applied for on or after September 22, 2008, unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000.  (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)  We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or the monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

New Jersey: The fixed account is not available to you if your Policy was applied for before September 22, 2008 and issued in the State of New Jersey .before January 1, 2009.  You may not direct or transfer premium payments or cash value to the fixed account.  The fixed account is available to you only in connection with Policy loans.
The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.  Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.
Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain portfolios invest substantially all of their assets in portfolios of other funds.  (See the chart below listing portfolios available under the Policy.)  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as fund of funds or master-feeder funds.  Fund of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.
As described in more detail in the underlying portfolio prospectuses, certain underlying portfolios employ a managed volatility strategy that is intended to reduce the underlying portfolio's overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies. During rising markets, the hedging strategies employed to manage volatility could result in your Policy value rising less than would have been the case if you had been invested in an underlying portfolio with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying portfolios with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy value may decline less than would have been the case if you had not invested in underlying portfolios with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying portfolio's optimal risk targets, and the underlying portfolio may not perform as expected.  Portfolios that employ a managed volatility strategy are identified by an "*" preceding the name of the portfolio in the first column of the chart below.
Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  (See chart below listing portfolios available under the Policy.)  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  You should consult with your registered representative to determine which combination of investment choices is appropriate for you.
The ProFunds and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively affect a portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses.  See "Disruptive Trading and Market Timing." Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds or Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for a description of the investment risks associated with investing in the ProFunds or Access Trust portfolios.
 You can find more detailed information about the portfolios, including the investment objective and a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses, by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.premier.transamerica.com. You should read the fund prospectuses carefully. Note: If you received a summary prospectus for any of the portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AB Dynamic Allocation VP	Transamerica Asset Management, Inc. AllianceBernstein, L.P.	Seeks capital appreciation and current income.

Transamerica Aegon Government Money Market VP1,2	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Transamerica Aegon High Yield Bond VP3	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks a high level of current income by investing in high-yield debt securities.
Transamerica Aegon U.S. Government Securities VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
*Transamerica Asset Allocation – Conservative VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.
*Transamerica Asset Allocation – Growth VP3	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks long-term capital appreciation.
*Transamerica Asset Allocation – Moderate Growth VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
*Transamerica Asset Allocation – Moderate VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Transamerica BlackRock Global Allocation VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return. Total investment return is the combination of capital appreciation and investment income.
1Formerly, Transamerica AEGON  Money Market Portfolio VP.
2The Board of Trustees of Transamerica Series Trust has approved changes to the Portfolio's investment objective and principal investment strategies that will allow the Portfolio to operate as a "government money market fund." Effective May 1, 2016, the Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash, and will become known as Transamerica Aegon Government Money Market VP. Note: During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the government money market portfolios' subaccounts may become extremely low and possibly negative.
3Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt ("junk bonds") market and/or in high yield debt securities.
4Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio. Please Note:  Effective on or about July 1, 2016,  J.P. Morgan Investment Management Inc. will replace Aegon USA Investment Management, LLC as sub0adviser to this portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
*Transamerica BlackRock Tactical Allocation VP5	Transamerica Asset Management, Inc. BlackRock Financial Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Securities LLC	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
*Transamerica International Moderate Growth VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.

Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Janus Mid-Cap Growth VP6	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital appreciation.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
4Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio. Please Note:  Effective on or about July 1, 2016,  J.P. Morgan Investment Management Inc. will replace Aegon USA Investment Management, LLC as sub0adviser to this portfolio.
5This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.  Please see the portfolio's prospectus for a complete description of the portfolio's investment strategies and the risks of investing in the portfolio.
6Formerly, Transamerica Morgan Stanley Mid-Cap Growth VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Managed Risk – Balanced ETF VP7	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks to balance capital appreciation and income.
Transamerica Managed Risk – Growth ETF VP8	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. Aegon USA Investment Management, LLC	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
*Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
*Transamerica QS Investors Active Asset Allocation – Conservative VP5,9	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks current income and preservation of capital.
*Transamerica QS Investors Active Asset Allocation – Moderate Growth VP5,10	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation with current income as a secondary objective.
*Transamerica QS Investors Active Asset Allocation – Moderate VP5,11	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation and current income.
5 This portfolio invests in a combination of underlying Exchange Traded Funds ("ETFs").  Please see the portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
7Formerly, Transamerica Vanguard ETF Portfolio – Balanced VP.
8Formerly, Transamerica Vanguard ETF Portfolio – Growth VP.
9Formerly, Transamerica Aegon Active Asset Allocation – Conservative VP.
10Formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP.
11Formerly, Transamerica Aegon Active Asset Allocation – Moderate VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Systematic Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Torray Concentrated Growth VP	Transamerica Asset Management, Inc. Torray LLC	Seeks to achieve long-term growth of capital.
Transamerica WMC US Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
Fidelity Funds
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company FMR Co., Inc.; Geode Capital Management, LLC	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
AllianceBernstein variable products series fund, inc.:
AB Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return consistent with the adviser's determination of reasonable risk.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Founding Funds Allocation VIP Fund[12]	See Footnote 13	Seeks capital appreciation with a secondary goal of income.
PROFUNDS:
ProFund VP Asia 30[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index.
ProFund VP Bull[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index..
ProFund VP Consumer Services[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.
12This portfolio is a fund of funds and invests in a combination of Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Please see the portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
13Franklin Templeton Services, LLC is the portfolio's administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.
14The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

ProFund VP Emerging Markets[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the BNY Mellon Emerging Markets 50 ADR® Index.
ProFund VP Europe 30[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the basket of currencies included in the U.S. Dollar Index®.
ProFund VP Financials[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.
ProFund VP Government Money Market[14,15,16]	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP International[14]	ProFund Advisors LLC
Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index. The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MCSI EAFE futures contracts traded in the United States.

14The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
15Formerly, ProFund VP Money Market.
16 The Board of Trustees of ProFunds has approved changes to the Portfolio's  principal investment strategies that will allow the Portfolio to operate as a "government money market fund." Effective May 1, 2016, the Portfolio will invest at least 99.5% of its total assets at the time of investment in cash,  U.S. government securities,  and/or repurchase agreements that are fully collateralized by these instruments and will become known as ProFund VP Government Money Market. Note: During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the government money market portfolios' subaccounts may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Japan[14]	ProFund Advisors LLC
Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average. The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the
Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

ProFund VP Mid-Cap[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Index.
ProFund VP NASDAQ-100[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index.
ProFund VP Oil & Gas[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index.
ProFund VP Pharmaceuticals[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Pharmaceuticals SM Index.
ProFund VP Precious Metals[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious Metals SM Index.
ProFund VP Short Emerging Markets[14]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the BNY Mellon Emerging Markets 50 ADR Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

14The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short International[14]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the "Index"). The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.  The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the inverse (-1x) of the daily performance of MSCI EAFE futures contracts traded in the United States.

ProFund VP Short NASDAQ-100[14]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Short Small-Cap[14]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Small-Cap[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.
ProFund VP Small-Cap Value[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.
ProFund VP Telecommunications[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index.
ProFund VP UltraNASDAQ-100[14]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

14The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP UltraSmall-Cap[14]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP U.S. Government Plus[14]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Utilities[14]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index.
ACCESS TRUST:
Access VP High Yield Fund[14,17]	ProFund Advisors LLC	Seeks to provide investment results that generally correspond to the total return of the high yield market consistent with maintaining reasonable liquidity.
14The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
17Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt ("junk bonds") market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("TAM"), located at 4600 Syracuse Street, Suite 1 801 California Street , Suite 52 00, Denver, Colorado 802 02-2642 , serves as investment adviser to the Transamerica Series Trust ("Series Trust") and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. TAM is directly owned by Transamerica Premier (77%) and AUSA Holding Company (23%). For certain portfolios, TAM has engaged investment sub-advisers to provide portfolio management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

Fidelity Management & Research Company ("FMR") located at 82 Devonshire Street, Boston, Massachusetts 02109 -3605 serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund's Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC ("ProFund Advisors") located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 -6527 serves as the investment adviser and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds' or Access Trust's Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds and Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P., ("AllianceBernstein"), located at 1345 Avenue of the Americas, New York, New York 10105 -0302 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AB Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. ("Franklin"), located at One Franklin Parkway, San Mateo, California 94403 -1906 serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Founding Funds Allocation VIP Fund.  Franklin Templeton Services, LLC ("FT Services") serves as administrator for the Franklin Founding Funds Allocation VIP Fund and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio's assets.  FT Services is paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio's assets in accordance with policies and guidelines established by the Trust's Board of Trustees.  Please see the portfolio's prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios
The underlying portfolios offered through this product are selected by Transamerica Premier. Transamerica Premier may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, see the section of this prospectus entitled "Revenues We Receive.")  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund's prospectus, statement of additional information and annual and semi-annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.
We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	The death benefit, cash and loan benefits.
	•	Investment options, including premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to owners.

Costs and expenses we incur:	•	Costs associated with processing and underwriting applications.
	•	Expenses of issuing and administering the Policy (including any Policy riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments that you make, we will deduct the following charge:

The premium expense charge is equal to:	•

For All Policies Except those Issued to Residents of Puerto Rico
First 10 Policy years:  The current charge is equal to 6.0% of premiums paid on Policies with a specified amount up to $249,999; 4.0% on Policies with a specified amount from $250,000 - $499,999.

	•	Policy Years 11+: 2.5% of premiums paid on Policies with a specified amount up to $499,999.
	•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher, except for Puerto Rico, as noted below.

•
For Policies issued to residents of Puerto Rico (for Policies applied for on or after September 22, 2008)
 First 10 Policy years: The current charge is equal to 10.0% of premiums paid on Policies with a specified amount up to $249,999; 8.0% on Policies with a specified amount from $250,000 - $499,999; and 4.0% on Policies with a specified amount of $500,000 or more. We guarantee this charge will not exceed 12.0%, 10.0% and 6.0%, respectively for each such category.

•
Policy years 11+: The current charge is equal to 6.5% of premiums paid on Policies with a specified amount up to $499,999; and 4.0% on Policies with a specified amount of $500,000 or more. We guarantee this charge will not exceed 8.5% and 6.0%, respectively, for each such category.

Note: Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose the Option A death benefit) may affect the specified amount in force.  Premium expense charges will be based on the specified amount in force for the Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner, except for Puerto Rico, as noted above.

Premium collection charge:	•
For Policies applied for before September 22, 2008 and issued before January 1, 2009, on direct pay notice, this charge equals $3.00 per premium payment.  We currently do not impose this charge but reserve the right to do so in the future.

	•	This charge only applies to Policies on direct pay notice.
	•	We will not increase this charge.

Monthly Deductions

We take the monthly deductions from the cash value on the Policy date and on each Monthiversary.  We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary).

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:	•	The monthly Policy charge; plus
	•	The monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
	•	The monthly charge for any benefits provided by riders attached to the Policy; plus
	•	The decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge (for Policies applied for on or after September 22, 2008):
	•	This charge currently equals $10 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $12 per month.

Monthly Policy Charge (for Policies applied for before September 22, 2008 and issued before January 1, 2009):
	•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $7.50 per month.

Cost of Insurance Charge:
	•	We deduct this charge each month. It varies each month and is determined as follows:
1.
Divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

2.
Subtract the cash value on the Monthiversary after it has been allocated among the segments of specified amount in force in the following order: first, initial specified amount; then, each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each segment of specified amount);

		3.	Multiply each segment of net amount at risk provided under 2. (above) by the appropriate monthly cost of insurance rate for that segment; and add the results together.

•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
	>	Band 1: $50,000 - $249,999
	>	Band 2: $250,000 - $499,999
	>	Band 3: $500,000 - $999,999
	>	Band 4: $1,000,000 and over
•	Generally, the higher the specified amount band you choose, the lower the current cost of insurance rates.
•
We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).  Riders are not included in determining the Policy's specified amount band.

Optional Insurance Riders:
•
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled "Rider Charges" for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: the insured's issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; sex ; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount.  Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount.  The factors that affect the net amount at risk for each segment of specified amount include: the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount).  Monthly cost of insurance rates may change from time to time and different monthly cost of insurance rates may apply to increases in the specified amount following the Policy date and any additional death benefit.  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after September 22, 2008, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the insured's attained age, sex , and underwriting class.  For Policies applied for before September 22, 2008 and issued before January 1, 2009, these guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables") and the insured's attained age, sex , and underwriting class.

If you increase the specified amount, different monthly cost of insurance rates may apply to that segment of specified amount, based on factors such as the insured's age and underwriting class at the time of the increase, sex , and the length of time since the increase.  Increases in specified amount may move the Policy into a higher specified amount band, which may result in a decrease in the rates for the cost of insurance charge for as long as the Policy remains in the higher specified band and possibly a decrease in the premium expense charges because premium expense charges are based on the specified amount in force on the Base policy at the time the premium is received.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount, and may result in an increase in cost of insurance and premium expense charges.  Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and  thereafter reduce the initial specified amount.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured's life expectancy. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates.  Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain policies on a simplified, guaranteed issue or expedited basis. Cost of insurance rates charged for any policies issued on a simplified guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider, and for any increase in rider specified amount, is calculated in the same manner used to determine the Base Policy's cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Policy without riders, except that the current rates are not guaranteed for any amount of time under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is a maximum of:
For Policies Applied for On or After September 22, 2008:
•	The value of each subaccount; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate of 1.50%.

The annual rate for the mortality and expense risk charge is equal to 1.50% of the average daily net assets of each subaccount. We may reduce this charge to 0.75% after the first 15 Policy years, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 1.50% level after the 15th Policy year.

For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009:
•	Your Policy's cash value in each subaccount; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

The annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years.  We may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level (annually) after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.
Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you choose to surrender your Policy, the Policy and all attached riders will terminate.
If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount, unless there has been a reduction in specified amount for which a decrease charge was applied.
The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, sex and underwriting class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured's issue age, sex and underwriting class at the time of the increase.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 15th Policy year to surrender your Policy and you have not increased your specified amount during the most recent 15 Policy years.

Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis, and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successively, and then reduce the surrender charge on the initial specified amount.
Example:
January 1, 2001                                                                                    Policy issued for $300,000
January 1, 2004                                                                                    Policy increased by $200,000
January 1, 2005                                                                                    Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:
Coverage Layer                                                                                    Surrender Charge
$300,000                                                                                    $4,656
$200,000                                                                                    $3,624

When the $200,000 layer is reduced to $100,000 on January 1, 2005, a surrender charge of $1,812 is applied.
100
200            x            $3,624                          =            $1,812

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years.  This will depend on a number of factors, but is more likely if:

•	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy. and/or
•	Investment performance is low.

In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	•	The surrender charge per $1,000 of specified amount in the segment (varies by issue age, sex and underwriting class on the Policy date or date of specified amount increase) multiplied by
	•	The surrender charge factor.

The surrender charge per thousand is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after September 22, 2008) and Appendix A-2 (for Policies applied for before September 22, 2008 and issued before January 1, 2009).

The surrender charge factor is also determined separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. The surrender charge factor will be 1.00 for the first Policy year and then decrease each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or the date of any specified amount increase).  We generally determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements. Please see "Surrender Charge Factors" in Appendices A-1-a and A-2-a for surrender charge factors.

Decrease Charge

If you decrease the specified amount during the first 15 Policy years or during the 15 year period following an increase in specified amount, we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.
The decrease charge is equal to:	•	The surrender charge as of the date of the decrease applicable to that portion of the segment(s) of the specified amount that is/are decreased. See "Surrender Charge" above.

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:
•	A change in the death benefit option. or
•	A cash withdrawal (when you select death benefit Option A).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.
Transfer Charge
We currently allow you to make 12 transfers each Policy year free of charge.  We deduct the transfer charge from the amount being transferred.  Except as listed below, the charge is $25 for each additional transfer.  We will not increase this charge.
•	For purposes of assessing this transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the reallocation date, currently are not treated as transfers for the purpose of assessing this charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds and/or the Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing this charge.
Loan Interest Rate Charge
We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 3.0%.  After offsetting the 3.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 3.00% and is not guaranteed.
Change in Net Premium Allocation Charge
We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change per Policy year quarter. We will notify you if we decide to impose this charge.
Cash Withdrawal Charge
After the first Policy year, you may take one cash withdrawal per Policy year if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge.  Cash withdrawals from your Policy are subject to the following:
•	When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.
Taxes
We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges
The following charges apply if you elect any of the riders available under your Policy as noted below (see "Supplemental Benefits (Riders)"):

•
Living Benefit Rider.  We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit.  For a complete description of the Living Benefit Rider, please refer to the section entitled "Living Benefit Rider (an Accelerated Death Benefit)" in this prospectus.

•
Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus"). We assess a cost of insurance charge based on the insured's issue age, sex and underwriting class, the Policy year and the rider face amount. Charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•
Other Insured Rider.  We assess a cost of insurance charge based on each other insured's issue age, sex and underwriting class, the Policy year, and the rider face amount. Charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•	Children's Insurance Rider. We assess a cost of insurance charge based on the rider face amount, regardless of the number of children insured.
•
Accidental Death Benefit Rider.  We assess a cost of insurance charge based on the primary insured's attained age and rider specified amount.  Charges generally will increase each year with the age of the insured.

•
Disability Waiver Rider. We assess a rider charge based on the primary insured's issue age, sex and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver and Income Rider. The charge for this rider is based on the primary insured's issue age, sex and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

Portfolio Expenses

The value of each subaccount will reflect the fees and expenses pai d and received by the corresponding portfolio - including, but not limited to - management fees and expenses, operating expenses and any 12b-1 fees. These fees and expenses reduce the value of your portfolio shares. Under certain circumstances, the board of directors of a government money market portfolio would have the discretion to impose a liquidity fee on redemptions from the money market portfolio and to implement a redemption gate that would temporarily suspend redemptions from the fund.  Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction that may be imposed by the government money market portfolios.

Please see the fund prospectuses for more detailed information about the portfolios.

Revenues We Receive
We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof  in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products.

These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular
Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.
.             We (and/or our affiliates) may receive some or all of the following types of payments:

Rule 12b-1 Fees.  We and/or our affiliate, Transamerica Capital, Inc. ("TCI"), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees ("Support Fees").  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees. (See the prospectuses for the funds for more information.) The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Premier and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust**	--	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%
*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us.  We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates' overall profitability.  During 201 5 we received $ 12,141,474.41  million in benefits from TAM.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Premier and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. ("TFA"), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information).

      Certain advisers and sub-advisers of the underlying Funds (or their affiliates) (1) may directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees; (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA's wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Funds and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives.  The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2015, TCI and its affiliates received revenue sharing payments that totaled approximately $1,102,000.00. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; American Century Investment Management, Inc.; American Funds; AQR Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss; Belle Haven Investments; BlackRock Investment Management, LLC; Capital Research and Management CompanySM; Fidelity Management & Research Company; Franklin Templeton Services, LLC; Janus Capital Management LLC;  Jennison Associates LLC; JP Morgan Investment Management Inc.; Kayne Anderson Capital Advisors, LP;   Logan Circle Investment Partners; MainStay Capital Management LLC; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc.; Morningstar Advisers; Oppenheimer Funds, Inc; Pacific Investment Management Company; PineBridge Investments LLC; Pioneer Investment Management, Inc.; QS Legg Mason Global Asset Allocation, LLC; Ridgeworth Investments;  Rockefeller & Co.; RS Investments; Schroder Investment Management; Systematic Financial Management; The Vanguard Group, Inc.; Torray LLC;  Waddell & Reed Companies;  and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group policy.  The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.

The principal rights an owner may exercise are:
•	To designate or change beneficiaries before the death of the insured.
•	To receive amounts payable before the death of the insured.
•	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
•	To change the owner of the Policy.
•	To change the specified amount of the Policy.

      No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect the date we receive it, in good order, at our mailing address or by fax at our administrative office (1-727-299-1620), subject to payment or other actions taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  Note: No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•
To assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of other federal or state laws relating to variable life policies; or

•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy (Note: This Policy is not available for new sales)

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI  ( the principal underwriter for the Polic y) and us. We may reject the application at any time before issuing a Policy.

Possible Delays. There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

Specified Amount. You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000.  We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage.  We offer the following specified amount bands of coverage:

➢Band 1: $50,000 - $249,999
➢Band 2: $250,000 - $499,999
➢Band 3: $500,000 - $999,999
➢Band 4: $1,000,000 and over

Issue. We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or
•	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free Section 1035 Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy the Policy through an exchange or otherwise.)
When Insurance Coverage Takes Effect

Except as provided in the conditional receipt ("Conditional Receipt"), if issued, or in connection with certain Section 1035 Exchanges. insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	The amounts applied for under all Conditional Receipts issued by us; or
	•	$500,000 of life insurance.
Subject to the conditions and limitations of the Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	The date of application; or
•
The date of the last medical examination, test, and other screenings required by us, if any (the "Effective Date").  Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.

3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	d.	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:	•	The Conditional Receipt is not valid unless:
		1.	All blanks in the Conditional Receipt are completed.
		2.	The receipt is signed by an authorized Company representative.

Other limitations:	•	There is no Conditional Receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt's conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Transamerica Premier's liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges. Coverage may begin earlier in Section 1035 exchange situations  as provided in the "Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover" form.  As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:
The Policy has been approved for issue – even if approved other than as applied for - and accepted in writing by the proposed owner and either:

1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or
2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured's lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges will be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued and full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or the record date, if Policy is backdated).  Any premium payments we receive before the Policy date (record date, if applicable) will be held in a non-interest bearing suspense account.  On the Policy date (or on the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free look right. (While held in the reallocation account, premium(s) will be credited with interest at the current fixed rate until the reallocation date when they will be allocated to the subaccounts and/or the fixed account as you specified in your application.)  Please note: If a Policy is backdated, your premiums are credited on the record date and not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading but no later than 4:00 p.m. Eastern Time. ( If a premium or transaction is received after 4 p.m. Eastern Time, we will process the requested transaction the next available day that the NYSE is open.)  This is true whether a requested transaction comes in via fax, wire or other electronic means, or by telephone.

Transaction Type:	Priced when received at our:
P ayment by C heck	M ailing A ddress, unless a different address appears on your billing coupon
T ransfer R equest	A dministrative O ffice
P ayment by W ire T ransfer	Administrative Office
E lectronic C redit and D ebit T ransactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	A dministrative O ffice

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy full insurance coverage begins. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.  Please Note:  State specific rules may apply to a request to backdate a policy.  Please contact your registered representative for further information.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Premiums

Allocating Premiums
You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:

•	Allocation percentages must be in whole numbers.
•
If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly.

•	If you select asset rebalancing, the cash value of your Policy (if an existing Policy) or your minimum initial premium (if a new Policy) must be at least $5,000.
•
Unless otherwise required by state law, we may restrict allocations and transfers to the fixed account under Policies applied for on or after September 22, 2008, if the fixed account value (excluding amounts in the loan reserve account) following the allocation or transfer would exceed $250,000.  (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1‑800‑851‑9777, Monday ‑ Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. You may also change allocation instructions through our website at www.premier.transamerica.com.
Please note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive the change, in good order, at our mailing address or administrative office. Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes or to charge $25 for each change in excess of one per Policy year quarter.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts you have chosen. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected in your application.  In those states that require us to return all premiums paid for the Policy in the event you exercise your free look right, we set the reallocation date to coincide with the free look period applicable to your Policy plus a margin of five days for Policy delivery.  Please contact your registered representative/agent for details concerning the free look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If however you requested dollar cost averaging, we will reallocate the cash balance on the reallocation date to the fixed account, the Transamerica Aegon Government Money Market VP subaccount, or the Transamerica JPMorgan Core Bond VP subaccount (depending on which subaccounts you selected on your application).

Please Note: For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium amount that is at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See "Minimum Monthly Guarantee Premium" below.

Planned Periodic Payments

You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. How long your Policy remains in force depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61‑day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, sex , rate class of the insured, the specified amount requested, and your Policy's applicable C.S.O. table.  We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added or terminated, or in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, including any accrued interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to, and including, the current month. (Your initial minimum monthly guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect. Please see the section of this prospectus entitled "Policy Lapse and Reinstatement."

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations & Payments

We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations by which the Policy qualifies as life insurance under federal tax laws.
This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment within 60 days after the end of the Policy year. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent. (Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.)

We may require premium payments to be at least $50 ($1,000 if by wire). If the payment mode is by monthly direct deposit, we may require minimum payments of $100.  We may return premiums less than the minimum.

  Wire Transfers. We will accept premium payments by wire transfer.  If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges ("1035 Exchanges"). We accept a part of or all of your initial premiums from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

 If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Please Note:  We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

Transfers
General
You or your authorized representative may make transfers among the subaccounts, or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.
We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:
•
Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greater of 25% of the amount in the fixed account, or the amount transferred out of the fixed account the previous Policy year.  However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See "Fixed Account Transfers."

•
Currently we do not, but reserve the right to, limit the amount of and the number of transfers out of the fixed account to one per Policy year.  If we modify or stop our current practices, we will notify you at the time of your transfer.

•
For Policies Applied for On or After September 22, 2008: Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.  This restriction will not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•
You may request transfers in writing (in a form we accept) to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (www.premier.transamerica.com).  Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year:
1. We consider all transfers made in any one day to be a single transfer.

2.  Transfers resulting from loans or the exercise of conversion rights, or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

3. Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
4. Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
5. Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in writing, in good order, at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, or on a day the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see "Telephone, Fax and Online Privileges.")
Disruptive Trading and Market Timing
 The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to accommodate market timing and facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:

1.
Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

2.
An adverse effect on portfolio management, such as (a) impeding a portfolio manager's ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

3.	Increased brokerage and administrative expenses.
      These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.

Please Note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We do not impose any prophylactic transfer restrictions. In the absence of any such restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before we are able to detect it and take steps to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests from policyowners or persons acting on behalf of policyowners for compliance with, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone, Fax and Online Privileges
Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1‑800‑851‑9777, Monday ‑ Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727‑299‑1620).  You also may request transfers electronically through our website, http://www.premier.transamerica,com. Please Note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.
Additionally, please note the following regarding telephone, Internet or fax transfers:
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•
If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax order in writing.
•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address, or through our fax number (1-727-299-1620).
•	We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727‑299‑1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and electronic transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Transamerica Premier's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number ("PIN") and your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information. We will not be able to verify that the person using your PIN on the automated phone line or providing instructions online is you or one authorized by you.

Note:  Your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a  request  after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of your transfer.

We reserve the right to limit the maximum amount you may transfer from the fixed account each Policy year to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year.

These restrictions do not apply to dollar cost averaging transactions.  However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions), at our mailing address (for written correspondence), or electronically through our website.  For Policies Applied for On or After September 22, 2008:  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

For Policies Applied for On or After September 22, 2008, unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value, excluding amounts in the loan reserve following the transfer would exceed $250,000.  Note: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey: The fixed account is not available to you if your Policy was applied for before September 22, 2008 and issued before January 1, 2009 in the State of New Jersey. You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request, in good order, in writing to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio the fixed account without a transfer charge.  We must receive your request to transfer the subaccount value to the fixed account in good order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium to the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica Aegon Government Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose.  We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address or by facsimile at our administrative office, in good order, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	•	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed form signed by the owner, requesting dollar cost averaging.
	•	You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

      You may request dollar cost averaging at any time.  There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•	We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office) a request to discontinue participation from you or your authorized representative.
	•	The value in the accounts from which we make the transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program but later decide that you would like to participate again, you must submit a new dollar cost averaging form, (in good order). We may modify, suspend, or discontinue dollar cost averaging at any time.
Asset Rebalancing Program
We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program.  We make no guarantee that participation in this program will result in a profit or protect you from a loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile  at our administrative office), we will change your premium allocation instructions to match your asset rebalancing request instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date that we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us at our mailing address, (or by facsimile to our administrative office) a completed asset rebalancing request form, in good order, signed by the owner.
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program.
	•	We receive, in good order, at our mailing address (or by facsimile or telephone to our administrative office) a request to discontinue participation from you or your authorized representative.
	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re‑enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services
We do not offer any asset allocation programs or any allocation models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Premier as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the registered representative or investment advisor's ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled "Transfers – Disruptive Trading and Market Timing," are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or (ii) intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Transamerica Premier.

Note:
•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by owners on their own behalf, except as otherwise described in this prospectus.  Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

•	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

Policy Values
Cash Value
Your cash value:

●	Is determined on the Policy date and on each valuation date.
●
Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.
Net Surrender Value
The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.  You may also fax your requests to 1-727-299-1620.

Net surrender value on any valuation date equals:	•	The cash value as of such date; minus
	•	Any surrender charge as of such date (if applicable); minus
	•	Any outstanding Policy loan amount including any accrued Policy loan interest.
Subaccount Value
The cash value in a subaccount is referred to as "subaccount value."  At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount. (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:	•	The initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	Units purchased with additional net premium(s); plus
	•	Units purchased due to a loan repayment; plus
	•	Units purchased via transfers from another subaccount or the fixed account; minus
	•	Units redeemed to pay for monthly deductions; minus
	•	Units redeemed to pay for cash withdrawals; minus
	•	Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	•	Units redeemed to pay cash withdrawals and transfer charges; minus
	•	Units redeemed due to any refund of premiums allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.
Subaccount Unit Value
The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.
The unit value of any subaccount at the end of a valuation period is calculated as:	•

The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date if different, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any	•	The sum of net premiums allocated to the fixed account; plus
valuation period is equal to:	•	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	Total interest credited to the fixed account; minus
	•	Amounts charged to pay for monthly deductions; minus
	•	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer charges or any other fees and charges; minus
	•	Amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount; minus
	•	Any refund of premiums allocated to the fixed account.

Death Benefit
Death Benefit Proceeds
We will determine the amount of the death benefit proceeds on any Policy in force on the date of death, upon receipt, in good order, at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We will pay interest on the death benefit from the date of death to the date of payment.  The annual interest rate will be at least 1%. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The final death benefit payment is equal to:	•	The amount determined based on the death benefit option that you select (described below); minus
	•	Any monthly deductions due during the grace period (if applicable); minus
	•	Any outstanding loan amount including accrued loan interest; plus
	•	Any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy, or if you misstate the insured's age or sex .
Death Benefit
The Policy offers three death benefit options - Option A, Option B and Option C.  The amount of the death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer.  This is an important decision. If you do not choose a death benefit option in the application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death adjusted as shown above.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion.  The provisions of your Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase.  Adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets the "Guideline Premium Test (GPT)." The GPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year by attained age of the insured) of the cash value.

Option A

The death benefit equals the greatest of:	•	The specified amount; or
	•	A specified percentage called the "limitation percentage," multiplied by the cash value on the insured's date of death; or
	•	The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Example. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000=2.50% times the cash value.) Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Option B

The death benefit equals the greatest of:	•	The specified amount; plus the cash value on the insured's date of death; or
	•	The limitation percentage, multiplied by the cash value on the insured's date of death; or
	•	The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Example. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value.  (The figure of $66,667 is derived by solving for cash value in the following calculation:  $100,000 plus cash value = 2.5 times the cash value.)  Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $66,667, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Option C

The death benefit equals the greatest of:	•	The death benefit under Option A; or
	•	The specified amount, multiplied by an age-based "factor" equal to the lesser of:
> 1.0 or
> 0.04 multiplied by (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus the cash value on the insured's date of death; or
	•	The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A benefit will be taken into account in the Option C death benefit.

Option C--Three Examples.

1.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 {$100,000 x the minimum of (1.0 and (0.04 x (95-75)) + $22,000}.
2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of {1.0 and (0.04 x (95-75))} plus $9,000 is less than the specified amount.
3.  Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of {1.0 and (0.04 x (95-age))} is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Effect of Cash Withdrawals on the Death Benefit
For Policies Applied for On or After September 22, 2008: When death benefit Option A is in effect or when death benefit Option C is in effect and the insured's attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.  For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009: If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.  This decrease in specified amount may cause your Policy to be in a lower specified amount band, so your cost of insurance rates would be higher. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled "Surrenders and Cash Withdrawals – Cash Withdrawal Conditions" in this prospectus.

Choosing Death Benefit Option
You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.
You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.
Changing the Death Benefit Option
After the third Policy year, you may change your death benefit option once each Policy year.  Changing the death benefit option may affect the specified amount.  We will notify you of the new specified amount.
Changes to the Death Benefit Option are subject to the following conditions:
•
You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see "Telephone, Fax, and Online Privileges.")

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount
You may apply to increase the specified amount at any time or decrease at any time after the third Policy year. No more than one change in the specified amount can occur each Policy year. If approved, the increase or decrease will take effect on the next Policy Monthiversary.  An increase or decrease in the specified amount will affect your cost of insurance charge, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse period guarantee. A change in specified amount may affect the Policy's qualification tests as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702a and may have adverse federal tax consequences. Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band so that your overall cost of insurance rate and premium expense charge rate may change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount, we will notify you of your new minimum monthly guarantee premium and surrender charge schedule.
Any decrease will reduce your specified amount in the additional layer of coverage created:
(a)	first, by the most recent increase;
(b)	followed by, the next most recent increases successively; and
(c)	followed by, the amount specified in the original application.
You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	•	Decreases are only allowed after the third Policy year.
	•	You may not increase and decrease your specified amount in the same Policy year.
	•	You may not decrease your specified amount lower than the minimum specified amount under Band 1 shown on your Policy schedule page.
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
•
Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured's 65th birthday, we may limit the amount of decrease to no more than 20% of the then specified amount.

	•	A decrease in specified amount will take effect on the first Monthiversary on or next following the day we receive your written request, in good order, at our mailing address.
•
We will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount).

Conditions for and impact of increasing the specified amount:	•	Your request, in good order, must be applied for through a supplemental application and must include evidence of insurability satisfactory to us.
	•	Requests for increases are allowed at any time.
	•	A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request.
	•	We may require your increase in specified amount to be at least $50,000.
	•	You may not decrease and increase your specified amount in the same Policy year.

If an increase or decrease to your Policy's specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount.  The new minimum monthly guarantee premium is effective on the date of increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.

Payment Options
 There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.  These are described in the section entitled "Settlement Options" in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You may also fax your request to our administrative office at 1- 727-299-1620.  We may require an original signature with your request. Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15-year period following an increase in specified amount).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option.  A surrender may have tax consequences. For more information regarding tax consequences, please see the section entitled "Federal Income Tax Considerations."
Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:	•
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address (4333 Edgewood Road, N.E., Cedar Rapids, IA 52499).  If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	•	We may limit the number of withdrawals to one cash withdrawal per Policy year.
•
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500.  During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value.  After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
•	A withdrawal from the Transamerica Government Money Market VP portfolio or the ProFund VP Government Money Market fund may be subject to a redemption fee.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	A cash withdrawal may have tax consequences.
•
Your requests for a cash withdrawal that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. For Policies Applied for On or After September 22: When death benefit Option A is in effect or when Death benefit Option C is in effect and the insured's attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.  For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009: When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.

A decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher.  You also may have to pay higher minimum monthly guarantee premiums and premium expense charges.  We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy (Note: This Policy is not available for new sales.)

You may cancel the Policy for a refund during the free look period by returning it, with a written request to cancel the Policy, to our mailing address. You may also fax your request to 1-727-299-1620 along with page 3 of the Policy.  (If you send your request by fax, be sure to use the correct fax number.)  The free look period generally expires 10 days after you receive the Policy but in some states you may have more than 10 days. If you decide to cancel the Policy during the free look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request (with the owner's signature) , in good order, and the returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office).  Note: Canceling a Policy after a 1035 Exchange could have tax consequences as any gain from the old policy will generally be recognized.

If your state requires us to allocate premiums according to a policyowner's instructions during the free look period, then the amount of the refund will be the sum of :
•
The difference between the premiums paid and the amounts allocated to any accounts under the Policy on the date the written request and Policy are received, in good order, at our mailing address (or a fax request and page 3 of the Policy are received at our administrative Office); plus

•	The total amounts of monthly deductions made and any other charges imposed on amounts allocated to the accounts; plus
•	The value of the amounts allocated to the accounts on the date we or our agent received the returned Policy.

If state law prohibits the calculation above, or requires us to refund all of the initial premiums, the refund will be the total of all premiums paid for this Policy. (See "Policy Features – Premiums – Allocating Premiums – Reallocation Account.")  Please Note: If you have submitted a recent check or draft, we have the right to defer payment of the refund until such check or draft has been honored.

California Policyowners Age 60 and Over

For policies issued in the state of California, if the policyowner is age 60 or older as of the Policy effective date, the Policy's free look period is 30 days from the date of delivery.  During the 30-day free look period, we will hold the net premiums in the fixed account, unless you direct us to allocate the net premiums as per your most recent allocation instructions.  On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected.  This automatic transfer is excluded from the transfer limitations described later in this prospectus.

You can direct the allocation of your net premiums to the subaccounts during the 30-day free look period:

•	On your application.
•	In writing any time before the end of the 30-day free look period.
Signature Guarantees
Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:
•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.
•
Any disbursement request when Transamerica Premier has been directed to send proceeds to a different address from the address of record for that owner's account.  Please Note:  This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any financial transaction where the owner's signature on a request submitted does not match the signature in our files.
An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks.
•	Savings banks and savings and loan associations.
•	Securities brokers and dealers.
•	Credit unions.
The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans
General
After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy's net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See "Federal Income Tax Considerations."

Policy loans are subject to certain conditions:	·	We may require you to borrow at least $500.
	·	The maximum amount you may borrow is 90% of the cash value less any surrender charge and any outstanding Policy loan, including accrued interest.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account. The loan reserve account is part of the fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in the limited circumstances described below, by fax at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1‑800‑851‑9777, Monday ‑ Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If the loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

Your requests for a loan that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All loan requests must be submitted in good order to avoid a delay in processing your request.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address - 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 - and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account.  At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective 3.75% annual rate guaranteed not to exceed 4.0%). and the amount of interest we credit to your loan reserve account (an effective annual rate of 3% guaranteed).  We may apply different loan interest rates to different portions of the outstanding loan amount. After the 10th Policy year, we may apply preferred loan charged rates on an amount equal to the cash value minus premiums paid (less any cash withdrawals) and minus any outstanding loan amount. The maximum loan interest spread on preferred loans is 1.00% and the current spread is 0.0%.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 3.0%.  After offsetting the 3.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).

Effect of Policy Loans
A Policy loan reduces the death benefit and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan as of the last Policy anniversary plus any accrued interest. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective new annual rate of up to 3.75%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the interest and/or the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse
Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once the no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address according to our records, and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61‑day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon among other factors the characteristics of the insureds, riders associated with your Policy, and your Policy's specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no lapse date has passed.  Please refer to the section below entitled "Reinstatement" for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee

The Policy provides a no lapse guarantee (premium protection period in Illinois). As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deductions. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy.  Each month we determine whether the no lapse  guarantee is still in effect.  If the Policy is still in force, but the no lapse guarantee is not in effect, it can be restored by paying at any time before the no lapse date minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date:	•	For issue ages 0‑60, the no lapse date is the lesser of the number of years to attained age 65 or the 20th Policy anniversary.
	•	For issue ages 61‑85, the no lapse date is the fifth Policy anniversary.
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The no lapse date is specified in your Policy.  Note: For all Policies with a no lapse date indicated on the Policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, that were applied for before September 22, 2008 and issued before January 1, 2009 and were in force on May 1, 2009,  that date was automatically extended to the Policy Anniversary in 2012.

Keeping the no lapse guarantee in effect:	•	The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
•
You must pay total premiums (minus cash withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge) that equal at least the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of Policy changes on minimum monthly guarantee premium:	•
We will recalculate the amount of the minimum monthly guarantee premium if, while the no lapse guarantee is in effect, you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider.

•
Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force and/or to keep the no lapse guarantee in effect. We normally will not extend the length of the no lapse guarantee.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect for each month from the Policy Date up to and including the current month. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

See "Minimum Monthly Guarantee Premium" for a discussion of how the minimum monthly guarantee premium is calculated and can change.
Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy we will require from you all of the following:

•
Submit a written application for reinstatement to our mailing address or you may fax your request to our administrative office at 1-727-299-1620.  (If you send your request by fax, be sure to use the correct fax number.)

•	Submit the insured's written consent to reinstate.
•	Provide evidence of insurability satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
➢
If the no lapse guarantee has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges that would apply at the time of reinstatement.

➢
If the no lapse guarantee has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from the Policy date through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge (that we would assess if you were to surrender the Policy). The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.  We will not reinstate indebtedness (i.e., outstanding loan plus any accrued loan interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy
A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area . We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after attained age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after attained age 99.  Lack of specific IRS guidance, however, makes the tax treatment of the death benefit after attained age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified and we will not apply the premium.  At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:
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All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

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Loans taken from or secured by assignment or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

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A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made reduced by a withdrawal or distributions from the Policy that are tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance.  In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split dollar arrangements.  The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  In addition, Section 101(j) of the Internal Revenue Code imposes notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and requires additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.
Same Sex Relationships.  Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.

Continuation of Policy Beyond Attained Age 99.  The tax consequences of continuing the Policy beyond the insured's attained age 99 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 99.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Please Note:

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Foreign Account Tax Compliance Act ("FATCA"). The discussion above provides general information regarding U.S. federal income tax consequences to life and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional documentation may be required with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents, and additional withholding may be imposed if such documentation is not provided.   Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life policy or an annuity contract purchase.

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In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits in light of your needs and those of your beneficiaries under all possible scenarios.

Other Policy Information
Settlement Options
If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%).
•	The mortality tables we use.
•	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	Only for the life of the payee, at the end of which payments will end; or
	•	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.
Benefits at Maturity
If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended.
Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our mailing address for the extension between 90 and 180 days prior to the maturity date and elect one of the following:
1.
If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.
We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.  Please Note:  Item 2 above may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain, and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.
Payments We Make
We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our administrative office. However, we can postpone such payments if any of the following occurs:

•	The NYSE is closed, other than customary weekend and holiday closing s , or trading on the NYSE is restricted .
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	An emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

In addition, pursuant to SEC rules, if either the Transamerica Aegon Government Money Market VP portfolio or the ProFund VP Government Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio or as a result of portfolio liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica Aegon  Government Money Market subaccount or the ProFund VP Government Money Market subaccount until the portfolio pays redemption proceeds.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.
If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.
Split Dollar Arrangements
You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.
For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.
No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address, in good order.  Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.
The Sarbanes-Oxley Act (the "Act") was enacted in 2002.  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

Policy Termination
Your Policy will terminate and all benefits under it will cease on the earliest of the following:

•	The date the Policy matures;
•	The date the Policy lapses;
•	The date we receive, in good order, your written request to surrender or terminate; or
•	The date of the insured's death.

Assignment of the Policy

You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records. Unless otherwise specified by you, the assignment will then take effect on the date this assignment form is received in good order by the Company and accepted in our administrative office .   We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee's interest and the extent of the assignment.  To terminate the assignment, we will need a release of assignment form dated and completed by the assignee.  If a corporation, we require a corporate resolution noting the authorized person(s).

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. These riders may not be available in all states; certain benefits and features may vary by state and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.
Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")

Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.
Features of PIR and PIR Plus:	•	The rider increases the Policy's death benefit by the rider's specified amount.
	•	The PIR may be purchased for issue ages 0‑85.
	•	The PIR Plus may be purchased from issue ages 18‑85.
	•	The PIR terminates when the insured reaches attained age 95, and the PIR Plus terminates when the insured reaches attained age 90.
	•	The minimum purchase amount for the PIR and PIR Plus is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for PIR and PIR Plus.
	•	Generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash value.
	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your specified amount without reducing your rider coverage.

Conditions to convert the rider:	•	Your request must be in writing and sent to our mailing address, in good order.
	•	The primary insured has not reached his/her 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversions.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	•	We will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	When the insured reaches attained age 95 for a PIR, and when the insured reaches attained age 90 for a PIR Plus; or
	•	The date the Policy terminates; or
	•	The date you fully convert the rider; or
	•	The Monthiversary when the rider terminates upon the owner's written request.

It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy's specified amount because we do not deduct a surrender charge in connection with your PIR or PIR Plus.  It may cost you more to keep a higher specified amount under the Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.  Any changes to the coverage of this rider may affect your minimum monthly guarantee premium.  Please refer to the applicable fee tables for your Policy to determine the charges for these riders.

You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of this rider for new policies.

Other Insured Rider

This rider may insure the spouse and/or dependent children of the primary insured.  Subject to the terms of the rider, we will pay the specified amount of the rider to the primary insured for Policies applied for before September 22, 2008 and issued before January 1, 2009 , or to the selected beneficiary for 2001 C.S.O. policies (those Policies issued on or after January 1, 2009) .  Available for issue ages 0-85, our minimum specified amount for this rider is $10,000. The maximum face amount is the lesser of $500,000 or the total amount of coverage on the primary insured.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  We will pay the rider's face amount when we receive proof (in good order) at our mailing address of the Other Insured's death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider.  Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request, in good order, must be in writing and sent to our mailing address.
	•	The Other Insured has not reached his/her 70th birthday .
	•	The new policy is any permanent insurance policy that we currently offer for conversion.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

	•	We will base your premium on the Other Insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	The maturity date of the Policy; or
	•	The Policy anniversary nearest to the Other Insured 's 100th birthday; or
	•	The date the Policy terminates for any reason except for death of the primary insured; or
	•	31 days after the death of the primary insured;
	•	the date of conversion of this rider; or
	•	The Monthiversary when the rider terminates upon the owner's written request.
Children's Insurance Rider
 This rider provides insurance on the primary insured's children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption. The coverage for any insured child will terminate on the Monthiversary following that child's 25th birthday (or that child's death, if sooner).

Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof in good order at our mailing address that the insured child died while the rider was in force for that child. At each insured child's age 25 this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider
Available to primary insured issue ages 15-59, the minimum specified amount for this rider is $10,000. The maximum specified amount available for this rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount.
Subject to certain limitations, we will pay the specified amount if the primary insured's death results solely from accidental bodily injury where:
•	The death is caused by external, violent, and accidental means.
•	The death occurs within 90 days of the accident.
•	The death occurs while the rider is in force.
The rider will terminate on the earliest of:
•	The Policy anniversary nearest the primary insured's 70th birthday; or
•	The date the Policy terminates; or
•	The Monthiversary when this rider is terminated upon the owner's written request.

Disability Waiver Rider

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. This rider may be purchased if the primary insured's issue age is 15‑55 years. We must receive proof, in good order, at our mailing address that:

•	The primary insured is totally disabled.
•	The rider was in force when the primary insured became disabled.
•	The primary insured became disabled before the Policy anniversary nearest the insured's 60th birthday.
•	The primary insured is continuously disabled for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim at our mailing address.
Disability Waiver and Income Rider
This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if the primary insured's issue age is 15‑55 years. The minimum income amount for this rider is $10/month. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.
Living Benefit Rider (an Accelerated Death Benefit)
This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the primary insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.
We will pay a "single-sum benefit" equal to:
•	The death benefit on the date we pay the single-sum benefit; multiplied by
•	The election percentage of the death benefit you elect to receive ("election percentage"); divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate (currently 3%) , whichever is greater) ("discount factor"); minus
•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.
The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:
•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	The benefit available under any PIR or PIR Plus in force.
A single-sum benefit may not be greater than $500,000.
The election percentage is a percentage that you select. It may not be greater than 100%.
The rider terminates at the earliest of:
•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single‑sum benefit.
•	The date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.
We do not assess an administrative charge for this rider; however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. The terms of this rider may vary depending on a state's insurance law requirements.
For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 3.75%.  Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is ($400,000 x 0.50 / 1.06) - ($10,000 x 0.50). After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values , including the loan balance, will be reduced by 50%.

Note: Before adding this rider to an existing Policy or requesting payment under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.

Additional Information

Unclaimed and Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Sending Forms and Transaction Requests in Good Order
We cannot process your instructions to process a transaction relating to your Policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies (This product is no longer available for new sales.)
Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. ("TCI") for the distribution and sale of the Policies.   We pay commissions to TCI, which are passed on to selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions paid to firms selling the Policies, as described below).
      We have discontinued new sales of the Policies.  You may, however, continue to make premium payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy—such as reallocating your Policy value among investment options, making partial withdrawals, surrendering your Policy, and making changes in ownership of your Policy.

      Compensation to Broker-Dealers Selling the Policies.  The Policies have been offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including Transamerica Financial Advisers, Inc. ("TFA"), may also be paid commissions and overrides to "wholesale" the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 201 5 was, 3% of all premiums made during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount.  Some selling firms may be required to return part of first year commissions if the Policy is not continued through the first two Policy years.

To the extent permitted by rules of the Financial Industry Regulatory Authority (" FINRA ") , Transamerica Premier, TFA, TCI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements are described further below.

The sales representative who s old you the Policy typically receives a portion of the compensation we (and our affiliates) pay to his or her selling firms, depending on the agreement between the selling firm and its sales representative and the firm's internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Premier's main distribution channel is TFA, an affiliate, which sells Transamerica Premier products.  Transamerica Premier covers the cost of TFA's various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to TFA.  These facilities and services are necessary for TFA's administration and operation, and Transamerica Premier is compensated by TFA for these expenses based on TFA's usage.  In addition, Transamerica Premier and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their supervisors at certain affiliated firms may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, supervisors and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, certain registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (Transamerica Premier's ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by the representatives may be matched by the firm. Certain sales representatives may also be eligible to participate in a stock option and award plan.  Sales representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for "preferred product" treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.

These s pecial compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same for all selling firms. Overrides for certain products were offered as incentives to our affiliate, TFA, in 201 5 .

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the underlying portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying portfolios invest, which may cause the underlying portfolios available under the Policy to lose value. There can be no assurance that we, the underlying portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches in the future.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Financial Statements

The financial statements of Transamerica Premier and the separate account are included in the SAI.  Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida, 33716 -1294 .  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only); and 1-727-299-1620 (for all other requests).  Our administrative office serves as the recipient of all website (www.premier.transamerica.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.  Please do not send any checks, claims, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The WRL Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value
The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest, and, if the insured dies during the grace period, any charges that are due and unpaid.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

face amount	The dollar amount of coverage as stated in any rider that you may add to your Policy.

fixed account
An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.  The fixed account is not available to you if your Policy was applied for before September 22, 2008 and issued in the State of New Jersey before January 1, 2009.

free look period
The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free look period varies by state. The free look period is listed in the Policy.

funds
Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order
An instruction that is received by the Company that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

indebtedness	Outstanding loan payments plus accrued interest at the time your Policy lapsed.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age
The insured's age on his or her birthday nearest to the Policy date. When you increase the Policy's specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured's age on his or her birthday nearest the date that the increase in specified amount takes effect.  This age may be different from the attained age on other segments of specified amount coverage.

lapse
When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499 -0001 .  All premium payments and loan repayments made by check, and all claims, correspondence and notices must be sent to this address.

maturity date
The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

maximum fixed account value
For Policies applied for on or after September 22, 2008: The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights).

minimum monthly guarantee premium
The amount shown on the Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to the Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as such date, minus any outstanding loan amount and accrued loan interest.

no lapse date
The no lapse date is defined as follows: For a Policy with issue ages 0‑60, the no lapse date is the anniversary on which the insured's attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy with issue ages 61‑85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date
The date, generally, when our underwriting process is complete and full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date coverage goes into effect.  We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free look right. In those states, we set the reallocation date to coincide with the free look period that is applicable to your Policy plus a margin of five days for Policy delivery.  In all other states, the reallocation date is the later of the Policy date or the record date.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as "face amount" in riders)
The minimum death benefit we will pay under the Policy provided the Policy is in force. The initial specified amount of life insurance that you have selected is shown on the Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge
If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date
Each day the New York Stock Exchange is open for normal trading. Transamerica Premier is open for business whenever the New York Stock Exchange is open. Please Note: Any day that Transamerica Premier is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company, TPLC (Transamerica Premier)	Transamerica Premier Life Insurance Company.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendixes A-1 & A-1-a
For Policies Applied For On Or After
September 22, 2008
(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008
Appendix A-1 Surrender Charge per Thousand of Specified Amount Segment
(Based on the sex and rate class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
0	12.47	n/a	n/a	11.99	n/a	n/a
1	12.55	n/a	n/a	12.07	n/a	n/a
2	12.65	n/a	n/a	12.17	n/a	n/a
3	12.78	n/a	n/a	12.27	n/a	n/a
4	12.91	n/a	n/a	12.38	n/a	n/a
5	13.06	n/a	n/a	12.49	n/a	n/a
6	13.21	n/a	n/a	12.62	n/a	n/a
7	13.37	n/a	n/a	12.75	n/a	n/a
8	13.54	n/a	n/a	12.88	n/a	n/a
9	13.72	n/a	n/a	13.03	n/a	n/a
10	13.91	n/a	n/a	13.18	n/a	n/a
11	14.12	n/a	n/a	13.34	n/a	n/a
12	14.33	n/a	n/a	13.51	n/a	n/a
13	14.55	n/a	n/a	13.69	n/a	n/a
14	14.79	n/a	n/a	13.87	n/a	n/a
15	15.02	n/a	n/a	14.06	n/a	n/a
16	15.27	n/a	n/a	14.26	n/a	n/a
17	15.51	n/a	n/a	14.48	n/a	n/a
18		15.76	14.28		14.69	13.45
19		16.01	14.45		14.92	13.62
20		16.28	14.64		15.15	13.78
21		16.55	14.83		15.39	13.96
22		16.83	15.04		15.66	14.16
23		17.12	15.26		15.93	14.35
24		17.42	15.49		16.22	14.56
25		17.74	15.73		16.52	14.78
26		18.07	15.99		16.83	15.00
27		18.42	16.25		17.17	15.25
28		18.77	16.52		17.51	15.50
29		19.16	16.82		17.88	15.77
30		19.56	17.13		18.26	16.05
31		20.00	17.47		18.67	16.35
32		20.46	17.81		19.10	16.66
33		20.96	18.20		19.55	16.98
34		21.47	18.60		20.02	17.33
35		22.03	19.02		20.51	17.69
36		22.61	19.47		21.02	18.06
37		23.23	19.93		21.56	18.46
38		23.79	20.44		22.12	18.88
39		24.48	20.97		22.73	19.32

Surrender Charge per Thousand of Specified Amount Segment
(Based on the sex and rate class of the insured)

Issue Age	Male Tobacco	Male Non-Tobacco	Female Tobacco	Female Non-Tobacco
40	26.57	22.35	24.39	20.41
41	27.45	23.01	25.14	20.95
42	28.37	23.70	25.95	21.53
43	29.34	24.44	26.80	22.14
44	30.33	25.22	27.70	22.78
45	31.44	26.04	28.66	23.47
46	32.56	26.90	29.67	24.18
47	33.75	27.83	30.75	24.94
48	34.92	28.80	31.88	25.75
49	36.10	29.83	33.07	26.60
50	37.78	30.94	34.32	27.49
51	39.32	32.14	35.62	28.43
52	40.96	33.41	37.00	29.43
53	42.69	34.75	38.44	30.47
54	44.53	36.19	39.95	31.58
55	46.46	37.70	41.53	32.75
56	48.48	39.32	43.18	33.98
57	50.61	41.03	44.93	35.28
58	52.85	42.85	46.76	36.64
59	55.25	44.80	48.69	38.10
60	57.00	46.89	50.72	39.63
61	57.00	49.12	52.86	41.25
62	57.00	51.51	55.14	42.98
63	57.00	54.03	57.00	44.82
64	57.00	56.72	57.00	46.78
65	57.00	57.00	57.00	48.87
66	57.00	57.00	57.00	51.12
67	57.00	57.00	57.00	53.52
68	57.00	57.00	57.00	56.08
69	57.00	57.00	57.00	57.00
70	57.00	57.00	57.00	57.00
71	57.00	57.00	57.00	57.00
72	57.00	57.00	57.00	57.00
73	57.00	57.00	57.00	57.00
74	57.00	57.00	57.00	57.00
75	57.00	57.00	57.00	57.00
76	57.00	57.00	57.00	57.00
77	57.00	57.00	57.00	57.00
78	57.00	57.00	57.00	57.00
79	57.00	57.00	57.00	57.00
80	57.00	57.00	57.00	57.00
81	57.00	57.00	57.00	57.00
82	57.00	57.00	57.00	57.00
83	57.00	57.00	57.00	57.00
84	56.80	57.00	57.00	57.00
85	56.59	57.00	57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008:
Appendix A-1-a- Surrender Charge Factors

End of Policy Year*	Surrender Charge Factors For Issue ages
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-85

At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.98	0.98	0.97	0.97	0.96	0.96	0.95	0.94
2	1.00	0.97	0.96	0.95	0.94	0.93	0.92	0.91	0.89
3	1.00	0.96	0.94	0.93	0.91	0.90	0.88	0.87	0.84
4	1.00	0.94	0.92	0.91	0.88	0.87	0.84	0.83	0.79
5	0.99	0.92	0.90	0.89	0.85	0.84	0.80	0.79	0.74
6	0.90	0.90	0.90	0.85	0.82	0.81	0.76	0.75	0.69
7	0.80	0.80	0.80	0.80	0.80	0.77	0.72	0.71	0.64
8	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.67	0.59
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
* The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per $1,000 of specified amount is $17.13. This is multiplied by the surrender charge factor of 0.99.
The surrender charge	= x x	The surrender charge per $1,000 ($17.13) The number of thousands of initial specified amount (100) The surrender charge factor (0.99)
	=	$1,695.87

Appendixes A-2 & A-2-a
For Policies Applied for Before September 22, 2008 and
Issued Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009
Appendix A-2 Surrender Charge per Thousand of Specified Amount Segment
(Based on the sex and rate class of the insured)

Issue Age	Male Non-Tobacco	Male Tobacco	Male/Female Juvenile	Female Non-tobacco	Female Tobacco

0	N/A	N/A	11.76	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.28	13.00
31	13.04	14.00		12.80	13.52
32	13.76	14.48		13.52	14.24
33	14.28	15.24		14.04	14.76
34	14.76	15.96		14.52	15.48
35	15.52	16.48		15.28	16.00
36	16.20	17.40		15.96	16.92
37	17.20	18.40		16.72	17.92
38	18.12	19.56		17.64	18.60
39	19.08	20.76		18.36	19.56

Surrender Charge per Thousand of Specified Amount Segment
(Based on the sex and rate class of the insured)

Issue Age	Male Non-Tobacco	Male Tobacco	Female Non-Tobacco	Female Tobacco

40	20.28	21.96	19.32	20.52
41	21.64	23.56	20.68	22.12
42	23.08	25.24	22.12	23.80
43	24.44	27.08	23.15	25.40
44	26.04	29.16	23.86	26.96
45	27.44	31.04	24.59	27.83
46	28.72	32.80	25.38	28.76
47	29.84	34.56	26.22	29.73
48	31.00	36.32	27.11	30.75
49	32.24	38.32	28.04	31.84
50	33.56	40.56	29.05	32.99
51	34.98	42.56	30.11	34.20
52	36.49	45.24	31.24	35.48
53	38.10	47.68	32.45	36.84
54	39.83	50.84	33.72	38.28
55	41.68	53.28	35.09	39.79
56	43.63	55.79	36.54	41.39
57	45.74	57.00	38.08	43.06
58	47.98	57.00	39.74	44.88
59	50.38	57.00	41.54	46.85
60	52.97	57.00	43.47	48.97
61	55.74	57.00	45.57	51.26
62	57.00	57.00	47.82	53.73
63	57.00	57.00	50.26	56.41
64	57.00	57.00	52.88	57.00
65	57.00	57.00	55.68	57.00
66 and over	57.00	57.00	57.00	57.00

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009:
Appendix A-2-a –Surrender Charge Factors

End of Policy Year*	Surrender Charge Factors For Issue ages
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-85

At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.98	0.98	0.97	0.97	0.96	0.96	0.95	0.94
2	1.00	0.97	0.96	0.95	0.94	0.93	0.92	0.91	0.89
3	1.00	0.96	0.94	0.93	0.91	0.90	0.88	0.87	0.84
4	1.00	0.94	0.92	0.91	0.88	0.87	0.84	0.83	0.79
5	1.00	0.92	0.90	0.89	0.85	0.84	0.80	0.79	0.74
6	0.90	0.90	0.90	0.85	0.82	0.81	0.76	0.75	0.69
7	0.80	0.80	0.80	0.80	0.80	0.77	0.72	0.71	0.64
8	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.67	0.59
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
* The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered in Policy year 7. The surrender charge per $1,000 of specified amount is $12.52. This is multiplied by the surrender charge factor of 0.90.

The surrender charge	=	The surrender charge per $1,000 ($12.52)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (0.90)
	=	$1,126.80

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our mailing address at:

Transamerica Premier
4333 Edgewood Rd. NE.
Cedar Rapids, Iowa 52499 -0001
1‑800‑851‑9777
Facsimile: 1‑727‑299‑1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)
www.premier.transamerica.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public
 Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549 -2001 . The Registrant's file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Industry Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-199055/811-4420

05/201 6

PART B
Information Required in a Statement of Additional Information

May 1, 201 6

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM ELITE BUILDER®
issued through
WRL Series Life Account
By
Transamerica Premier Life Insurance Company
(Formerly, Western Reserve Life Assurance Co. of Ohio)

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716 -1294
Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.premier.transamerica.com
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Freedom Elite Builder® a flexible premium variable life insurance policy offered by Transamerica Premier Life Insurance Company ("Transamerica Premier"; "TPLIC"). You may obtain a copy of the prospectus dated May 1, 201 6 , by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Transamerica Premier, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 -0001 .  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.  NOTE:  This product is no longer sold.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the
AEGON/Transamerica Series Trust – Initial Class, Fidelity Variable Insurance Products
 – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

WRL00193-05/201 6

Table of Contents

The Policy - General Provisions	1
Ownership Rights	1
Our Right to Contest the Policy	2
Suicide Exclusion	2
Misstatement of Age or Gender	2
Mixed and Shared Funding	2
Addition, Deletion, or Substitution of Portfolios	3
Additional Information	3
Additional Information about Transamerica Premier and the Separate Account	3
Legal Matters	4
Variations in Policy Provisions	4
Personalized Illustrations of Policy Benefits	4
Sale of the Policies	4
Reports to Owners	4
Records	5
Independent Registered Public Accounting Firm	5
Underwriters	5
Underwriting Standards	5
Performance Data	5
Other Performance Data in Advertising Sales Literature	5
Transamerica Premier's Published Ratings	6
Financial Statements	6
WRL Series Life Account	S-1
Transamerica Premier Life Insurance Company	G-1

i

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice to us in good order, at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

1

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy (or requested increase in specified amount) has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the owner in one sum.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount, our liability with respect to such increase will be limited to its cost of insurance.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

Shares of the portfolios are sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies we (or our affiliates) issue.  Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.  It is possible in the future that you may be disadvantaged when the separate account invests in a portfolio that also (1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund's board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies ("material conflicts").  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise.  Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account's investment in that fund's portfolios (the "participation agreement").  The participation agreement contains provisions designed to protect owners in the event of material conflicts.

2

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that have a disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders' meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund's response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account's investments in the fund.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica Premier will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open‑end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Transamerica Premier and the Separate Account

 Transamerica Premier was originally founded in 1858 in the state of Maryland as "Maryland Mutual life and Fire Insurance Company of Baltimore" and was the state's first insurance company; it then changed its name to Monumental Life Insurance Company in 1935.  Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company on July 31, 2014.  Transamerica Premier is incorporated under Iowa law and is principally engaged in offering life insurance policies and annuity contracts.  Transamerica Premier is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Transamerica Premier submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.
Transamerica Premier established the separate account as a separate investment account under Ohio law in 1985 and the separate account was re-domesticated to Iowa in 2014.  We own the assets in the separate account and are obligated to pay all benefits under the Policies.  The separate account is used to support other life insurance policies of Transamerica Premier, as well as for other purposes permitted by law.  The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

3

Legal Matters

 Arthur D. Woods, Vice President and Senior Counsel of Transamerica Premier, has provided legal advice on certain matters in connection with the issuance of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges, or Policy features may be unavailable or known by a different name.  Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate, Transamerica Capital, Inc. (" TCI "), serves as principal underwriter for the Policies.  TCI's home office is located at 1801 California Street, Suite 52 00, Denver, Colorado 802 02 .  TCI is an affiliate of Transamerica Premier and, like Transamerica Premier, is an indirect, wholly-owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority ("FINRA").  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.

During fiscal years 2015, 2014 and 2013, the amounts paid to TCI in connection with all Policies sold through the separate account were $ 11,011.021.02, $12,269,613.55, and $12,715,049.51, respectively.   TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions.  Our parent company provides paid-in capital to TCI and pays for TCI's (and paid for AFSG's) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors Inc. ("TFA")  may pay certain selling firms additional cash amounts for:  (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses of the firm.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi‑annual report to shareholders for each portfolio in which you are indirectly invested.

4

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the WRL Series Life Account  as of December 31, 2015 and for the years ended December 31, 2015 and 2014, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2015 and 2014 and for the two years ended December 31, 2015 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,
One North Wacker Drive
Chicago, IL 60606
The statutory-basis statement of operations, changes in capital and surplus and cash flow of Transamerica Premier Life Insurance Company for the year ended December 31, 2013, appearing here in, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge  is based on a number of factors, including, but not limited to, the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any increase in specified amount, and underwriting class.   We currently place insureds into the following underwriting classes:

•	ultimate select (preferred) non‑tobacco use;
•	select (non‑preferred) non‑tobacco use;
•	ultimate standard (preferred) tobacco use;
•	standard (non‑preferred) tobacco use; and
•	juvenile‑under 18.

We also place insureds in various sub‑standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. We currently charge lower cost of insurance rates for insureds that are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Nasdaq 100 Index, NYSE Acra Oil Index, Morgan Stanley High-Technology 35 Index, PHLX Gold/Silver Index, or S&P 100 Index).

5

Transamerica Premier's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Fitch, Inc. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Financial Statements

Transamerica Premier's (2014 & 2015) and Western Reserve's (through December 31, 2013) statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Premier's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Premier's statutory-basis financial statements and schedules as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account's financial statements for the period ended December 31, 201 5 , which include the Report of the Independent Registered Public Accounting Firm, also appear on the following pages.

6

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of
WRL Series Life Account of
Transamerica Premier Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of WRL Series Life Account (the "Separate Account") sponsored by Transamerica Premier Life Insurance Company at December 31, 2015, the results of its operations for each of the periods indicated and the changes in its net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodians, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 26, 2016

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2015

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Wealth Strategy Class B Shares	235,005.165	$2,821,139	$2,554,506	$(1)	$2,554,505	143,029	$13.254389	$19.166098
Access VP High Yield	101,484.644	2,944,571	2,791,843	(2)	2,791,841	172,093	12.769775	17.947898
Fidelity® VIP Contrafund® Service Class 2	627,258.012	18,268,144	20,862,601	(17)	20,862,584	985,254	15.625946	22.106517
Fidelity® VIP Equity-Income Service Class 2	491,871.491	10,792,637	9,857,105	1	9,857,106	535,288	14.675861	18.786194
Fidelity® VIP Growth Opportunities Service Class 2	227,872.839	5,614,660	7,155,207	4	7,155,211	458,127	15.392537	18.562505
Fidelity® VIP Index 500 Service Class 2	143,723.349	26,109,918	29,355,494	(10)	29,355,484	1,431,885	16.624242	21.964418
Franklin Founding Funds Allocation Class 4 Shares	316,477.725	2,413,248	2,174,202	1	2,174,203	121,175	12.669208	19.210804
ProFund VP Asia 30	72,934.203	3,883,360	3,462,187	(2)	3,462,185	435,476	7.865366	8.833430
ProFund VP Basic Materials	50,298.088	2,664,886	2,414,811	20	2,414,831	273,931	8.519577	9.381659
ProFund VP Bull	165,499.161	6,870,006	6,714,301	(3)	6,714,298	428,545	14.814011	15.874204
ProFund VP Consumer Services	70,748.279	4,283,354	4,223,672	(1)	4,223,671	190,269	20.043031	23.959168
ProFund VP Emerging Markets	134,097.315	3,264,165	2,529,075	6	2,529,081	461,587	5.378120	6.596509
ProFund VP Europe 30	56,179.643	1,273,927	1,117,413	1	1,117,414	136,433	8.028034	9.728490
ProFund VP Falling U.S. Dollar	23,114.183	519,727	505,045	(3)	505,042	76,535	6.012015	7.228687
ProFund VP Financials	96,766.537	2,926,943	2,994,924	49	2,994,973	287,364	10.043542	14.957350
ProFund VP International	67,853.286	1,441,210	1,319,746	27	1,319,773	162,334	7.962022	10.063478
ProFund VP Japan	253,114.843	2,873,273	2,766,545	2	2,766,547	259,368	10.105347	15.554030
ProFund VP Mid-Cap	103,009.472	3,273,831	3,034,659	69	3,034,728	204,135	13.827950	15.974209
ProFund VP Money Market	16,093,661.380	16,093,661	16,093,661	(17)	16,093,644	1,630,675	8.972833	10.551661
ProFund VP NASDAQ-100	333,470.534	10,487,606	10,857,801	7	10,857,808	445,017	18.671482	25.892546
ProFund VP Oil & Gas	207,934.985	8,521,808	6,554,111	(2)	6,554,109	900,764	6.419862	7.810705
ProFund VP Pharmaceuticals	235,705.988	9,342,338	9,303,315	2	9,303,317	455,798	20.271887	21.747578
ProFund VP Precious Metals	235,496.138	3,215,372	2,835,374	(3)	2,835,371	1,280,202	2.194507	2.354595
ProFund VP Short Emerging Markets	51,609.640	721,165	724,599	6	724,605	122,578	4.781906	9.869655
ProFund VP Short International	34,575.158	442,003	439,796	1	439,797	95,098	4.074491	6.515963
ProFund VP Short NASDAQ-100	44,145.625	773,951	750,476	2	750,478	362,766	1.974656	3.739762
ProFund VP Short Small-Cap	32,105.220	613,284	619,952	-	619,952	263,480	2.169770	4.710629
ProFund VP Small-Cap	121,199.910	3,869,025	3,577,821	80	3,577,901	244,845	13.519258	14.925107
ProFund VP Small-Cap Value	56,484.846	2,176,180	2,027,806	43	2,027,849	136,649	14.175543	15.919336
ProFund VP Telecommunications	121,966.997	1,047,765	1,037,939	(1)	1,037,938	83,864	12.232757	13.600350
ProFund VP U.S. Government Plus	178,143.152	4,250,333	4,052,757	113	4,052,870	256,958	14.988349	16.916770
ProFund VP UltraNASDAQ-100	223,765.927	15,808,856	15,594,247	(6)	15,594,241	617,642	24.629097	25.726415
ProFund VP UltraSmall-Cap	315,796.719	6,438,473	5,703,289	4	5,703,293	395,475	14.117232	16.575309
ProFund VP Utilities	82,223.335	3,340,793	3,258,511	(3)	3,258,508	247,102	11.934466	15.142113
TA AB Dynamic Allocation Initial Class	349,474.395	3,101,680	3,288,554	(16)	3,288,538	203,856	10.902666	17.454374
TA Aegon High Yield Bond Initial Class	1,942,426.351	15,579,244	14,024,318	2	14,024,320	744,419	12.330217	19.987420
TA Aegon Money Market Initial Class	36,829,773.420	36,829,773	36,829,773	(40)	36,829,733	2,289,766	9.043853	20.037862
TA Aegon U.S. Government Securities Initial Class	738,675.395	9,199,379	8,753,303	17	8,753,320	610,031	11.350299	15.088195
TA Asset Allocation - Conservative Initial Class	3,170,727.533	32,706,340	32,182,884	(37)	32,182,847	1,928,238	11.679040	17.259327
TA Asset Allocation - Growth Initial Class	24,633,570.594	248,542,585	269,244,927	(60)	269,244,867	15,502,585	12.588653	18.930824
TA Asset Allocation - Moderate Initial Class	6,562,244.336	69,429,904	73,628,381	(58)	73,628,323	4,313,192	12.097740	18.176144
TA Asset Allocation - Moderate Growth Initial Class	22,783,898.530	261,214,336	272,495,426	(127)	272,495,299	15,834,085	12.464865	18.537809
See accompanying Notes.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2015

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Barrow Hanley Dividend Focused Initial Class	3,323,363.942	$53,554,447	$66,699,914	$(8)	$66,699,906	2,357,254	$13.699383	$34.690979
TA BlackRock Global Allocation Initial Class	755,732.399	7,086,789	6,219,678	2	6,219,680	541,955	11.113941	11.741679
TA BlackRock Tactical Allocation Initial Class	2,772,028.148	30,039,239	27,165,876	(10)	27,165,866	2,204,740	11.933895	12.671616
TA Clarion Global Real Estate Securities Initial Class	3,875,417.976	46,593,765	48,016,429	(3)	48,016,426	1,731,597	12.401966	34.843505
TA International Moderate Growth Initial Class	1,189,584.055	10,395,373	11,146,403	(3)	11,146,400	1,011,083	10.475890	12.049840
TA Janus Balanced Initial Class	756,538.442	8,773,088	9,971,177	-	9,971,177	759,586	12.297328	13.952940
TA Jennison Growth Initial Class	2,467,716.993	26,087,687	26,651,344	(9)	26,651,335	1,344,613	18.326743	21.035071
TA JPMorgan Core Bond Initial Class	2,910,683.963	37,194,664	37,344,075	(63)	37,344,012	1,234,740	11.474163	45.808809
TA JPMorgan Enhanced Index Initial Class	500,437.137	8,740,315	8,472,401	10	8,472,411	402,793	16.705866	22.388070
TA JPMorgan Mid Cap Value Initial Class	358,276.621	5,767,574	7,312,426	4	7,312,430	252,964	17.152387	31.268940
TA JPMorgan Tactical Allocation Initial Class	3,565,332.727	48,309,440	49,165,938	(8)	49,165,930	2,083,125	10.554498	37.677711
TA Managed Risk - Balanced ETF Initial Class	118,233.345	1,398,867	1,313,572	(1)	1,313,571	103,015	12.273517	13.659374
TA Managed Risk - Growth ETF Initial Class	488,985.257	5,225,733	4,601,351	6	4,601,357	360,027	12.706461	13.618890
TA MFS International Equity Initial Class	4,710,016.298	36,098,234	37,962,731	(61)	37,962,670	2,506,005	11.118065	16.638299
TA Morgan Stanley Capital Growth Initial Class	3,190,868.444	42,794,617	51,149,621	(9)	51,149,612	1,796,549	18.005348	30.745932
TA Morgan Stanley Mid-Cap Growth Initial Class	11,193,633.757	320,791,589	317,339,517	(142)	317,339,375	8,691,872	12.776760	68.463366
TA Multi-Managed Balanced Initial Class	8,981,728.779	107,467,245	117,750,464	(40)	117,750,424	5,184,106	14.440415	23.151924
TA PIMCO Tactical - Balanced Initial Class	580,613.744	6,536,915	6,578,354	(5)	6,578,349	546,907	11.229875	12.803932
TA PIMCO Tactical - Conservative Initial Class	867,201.474	9,541,559	9,582,576	(13)	9,582,563	830,914	10.541954	12.292381
TA PIMCO Tactical - Growth Initial Class	1,120,963.672	12,378,824	12,341,810	77	12,341,887	1,065,236	10.355062	12.405002
TA PIMCO Total Return Initial Class	2,061,670.110	23,965,858	22,905,155	(1)	22,905,154	1,418,569	11.478188	16.983232
TA QS Investors Active Asset Allocation - Conservative Initial Class	419,310.245	4,534,558	4,268,578	(5)	4,268,573	382,954	10.808455	11.762898
TA QS Investors Active Asset Allocation - Moderate Initial Class	250,441.529	2,848,477	2,659,689	1	2,659,690	235,947	10.925006	11.548759
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	2,900,620.511	29,871,392	29,499,311	(7)	29,499,304	2,613,777	10.922872	12.456596
TA Systematic Small/Mid Cap Value Initial Class	5,960,896.862	121,134,970	114,210,784	23	114,210,807	4,116,437	14.666207	30.879911
TA T. Rowe Price Small Cap Initial Class	3,172,464.800	42,518,131	43,938,637	(8)	43,938,629	1,688,075	17.035457	28.776196
TA Torray Concentrated Growth Initial Class	436,581.897	8,718,417	7,347,673	(5)	7,347,668	313,181	15.444541	26.088304
TA WMC US Growth Initial Class	37,304,783.994	934,321,005	884,496,428	42	884,496,470	38,121,323	15.206847	23.930818
See accompanying Notes.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	AB Balanced Wealth Strategy Class B Shares	Access VP High Yield	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 1,637,100	$ 5,908,320	$ 21,199,390	$ 11,485,921	$ 6,587,747

Investment Income:
Reinvested Dividends	43,767	198,900	164,693	296,042	445
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,126	47,695	192,143	100,144	59,763
Net Investment Income (Loss)	28,641	151,205	(27,450)	195,898	(59,318)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	279,896	66,191	458,568	160,231	5,089
Realized Gain (Loss) on Investments	18,932	41,116	796,470	259,576	515,758
Net Realized Capital Gains (Losses) on Investments	298,828	107,307	1,255,038	419,807	520,847
Net Change in Unrealized Appreciation (Depreciation)	(216,055)	(174,413)	980,107	231,325	248,284
Net Gain (Loss) on Investment	82,773	(67,106)	2,235,145	651,132	769,131

Net Increase (Decrease) in Net Assets Resulting from Operations	111,414	84,099	2,207,695	847,030	709,813

Increase (Decrease) in Net Assets from Contract Transactions	184,345	(2,909,594)	(317,015)	(1,061,406)	(15,110)

Total Increase (Decrease) in Net Assets	295,759	(2,825,495)	1,890,680	(214,376)	694,703

Net Assets as of December 31, 2014:	$ 1,932,859	$ 3,082,825	$ 23,090,070	$ 11,271,545	$ 7,282,450

Investment Income:
Reinvested Dividends	46,488	137,838	172,954	309,789	206
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,874	31,205	190,552	92,751	62,724
Net Investment Income (Loss)	27,614	106,633	(17,598)	217,038	(62,518)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	212,296	64,193	2,052,857	1,025,304	723,373
Realized Gain (Loss) on Investments	(20,457)	(47,676)	1,488,504	4,602	853,746
Net Realized Capital Gains (Losses) on Investments	191,839	16,517	3,541,361	1,029,906	1,577,119
Net Change in Unrealized Appreciation (Depreciation)	(227,846)	(145,584)	(3,621,330)	(1,794,381)	(1,211,139)
Net Gain (Loss) on Investment	(36,007)	(129,067)	(79,969)	(764,475)	365,980

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,393)	(22,434)	(97,567)	(547,437)	303,462

Increase (Decrease) in Net Assets from Contract Transactions	630,039	(268,550)	(2,129,919)	(867,002)	(430,701)

Total Increase (Decrease) in Net Assets	621,646	(290,984)	(2,227,486)	(1,414,439)	(127,239)

Net Assets as of December 31, 2015:	$ 2,554,505	$ 2,791,841	$ 20,862,584	$ 9,857,106	$ 7,155,211
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	Fidelity® VIP Index 500 Service Class 2	Franklin Founding Funds Allocation Class 4 Shares	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 19,728,648	$ 2,194,012	$ 5,217,606	$ 3,893,330	$ 5,456,864

Investment Income:
Reinvested Dividends	370,491	68,518	3,165	21,193	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	188,224	21,579	39,484	31,511	45,041
Net Investment Income (Loss)	182,267	46,939	(36,319)	(10,318)	(45,041)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	23,329	2,129	-	-	127,231
Realized Gain (Loss) on Investments	1,233,113	(3,355)	195,921	309,771	580,025
Net Realized Capital Gains (Losses) on Investments	1,256,442	(1,226)	195,921	309,771	707,256
Net Change in Unrealized Appreciation (Depreciation)	1,261,231	(10,370)	(353,398)	(280,709)	(330,954)
Net Gain (Loss) on Investment	2,517,673	(11,596)	(157,477)	29,062	376,302

Net Increase (Decrease) in Net Assets Resulting from Operations	2,699,940	35,343	(193,796)	18,744	331,261

Increase (Decrease) in Net Assets from Contract Transactions	4,173,278	368,087	(1,018,081)	(697,750)	2,059,576

Total Increase (Decrease) in Net Assets	6,873,218	403,430	(1,211,877)	(679,006)	2,390,837

Net Assets as of December 31, 2014:	$ 26,601,866	$ 2,597,442	$ 4,005,729	$ 3,214,324	$ 7,847,701

Investment Income:
Reinvested Dividends	541,021	65,681	10,943	16,846	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	248,550	20,391	33,993	23,990	41,030
Net Investment Income (Loss)	292,471	45,290	(23,050)	(7,144)	(41,030)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	18,481	3,771	203,067	-	68,516
Realized Gain (Loss) on Investments	2,241,158	(32,896)	35,996	64,645	170,314
Net Realized Capital Gains (Losses) on Investments	2,259,639	(29,125)	239,063	64,645	238,830
Net Change in Unrealized Appreciation (Depreciation)	(2,553,318)	(180,212)	(630,432)	(499,915)	(369,501)
Net Gain (Loss) on Investment	(293,679)	(209,337)	(391,369)	(435,270)	(130,671)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,208)	(164,047)	(414,419)	(442,414)	(171,701)

Increase (Decrease) in Net Assets from Contract Transactions	2,754,826	(259,192)	(129,125)	(357,079)	(961,702)

Total Increase (Decrease) in Net Assets	2,753,618	(423,239)	(543,544)	(799,493)	(1,133,403)

Net Assets as of December 31, 2015:	$ 29,355,484	$ 2,174,203	$ 3,462,185	$ 2,414,831	$ 6,714,298
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	ProFund VP Consumer Services	ProFund VP Emerging Markets	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 3,394,209	$ 5,251,045	$ 710,051	$ 757,593	$ 3,559,313

Investment Income:
Reinvested Dividends	-	8,320	10,992	-	7,267
Investment Expense:
Mortality and Expense Risk and Administrative Charges	27,441	39,235	10,039	3,431	29,962
Net Investment Income (Loss)	(27,441)	(30,915)	953	(3,431)	(22,695)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,193	-	-	-	-
Realized Gain (Loss) on Investments	341,472	(302,437)	61,751	(3,824)	303,527
Net Realized Capital Gains (Losses) on Investments	344,665	(302,437)	61,751	(3,824)	303,527
Net Change in Unrealized Appreciation (Depreciation)	20,574	(22,944)	(160,414)	(52,025)	88,348
Net Gain (Loss) on Investment	365,239	(325,381)	(98,663)	(55,849)	391,875

Net Increase (Decrease) in Net Assets Resulting from Operations	337,798	(356,296)	(97,710)	(59,280)	369,180

Increase (Decrease) in Net Assets from Contract Transactions	(55,576)	(1,757,590)	228,580	(328,802)	(195,413)

Total Increase (Decrease) in Net Assets	282,222	(2,113,886)	130,870	(388,082)	173,767

Net Assets as of December 31, 2014:	$ 3,676,431	$ 3,137,159	$ 840,921	$ 369,511	$ 3,733,080

Investment Income:
Reinvested Dividends	-	27,026	45,090	-	10,076
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,494	24,016	8,334	3,495	25,387
Net Investment Income (Loss)	(34,494)	3,010	36,756	(3,495)	(15,311)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	460,252	-	-	-	-
Realized Gain (Loss) on Investments	436,034	(228,642)	(78,902)	(71,588)	421,411
Net Realized Capital Gains (Losses) on Investments	896,286	(228,642)	(78,902)	(71,588)	421,411
Net Change in Unrealized Appreciation (Depreciation)	(751,315)	(330,077)	(90,050)	30,575	(559,418)
Net Gain (Loss) on Investment	144,971	(558,719)	(168,952)	(41,013)	(138,007)

Net Increase (Decrease) in Net Assets Resulting from Operations	110,477	(555,709)	(132,196)	(44,508)	(153,318)

Increase (Decrease) in Net Assets from Contract Transactions	436,763	(52,369)	408,689	180,039	(584,789)

Total Increase (Decrease) in Net Assets	547,240	(608,078)	276,493	135,531	(738,107)

Net Assets as of December 31, 2015:	$ 4,223,671	$ 2,529,081	$ 1,117,414	$ 505,042	$ 2,994,973
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	ProFund VP International	ProFund VP Japan	ProFund VP Mid-Cap	ProFund VP Money Market	ProFund VP NASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 2,733,179	$ 2,520,139	$ 5,239,823	$ 15,951,315	$ 7,650,822

Investment Income:
Reinvested Dividends	-	-	-	3,168	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,842	9,592	58,316	131,598	90,004
Net Investment Income (Loss)	(18,842)	(9,592)	(58,316)	(128,430)	(90,004)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	255,893	438,474	1,494,623	-	282,143
Realized Gain (Loss) on Investments	(51,330)	(141,313)	(889,097)	-	2,204,497
Net Realized Capital Gains (Losses) on Investments	204,563	297,161	605,526	-	2,486,640
Net Change in Unrealized Appreciation (Depreciation)	(340,096)	(334,609)	(381,372)	-	(237,677)
Net Gain (Loss) on Investment	(135,533)	(37,448)	224,154	-	2,248,963

Net Increase (Decrease) in Net Assets Resulting from Operations	(154,375)	(47,040)	165,838	(128,430)	2,158,959

Increase (Decrease) in Net Assets from Contract Transactions	(1,019,001)	(1,418,814)	(793,198)	327,320	5,935,114

Total Increase (Decrease) in Net Assets	(1,173,376)	(1,465,854)	(627,360)	198,890	8,094,073

Net Assets as of December 31, 2014:	$ 1,559,803	$ 1,054,285	$ 4,612,463	$ 16,150,205	$ 15,744,895

Investment Income:
Reinvested Dividends	-	-	-	3,887	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,328	24,575	32,886	140,019	110,948
Net Investment Income (Loss)	(15,328)	(24,575)	(32,886)	(136,132)	(110,948)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	118,440	-	1,244,230
Realized Gain (Loss) on Investments	(139,734)	(198,089)	52,584	-	321,341
Net Realized Capital Gains (Losses) on Investments	(139,734)	(198,089)	171,024	-	1,565,571
Net Change in Unrealized Appreciation (Depreciation)	38,396	(50,474)	(334,289)	-	(535,847)
Net Gain (Loss) on Investment	(101,338)	(248,563)	(163,265)	-	1,029,724

Net Increase (Decrease) in Net Assets Resulting from Operations	(116,666)	(273,138)	(196,151)	(136,132)	918,776

Increase (Decrease) in Net Assets from Contract Transactions	(123,364)	1,985,400	(1,381,584)	79,571	(5,805,863)

Total Increase (Decrease) in Net Assets	(240,030)	1,712,262	(1,577,735)	(56,561)	(4,887,087)

Net Assets as of December 31, 2015:	$ 1,319,773	$ 2,766,547	$ 3,034,728	$ 16,093,644	$ 10,857,808
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 7,726,500	$ 4,526,613	$ 3,896,411	$ 421,715	$ 425,812

Investment Income:
Reinvested Dividends	31,422	40,778	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	68,367	49,571	37,253	4,831	4,483
Net Investment Income (Loss)	(36,945)	(8,793)	(37,253)	(4,831)	(4,483)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	508,279	203,586	-	-	-
Realized Gain (Loss) on Investments	205,364	345,763	(1,361,276)	(63,297)	(101,972)
Net Realized Capital Gains (Losses) on Investments	713,643	549,349	(1,361,276)	(63,297)	(101,972)
Net Change in Unrealized Appreciation (Depreciation)	(1,610,829)	342,279	276,044	17,456	96,759
Net Gain (Loss) on Investment	(897,186)	891,628	(1,085,232)	(45,841)	(5,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	(934,131)	882,835	(1,122,485)	(50,672)	(9,696)

Increase (Decrease) in Net Assets from Contract Transactions	176,317	2,873,484	722,537	668,468	139,213

Total Increase (Decrease) in Net Assets	(757,814)	3,756,319	(399,948)	617,796	129,517

Net Assets as of December 31, 2014:	$ 6,968,686	$ 8,282,932	$ 3,496,463	$ 1,039,511	$ 555,329

Investment Income:
Reinvested Dividends	44,798	48,701	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	61,190	85,270	28,541	5,943	3,955
Net Investment Income (Loss)	(16,392)	(36,569)	(28,541)	(5,943)	(3,955)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	566,591	246,210	-	-	-
Realized Gain (Loss) on Investments	(1,223,244)	986,042	(1,986,698)	76,803	(23,203)
Net Realized Capital Gains (Losses) on Investments	(656,653)	1,232,252	(1,986,698)	76,803	(23,203)
Net Change in Unrealized Appreciation (Depreciation)	(1,222,958)	(960,077)	833,523	(23,226)	(4,801)
Net Gain (Loss) on Investment	(1,879,611)	272,175	(1,153,175)	53,577	(28,004)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,896,003)	235,606	(1,181,716)	47,634	(31,959)

Increase (Decrease) in Net Assets from Contract Transactions	1,481,426	784,779	520,624	(362,540)	(83,573)

Total Increase (Decrease) in Net Assets	(414,577)	1,020,385	(661,092)	(314,906)	(115,532)

Net Assets as of December 31, 2015:	$ 6,554,109	$ 9,303,317	$ 2,835,371	$ 724,605	$ 439,797
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 578,643	$ 1,095,526	$ 8,997,181	$ 5,135,188	$ 672,142

Investment Income:
Reinvested Dividends	-	-	-	-	21,782
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,324	9,226	35,896	15,128	5,442
Net Investment Income (Loss)	(5,324)	(9,226)	(35,896)	(15,128)	16,340

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,020,732	112,123	-
Realized Gain (Loss) on Investments	(218,587)	(225,192)	(506,748)	378,371	(4,208)
Net Realized Capital Gains (Losses) on Investments	(218,587)	(225,192)	513,984	490,494	(4,208)
Net Change in Unrealized Appreciation (Depreciation)	82,255	147,573	(717,029)	(416,474)	(12,955)
Net Gain (Loss) on Investment	(136,332)	(77,619)	(203,045)	74,020	(17,163)

Net Increase (Decrease) in Net Assets Resulting from Operations	(141,656)	(86,845)	(238,941)	58,892	(823)

Increase (Decrease) in Net Assets from Contract Transactions	50,892	(187,079)	(5,938,244)	(3,669,765)	(97,905)

Total Increase (Decrease) in Net Assets	(90,764)	(273,924)	(6,177,185)	(3,610,873)	(98,728)

Net Assets as of December 31, 2014:	$ 487,879	$ 821,602	$ 2,819,996	$ 1,524,315	$ 573,414

Investment Income:
Reinvested Dividends	-	-	-	-	10,194
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,792	6,764	35,107	17,895	5,624
Net Investment Income (Loss)	(5,792)	(6,764)	(35,107)	(17,895)	4,570

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	163,505	383,177	-
Realized Gain (Loss) on Investments	(92,401)	(61,111)	(133,310)	(505,706)	(12,170)
Net Realized Capital Gains (Losses) on Investments	(92,401)	(61,111)	30,195	(122,529)	(12,170)
Net Change in Unrealized Appreciation (Depreciation)	(1,615)	64,119	(387,851)	(186,325)	8,989
Net Gain (Loss) on Investment	(94,016)	3,008	(357,656)	(308,854)	(3,181)

Net Increase (Decrease) in Net Assets Resulting from Operations	(99,808)	(3,756)	(392,763)	(326,749)	1,389

Increase (Decrease) in Net Assets from Contract Transactions	362,407	(197,894)	1,150,668	830,283	463,135

Total Increase (Decrease) in Net Assets	262,599	(201,650)	757,905	503,534	464,524

Net Assets as of December 31, 2015:	$ 750,478	$ 619,952	$ 3,577,901	$ 2,027,849	$ 1,037,938
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	ProFund VP U.S. Government Plus	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA AB Dynamic Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 2,316,197	$ 8,712,260	$ 10,830,668	$ 2,094,772	$ 3,473,693

Investment Income:
Reinvested Dividends	8,758	-	-	43,421	35,970
Investment Expense:
Mortality and Expense Risk and Administrative Charges	46,810	94,839	79,455	27,127	30,115
Net Investment Income (Loss)	(38,052)	(94,839)	(79,455)	16,294	5,855

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,747,956	-	-
Realized Gain (Loss) on Investments	4,923	2,531,383	1,170,219	199,723	100,763
Net Realized Capital Gains (Losses) on Investments	4,923	2,531,383	2,918,175	199,723	100,763
Net Change in Unrealized Appreciation (Depreciation)	1,712,875	(414,571)	(2,590,877)	460,177	53,391
Net Gain (Loss) on Investment	1,717,798	2,116,812	327,298	659,900	154,154

Net Increase (Decrease) in Net Assets Resulting from Operations	1,679,746	2,021,973	247,843	676,194	160,009

Increase (Decrease) in Net Assets from Contract Transactions	3,983,045	6,113,194	(3,414,548)	1,566,891	(9,759)

Total Increase (Decrease) in Net Assets	5,662,791	8,135,167	(3,166,705)	2,243,085	150,250

Net Assets as of December 31, 2014:	$ 7,978,988	$ 16,847,427	$ 7,663,963	$ 4,337,857	$ 3,623,943

Investment Income:
Reinvested Dividends	-	-	-	81,039	43,618
Investment Expense:
Mortality and Expense Risk and Administrative Charges	53,200	124,142	62,889	32,472	28,930
Net Investment Income (Loss)	(53,200)	(124,142)	(62,889)	48,567	14,688

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	2,098,265	225,478	18,484	-
Realized Gain (Loss) on Investments	757,420	399,843	183,367	98,182	140,466
Net Realized Capital Gains (Losses) on Investments	757,420	2,498,108	408,845	116,666	140,466
Net Change in Unrealized Appreciation (Depreciation)	(1,295,626)	(2,022,653)	(991,583)	(532,305)	(182,737)
Net Gain (Loss) on Investment	(538,206)	475,455	(582,738)	(415,639)	(42,271)

Net Increase (Decrease) in Net Assets Resulting from Operations	(591,406)	351,313	(645,627)	(367,072)	(27,583)

Increase (Decrease) in Net Assets from Contract Transactions	(3,334,712)	(1,604,499)	(1,315,043)	(712,277)	(307,822)

Total Increase (Decrease) in Net Assets	(3,926,118)	(1,253,186)	(1,960,670)	(1,079,349)	(335,405)

Net Assets as of December 31, 2015:	$ 4,052,870	$ 15,594,241	$ 5,703,293	$ 3,258,508	$ 3,288,538
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015
	TA Aegon High Yield Bond Initial Class	TA Aegon Money Market Initial Class	TA Aegon U.S. Government Securities Initial Class	TA Asset Allocation - Conservative Initial Class	TA Asset Allocation - Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 19,315,590	$ 37,528,464	$ 7,951,648	$ 36,960,009	$ 308,456,503

Investment Income:
Reinvested Dividends	941,382	1,841	342,917	988,344	7,053,442
Investment Expense:
Mortality and Expense Risk and Administrative Charges	164,890	312,987	66,131	320,329	2,533,111
Net Investment Income (Loss)	776,492	(311,146)	276,786	668,015	4,520,331

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	143,992	604,524	-
Realized Gain (Loss) on Investments	96,606	-	(207,801)	682,007	6,864,704
Net Realized Capital Gains (Losses) on Investments	96,606	-	(63,809)	1,286,531	6,864,704
Net Change in Unrealized Appreciation (Depreciation)	(342,587)	-	76,996	(1,478,597)	(5,889,324)
Net Gain (Loss) on Investment	(245,981)	-	13,187	(192,066)	975,380

Net Increase (Decrease) in Net Assets Resulting from Operations	530,511	(311,146)	289,973	475,949	5,495,711

Increase (Decrease) in Net Assets from Contract Transactions	(4,145,836)	(3,691,196)	(152,200)	(1,454,276)	(17,833,364)

Total Increase (Decrease) in Net Assets	(3,615,325)	(4,002,342)	137,773	(978,327)	(12,337,653)

Net Assets as of December 31, 2014:	$ 15,700,265	$ 33,526,122	$ 8,089,421	$ 35,981,682	$ 296,118,850

Investment Income:
Reinvested Dividends	982,339	1,764	175,984	775,631	4,743,756
Investment Expense:
Mortality and Expense Risk and Administrative Charges	142,726	292,293	68,432	298,034	2,387,559
Net Investment Income (Loss)	839,613	(290,529)	107,552	477,597	2,356,197

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	41,027	1,377,446	-
Realized Gain (Loss) on Investments	(455,015)	-	(181,468)	532,842	9,778,947
Net Realized Capital Gains (Losses) on Investments	(455,015)	-	(140,441)	1,910,288	9,778,947
Net Change in Unrealized Appreciation (Depreciation)	(1,185,149)	-	(38,055)	(3,328,753)	(19,443,853)
Net Gain (Loss) on Investment	(1,640,164)	-	(178,496)	(1,418,465)	(9,664,906)

Net Increase (Decrease) in Net Assets Resulting from Operations	(800,551)	(290,529)	(70,944)	(940,868)	(7,308,709)

Increase (Decrease) in Net Assets from Contract Transactions	(875,394)	3,594,140	734,843	(2,857,967)	(19,565,274)

Total Increase (Decrease) in Net Assets	(1,675,945)	3,303,611	663,899	(3,798,835)	(26,873,983)

Net Assets as of December 31, 2015:	$ 14,024,320	$ 36,829,733	$ 8,753,320	$ 32,182,847	$ 269,244,867
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Growth Initial Class	TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Global Allocation Initial Class	TA BlackRock Tactical Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 86,176,699	$ 312,493,818	$ 69,350,456	$ 5,486,130	$ 5,010,009

Investment Income:
Reinvested Dividends	1,888,158	8,267,930	988,626	169,396	624,555
Investment Expense:
Mortality and Expense Risk and Administrative Charges	723,353	2,592,457	637,547	49,588	180,840
Net Investment Income (Loss)	1,164,805	5,675,473	351,079	119,808	443,715

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	241,613	870,405
Realized Gain (Loss) on Investments	2,427,643	6,176,665	3,845,896	69,772	269,448
Net Realized Capital Gains (Losses) on Investments	2,427,643	6,176,665	3,845,896	311,385	1,139,853
Net Change in Unrealized Appreciation (Depreciation)	(2,053,242)	(6,687,577)	3,569,647	(367,478)	(470,023)
Net Gain (Loss) on Investment	374,401	(510,912)	7,415,543	(56,093)	669,830

Net Increase (Decrease) in Net Assets Resulting from Operations	1,539,206	5,164,561	7,766,622	63,715	1,113,545

Increase (Decrease) in Net Assets from Contract Transactions	(5,134,134)	(15,139,758)	149,182	779,710	23,418,056

Total Increase (Decrease) in Net Assets	(3,594,928)	(9,975,197)	7,915,804	843,425	24,531,601

Net Assets as of December 31, 2014:	$ 82,581,771	$ 302,518,621	$ 77,266,260	$ 6,329,555	$ 29,541,610

Investment Income:
Reinvested Dividends	1,600,423	6,453,015	1,300,941	182,949	827,384
Investment Expense:
Mortality and Expense Risk and Administrative Charges	670,357	2,440,005	594,517	50,430	235,360
Net Investment Income (Loss)	930,066	4,013,010	706,424	132,519	592,024

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,706,495	4,814,977	-	814,505	2,084,391
Realized Gain (Loss) on Investments	2,655,375	7,605,199	5,160,239	(112,247)	(193,979)
Net Realized Capital Gains (Losses) on Investments	5,361,870	12,420,176	5,160,239	702,258	1,890,412
Net Change in Unrealized Appreciation (Depreciation)	(8,542,991)	(24,711,864)	(8,939,186)	(949,148)	(2,673,030)
Net Gain (Loss) on Investment	(3,181,121)	(12,291,688)	(3,778,947)	(246,890)	(782,618)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,251,055)	(8,278,678)	(3,072,523)	(114,371)	(190,594)

Increase (Decrease) in Net Assets from Contract Transactions	(6,702,393)	(21,744,644)	(7,493,831)	4,496	(2,185,150)

Total Increase (Decrease) in Net Assets	(8,953,448)	(30,023,322)	(10,566,354)	(109,875)	(2,375,744)

Net Assets as of December 31, 2015:	$ 73,628,323	$ 272,495,299	$ 66,699,906	$ 6,219,680	$ 27,165,866
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	TA Clarion Global Real Estate Securities Initial Class	TA International Moderate Growth Initial Class	TA Janus Balanced Initial Class	TA Jennison Growth Initial Class	TA JPMorgan Core Bond Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 47,559,908	$ 11,862,703	$ 9,621,053	$ 16,588,876	$ 42,590,183

Investment Income:
Reinvested Dividends	754,244	268,591	73,261	-	861,266
Investment Expense:
Mortality and Expense Risk and Administrative Charges	433,192	100,906	81,625	156,635	371,676
Net Investment Income (Loss)	321,052	167,685	(8,364)	(156,635)	489,590

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	1,722,390	-
Realized Gain (Loss) on Investments	532,454	213,379	389,311	1,335,039	192,033
Net Realized Capital Gains (Losses) on Investments	532,454	213,379	389,311	3,057,429	192,033
Net Change in Unrealized Appreciation (Depreciation)	4,966,875	(539,779)	328,020	(1,468,525)	1,130,545
Net Gain (Loss) on Investment	5,499,329	(326,400)	717,331	1,588,904	1,322,578

Net Increase (Decrease) in Net Assets Resulting from Operations	5,820,381	(158,715)	708,967	1,432,269	1,812,168

Increase (Decrease) in Net Assets from Contract Transactions	(2,453,090)	(69,777)	(16,172)	3,802,085	(2,292,995)

Total Increase (Decrease) in Net Assets	3,367,291	(228,492)	692,795	5,234,354	(480,827)

Net Assets as of December 31, 2014:	$ 50,927,199	$ 11,634,211	$ 10,313,848	$ 21,823,230	$ 42,109,356

Investment Income:
Reinvested Dividends	2,234,979	231,439	94,257	-	798,107
Investment Expense:
Mortality and Expense Risk and Administrative Charges	430,669	99,985	83,283	173,608	343,319
Net Investment Income (Loss)	1,804,310	131,454	10,974	(173,608)	454,788

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	245,459	1,670,041	-
Realized Gain (Loss) on Investments	1,107,552	232,531	391,863	1,471,143	263,007
Net Realized Capital Gains (Losses) on Investments	1,107,552	232,531	637,322	3,141,184	263,007
Net Change in Unrealized Appreciation (Depreciation)	(3,641,775)	(653,272)	(696,356)	(1,117,393)	(792,132)
Net Gain (Loss) on Investment	(2,534,223)	(420,741)	(59,034)	2,023,791	(529,125)

Net Increase (Decrease) in Net Assets Resulting from Operations	(729,913)	(289,287)	(48,060)	1,850,183	(74,337)

Increase (Decrease) in Net Assets from Contract Transactions	(2,180,860)	(198,524)	(294,611)	2,977,922	(4,691,007)

Total Increase (Decrease) in Net Assets	(2,910,773)	(487,811)	(342,671)	4,828,105	(4,765,344)

Net Assets as of December 31, 2015:	$ 48,016,426	$ 11,146,400	$ 9,971,177	$ 26,651,335	$ 37,344,012
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA Managed Risk - Balanced ETF Initial Class	TA Managed Risk - Growth ETF Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 7,002,418	$ 8,409,132	$ 50,813,971	$ 870,501	$ 3,470,733

Investment Income:
Reinvested Dividends	61,695	58,679	608,574	13,453	64,904
Investment Expense:
Mortality and Expense Risk and Administrative Charges	66,050	73,356	460,619	10,818	44,724
Net Investment Income (Loss)	(4,355)	(14,677)	147,955	2,635	20,180

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	543,621	477,717	-	37,100	315,835
Realized Gain (Loss) on Investments	853,577	549,097	240,356	40,056	87,934
Net Realized Capital Gains (Losses) on Investments	1,397,198	1,026,814	240,356	77,156	403,769
Net Change in Unrealized Appreciation (Depreciation)	(472,778)	90,362	2,541,010	(30,799)	(287,730)
Net Gain (Loss) on Investment	924,420	1,117,176	2,781,366	46,357	116,039

Net Increase (Decrease) in Net Assets Resulting from Operations	920,065	1,102,499	2,929,321	48,992	136,219

Increase (Decrease) in Net Assets from Contract Transactions	217,055	(957,719)	278,454	477,031	2,088,780

Total Increase (Decrease) in Net Assets	1,137,120	144,780	3,207,775	526,023	2,224,999

Net Assets as of December 31, 2014:	$ 8,139,538	$ 8,553,912	$ 54,021,746	$ 1,396,524	$ 5,695,732

Investment Income:
Reinvested Dividends	75,395	70,204	628,999	18,839	79,024
Investment Expense:
Mortality and Expense Risk and Administrative Charges	68,129	69,452	420,554	11,299	40,712
Net Investment Income (Loss)	7,266	752	208,445	7,540	38,312

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	558,788	506,190	-	52,548	405,074
Realized Gain (Loss) on Investments	701,852	798,932	708,901	19,405	(32,883)
Net Realized Capital Gains (Losses) on Investments	1,260,640	1,305,122	708,901	71,953	372,191
Net Change in Unrealized Appreciation (Depreciation)	(1,360,138)	(1,571,532)	(1,312,578)	(111,698)	(601,023)
Net Gain (Loss) on Investment	(99,498)	(266,410)	(603,677)	(39,745)	(228,832)

Net Increase (Decrease) in Net Assets Resulting from Operations	(92,232)	(265,658)	(395,232)	(32,205)	(190,520)

Increase (Decrease) in Net Assets from Contract Transactions	425,105	(975,824)	(4,460,584)	(50,748)	(903,855)

Total Increase (Decrease) in Net Assets	332,873	(1,241,482)	(4,855,816)	(82,953)	(1,094,375)

Net Assets as of December 31, 2015:	$ 8,472,411	$ 7,312,430	$ 49,165,930	$ 1,313,571	$ 4,601,357
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	TA MFS International Equity Initial Class	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class	TA Multi-Managed Balanced Initial Class	TA PIMCO Tactical - Balanced Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 44,178,744	$ 41,972,887	$ 400,725,724	$ 122,595,908	$ 7,222,343

Investment Income:
Reinvested Dividends	406,256	-	-	1,713,924	76,893
Investment Expense:
Mortality and Expense Risk and Administrative Charges	379,104	388,310	3,308,760	1,086,563	59,298
Net Investment Income (Loss)	27,152	(388,310)	(3,308,760)	627,361	17,595

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	991,556	24,576,950	7,256,826	227,066
Realized Gain (Loss) on Investments	1,002,912	2,343,516	22,611,644	3,213,923	165,051
Net Realized Capital Gains (Losses) on Investments	1,002,912	3,335,072	47,188,594	10,470,749	392,117
Net Change in Unrealized Appreciation (Depreciation)	(3,588,656)	(844,873)	(47,650,729)	591,278	95,486
Net Gain (Loss) on Investment	(2,585,744)	2,490,199	(462,135)	11,062,027	487,603

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,558,592)	2,101,889	(3,770,895)	11,689,388	505,198

Increase (Decrease) in Net Assets from Contract Transactions	(2,183,488)	(575,747)	(28,794,660)	(7,441,944)	(552,740)

Total Increase (Decrease) in Net Assets	(4,742,080)	1,526,142	(32,565,555)	4,247,444	(47,542)

Net Assets as of December 31, 2014:	$ 39,436,664	$ 43,499,029	$ 368,160,169	$ 126,843,352	$ 7,174,801

Investment Income:
Reinvested Dividends	686,756	-	-	1,678,919	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	353,862	405,236	2,958,393	1,057,014	55,559
Net Investment Income (Loss)	332,894	(405,236)	(2,958,393)	621,905	(55,559)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	3,880,059	51,520,946	5,868,411	228,318
Realized Gain (Loss) on Investments	1,262,180	2,399,191	20,316,448	2,564,328	179,415
Net Realized Capital Gains (Losses) on Investments	1,262,180	6,279,250	71,837,394	8,432,739	407,733
Net Change in Unrealized Appreciation (Depreciation)	(2,089,297)	(1,060,651)	(88,684,902)	(9,819,338)	(560,024)
Net Gain (Loss) on Investment	(827,117)	5,218,599	(16,847,508)	(1,386,599)	(152,291)

Net Increase (Decrease) in Net Assets Resulting from Operations	(494,223)	4,813,363	(19,805,901)	(764,694)	(207,850)

Increase (Decrease) in Net Assets from Contract Transactions	(979,771)	2,837,220	(31,014,893)	(8,328,234)	(388,602)

Total Increase (Decrease) in Net Assets	(1,473,994)	7,650,583	(50,820,794)	(9,092,928)	(596,452)

Net Assets as of December 31, 2015:	$ 37,962,670	$ 51,149,612	$ 317,339,375	$ 117,750,424	$ 6,578,349
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	TA PIMCO Tactical - Conservative Initial Class	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class	TA QS Investors Active Asset Allocation - Conservative Initial Class	TA QS Investors Active Asset Allocation - Moderate Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 9,862,430	$ 13,712,474	$ 27,193,749	$ 10,559,826	$ 2,939,349

Investment Income:
Reinvested Dividends	136,758	241,380	507,710	66,364	21,178
Investment Expense:
Mortality and Expense Risk and Administrative Charges	83,789	114,486	240,653	47,904	25,297
Net Investment Income (Loss)	52,969	126,894	267,057	18,460	(4,119)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	206,987	394,652	-	221,133	67,137
Realized Gain (Loss) on Investments	89,084	169,425	(373,345)	433,789	90,030
Net Realized Capital Gains (Losses) on Investments	296,071	564,077	(373,345)	654,922	157,167
Net Change in Unrealized Appreciation (Depreciation)	428,788	81,676	1,137,146	(505,344)	(57,540)
Net Gain (Loss) on Investment	724,859	645,753	763,801	149,578	99,627

Net Increase (Decrease) in Net Assets Resulting from Operations	777,828	772,647	1,030,858	168,038	95,508

Increase (Decrease) in Net Assets from Contract Transactions	(223,975)	(523,893)	(2,236,887)	(5,816,111)	39,366

Total Increase (Decrease) in Net Assets	553,853	248,754	(1,206,029)	(5,648,073)	134,874

Net Assets as of December 31, 2014:	$ 10,416,283	$ 13,961,228	$ 25,987,720	$ 4,911,753	$ 3,074,223

Investment Income:
Reinvested Dividends	39,512	-	742,812	56,102	32,904
Investment Expense:
Mortality and Expense Risk and Administrative Charges	81,984	109,062	223,017	43,403	24,614
Net Investment Income (Loss)	(42,472)	(109,062)	519,795	12,699	8,290

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	218,442	308,013	704,286	134,265	113,763
Realized Gain (Loss) on Investments	142,828	174,214	(446,299)	73,589	61,758
Net Realized Capital Gains (Losses) on Investments	361,270	482,227	257,987	207,854	175,521
Net Change in Unrealized Appreciation (Depreciation)	(574,554)	(891,948)	(845,857)	(397,679)	(326,327)
Net Gain (Loss) on Investment	(213,284)	(409,721)	(587,870)	(189,825)	(150,806)

Net Increase (Decrease) in Net Assets Resulting from Operations	(255,756)	(518,783)	(68,075)	(177,126)	(142,516)

Increase (Decrease) in Net Assets from Contract Transactions	(577,964)	(1,100,558)	(3,014,491)	(466,054)	(272,017)

Total Increase (Decrease) in Net Assets	(833,720)	(1,619,341)	(3,082,566)	(643,180)	(414,533)

Net Assets as of December 31, 2015:	$ 9,582,563	$ 12,341,887	$ 22,905,154	$ 4,268,573	$ 2,659,690
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2014 and 2015

	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	TA Systematic Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class	TA Torray Concentrated Growth Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 33,768,554	$ 132,634,531	$ 55,234,542	$ 6,959,450	$ 877,032,776

Investment Income:
Reinvested Dividends	286,211	1,057,444	-	76,041	7,714,803
Investment Expense:
Mortality and Expense Risk and Administrative Charges	279,045	1,160,225	398,579	69,566	7,584,775
Net Investment Income (Loss)	7,166	(102,781)	(398,579)	6,475	130,028

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,388,602	11,289,243	1,404,254	1,270,171	31,164,983
Realized Gain (Loss) on Investments	1,127,255	3,789,576	4,286,502	845,638	43,099,987
Net Realized Capital Gains (Losses) on Investments	2,515,857	15,078,819	5,690,756	2,115,809	74,264,970
Net Change in Unrealized Appreciation (Depreciation)	(1,662,950)	(9,550,969)	(3,320,228)	(1,422,921)	10,158,868
Net Gain (Loss) on Investment	852,907	5,527,850	2,370,528	692,888	84,423,838

Net Increase (Decrease) in Net Assets Resulting from Operations	860,073	5,425,069	1,971,949	699,363	84,553,866

Increase (Decrease) in Net Assets from Contract Transactions	(1,441,912)	(7,479,298)	(13,619,718)	(280,929)	(62,621,585)

Total Increase (Decrease) in Net Assets	(581,839)	(2,054,229)	(11,647,769)	418,434	21,932,281

Net Assets as of December 31, 2014:	$ 33,186,715	$ 130,580,302	$ 43,586,773	$ 7,377,884	$ 898,965,057

Investment Income:
Reinvested Dividends	377,883	1,246,625	-	38,725	6,653,881
Investment Expense:
Mortality and Expense Risk and Administrative Charges	260,842	1,053,535	424,801	60,972	7,682,710
Net Investment Income (Loss)	117,041	193,090	(424,801)	(22,247)	(1,028,829)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,824,351	14,226,224	4,224,104	1,343,938	291,922,358
Realized Gain (Loss) on Investments	830,363	2,804,880	3,756,097	80,632	40,909,709
Net Realized Capital Gains (Losses) on Investments	2,654,714	17,031,104	7,980,201	1,424,570	332,832,067
Net Change in Unrealized Appreciation (Depreciation)	(5,096,242)	(21,087,890)	(7,306,362)	(1,590,842)	(278,803,839)
Net Gain (Loss) on Investment	(2,441,528)	(4,056,786)	673,839	(166,272)	54,028,228

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,324,487)	(3,863,696)	249,038	(188,519)	52,999,399

Increase (Decrease) in Net Assets from Contract Transactions	(1,362,924)	(12,505,799)	102,818	158,303	(67,467,986)

Total Increase (Decrease) in Net Assets	(3,687,411)	(16,369,495)	351,856	(30,216)	(14,468,587)

Net Assets as of December 31, 2015:	$ 29,499,304	$ 114,210,807	$ 43,938,629	$ 7,347,668	$ 884,496,470
See accompanying Notes.
(1) See Footnote 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

1. Organization

WRL Series Life Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.  Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contract owners of WRL Financial Freedom Builder, WRL Freedom Elite, WRL Freedom Equity Protector, WRL Freedom Wealth Protector, WRL Freedom Elite Builder, WRL Freedom Elite Builder II, WRL Freedom Elite Advisor, WRL Freedom Excelerator, WRL SP Plus, and WRL For Life.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AB Variable Products Series Fund	AB Variable Products Series Fund
AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
Profunds	Profunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Profunds	Profunds
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA QS Investors Active Asset Allocation - Conservative Initial Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Initial Class
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

1. Organization (continued)

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
ProFund VP UltraNASDAQ-100	April 30, 2012
TA BlackRock Global Allocation Initial Class	May 19, 2011
TA BlackRock Tactical Allocation Initial Class	May 19, 2011
TA QS Investors Active Asset Allocation - Conservative Initial Class	April 29, 2011
TA QS Investors Active Asset Allocation - Moderate Initial Class	April 29, 2011
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	April 29, 2011

The following subaccount name changes were made effective during the fiscal year ended December 31, 2015:
Subaccount	Formerly
AB Balanced Wealth Strategy Class B Shares	AllianceBernstein Balanced Wealth Strategy Class B Shares
TA AB Dynamic Allocation Initial Class	TA AllianceBernstein Dynamic Allocation Initial Class
TA Managed Risk - Balanced ETF Initial Class	TA Vanguard ETF - Balanced Initial Class
TA Managed Risk - Growth ETF Initial Class	TA Vanguard ETF - Growth Initial Class
TA QS Investors Active Asset Allocation - Conservative Initial Class	TA Aegon Tactical Vanguard ETF - Conservative Initial Class
TA QS Investors Active Asset Allocation - Moderate Initial Class	TA Aegon Tactical Vanguard ETF - Balanced Initial Class
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	TA Aegon Tactical Vanguard ETF - Growth Initial Class

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2015.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy
The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

3. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Subaccount	Purchases	Sales
AB Balanced Wealth Strategy Class B Shares	$1,309,833	$439,885
Access VP High Yield	4,038,524	4,136,248
Fidelity® VIP Contrafund® Service Class 2	5,793,280	5,887,939
Fidelity® VIP Equity-Income Service Class 2	2,528,099	2,152,761
Fidelity® VIP Growth Opportunities Service Class 2	2,074,529	1,844,374
Fidelity® VIP Index 500 Service Class 2	10,541,627	7,475,853
Franklin Founding Funds Allocation Class 4 Shares	509,835	719,965
ProFund VP Asia 30	1,302,645	1,251,752
ProFund VP Basic Materials	888,283	1,252,499
ProFund VP Bull	7,185,637	8,119,853
ProFund VP Consumer Services	3,702,039	2,839,519
ProFund VP Emerging Markets	1,139,409	1,188,770
ProFund VP Europe 30	1,275,777	830,330
ProFund VP Falling U.S. Dollar	1,319,038	1,142,492
ProFund VP Financials	1,655,916	2,256,015
ProFund VP International	1,809,920	1,948,610
ProFund VP Japan	7,098,344	5,137,519
ProFund VP Mid-Cap	4,419,871	5,715,897
ProFund VP Money Market	51,850,024	51,906,570
ProFund VP NASDAQ-100	39,783,352	44,455,931
ProFund VP Oil & Gas	6,221,740	4,190,115
ProFund VP Pharmaceuticals	7,302,331	6,308,005
ProFund VP Precious Metals	5,654,324	5,162,242
ProFund VP Short Emerging Markets	2,741,820	3,110,302
ProFund VP Short International	704,615	792,142
ProFund VP Short NASDAQ-100	2,681,175	2,324,561
ProFund VP Short Small-Cap	1,948,414	2,153,073
ProFund VP Small-Cap	8,000,950	6,721,874
ProFund VP Small-Cap Value	6,124,967	4,929,396
ProFund VP Telecommunications	759,479	291,774
ProFund VP U.S. Government Plus	3,815,003	7,202,906
ProFund VP UltraNASDAQ-100	29,611,374	29,241,745
ProFund VP UltraSmall-Cap	7,257,781	8,410,234
ProFund VP Utilities	3,055,354	3,700,579
TA AB Dynamic Allocation Initial Class	767,075	1,060,209
TA Aegon High Yield Bond Initial Class	9,450,740	9,486,516

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015
3. Investments (continued)

TA Aegon Money Market Initial Class	$19,333,243	$16,029,639
TA Aegon U.S. Government Securities Initial Class	3,384,113	2,500,690
TA Asset Allocation - Conservative Initial Class	6,190,115	7,193,044
TA Asset Allocation - Growth Initial Class	39,131,572	56,340,624
TA Asset Allocation - Moderate Initial Class	13,197,981	16,263,798
TA Asset Allocation - Moderate Growth Initial Class	42,511,943	55,428,545
TA Barrow Hanley Dividend Focused Initial Class	9,872,452	16,659,849
TA BlackRock Global Allocation Initial Class	3,618,241	2,666,721
TA BlackRock Tactical Allocation Initial Class	6,520,795	6,029,525
TA Clarion Global Real Estate Securities Initial Class	10,793,190	11,169,737
TA International Moderate Growth Initial Class	1,626,511	1,693,577
TA Janus Balanced Initial Class	1,904,305	1,942,485
TA Jennison Growth Initial Class	16,144,576	11,670,212
TA JPMorgan Core Bond Initial Class	6,108,670	10,344,888
TA JPMorgan Enhanced Index Initial Class	4,056,368	3,065,211
TA JPMorgan Mid Cap Value Initial Class	1,612,979	2,081,857
TA JPMorgan Tactical Allocation Initial Class	8,652,734	12,904,863
TA Managed Risk - Balanced ETF Initial Class	589,582	580,241
TA Managed Risk - Growth ETF Initial Class	1,813,706	2,274,177
TA MFS International Equity Initial Class	11,672,759	12,319,633
TA Morgan Stanley Capital Growth Initial Class	15,624,410	9,312,363
TA Morgan Stanley Mid-Cap Growth Initial Class	106,081,862	88,534,163
TA Multi-Managed Balanced Initial Class	13,837,364	15,675,241
TA PIMCO Tactical - Balanced Initial Class	1,774,018	1,989,856
TA PIMCO Tactical - Conservative Initial Class	2,032,446	2,434,439
TA PIMCO Tactical - Growth Initial Class	2,251,580	3,153,184
TA PIMCO Total Return Initial Class	11,012,277	12,802,683
TA QS Investors Active Asset Allocation - Conservative Initial Class	3,307,684	3,626,773
TA QS Investors Active Asset Allocation - Moderate Initial Class	946,012	1,095,976
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	6,946,493	6,368,010
TA Systematic Small/Mid Cap Value Initial Class	29,180,223	27,266,700
TA T. Rowe Price Small Cap Initial Class	24,190,409	20,288,281
TA Torray Concentrated Growth Initial Class	3,395,901	1,915,909
TA WMC US Growth Initial Class	397,121,713	173,696,292

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

4. Change in Units
The change in units outstanding were as follows:

	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	58,133	(24,100)	34,033	51,469	(38,969)	12,500
Access VP High Yield	250,622	(262,313)	(11,691)	245,292	(416,245)	(170,953)
Fidelity® VIP Contrafund® Service Class 2	196,082	(260,641)	(64,559)	116,552	(128,517)	(11,965)
Fidelity® VIP Equity-Income Service Class 2	70,603	(108,483)	(37,880)	74,652	(128,723)	(54,071)
Fidelity® VIP Growth Opportunities Service Class 2	83,049	(118,310)	(35,261)	85,527	(87,843)	(2,316)
Fidelity® VIP Index 500 Service Class 2	505,263	(357,383)	147,880	449,750	(225,136)	224,614
Franklin Founding Funds Allocation Class 4 Shares	25,084	(37,798)	(12,714)	45,887	(26,610)	19,277
ProFund VP Asia 30	123,767	(142,174)	(18,407)	151,005	(275,131)	(124,126)
ProFund VP Basic Materials	86,088	(124,581)	(38,493)	125,401	(195,050)	(69,649)
ProFund VP Bull	445,573	(511,135)	(65,562)	572,643	(457,560)	115,083
ProFund VP Consumer Services	147,351	(127,995)	19,356	79,211	(83,220)	(4,009)
ProFund VP Emerging Markets	173,165	(184,597)	(11,432)	758,919	(1,049,257)	(290,338)
ProFund VP Europe 30	133,560	(88,002)	45,558	228,685	(207,922)	20,763
ProFund VP Falling U.S. Dollar	191,484	(165,875)	25,609	16,724	(57,110)	(40,386)
ProFund VP Financials	150,113	(219,288)	(69,175)	150,482	(178,764)	(28,282)
ProFund VP International	202,629	(225,282)	(22,653)	252,037	(365,045)	(113,008)
ProFund VP Japan	628,506	(475,245)	153,261	85,031	(243,154)	(158,123)
ProFund VP Mid-Cap	272,544	(362,207)	(89,663)	707,975	(768,721)	(60,746)
ProFund VP Money Market	5,239,584	(5,231,620)	7,964	4,118,298	(4,082,890)	35,408
ProFund VP NASDAQ-100	1,659,755	(1,882,774)	(223,019)	1,305,101	(1,007,776)	297,325
ProFund VP Oil & Gas	661,282	(491,055)	170,227	312,014	(298,413)	13,601
ProFund VP Pharmaceuticals	341,186	(306,466)	34,720	258,224	(109,681)	148,543
ProFund VP Precious Metals	2,127,769	(1,902,334)	225,435	881,845	(715,667)	166,178
ProFund VP Short Emerging Markets	515,161	(601,490)	(86,329)	396,319	(271,297)	125,022
ProFund VP Short International	152,077	(173,115)	(21,038)	231,766	(207,038)	24,728
ProFund VP Short NASDAQ-100	1,197,835	(1,040,857)	156,978	644,279	(636,958)	7,321
ProFund VP Short Small-Cap	808,615	(893,644)	(85,029)	1,067,283	(1,137,225)	(69,942)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

4. Change in Units (continued)

	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Small-Cap	492,750	(426,602)	66,148	415,045	(811,368)	(396,323)
ProFund VP Small-Cap Value	355,045	(311,620)	43,425	158,951	(394,129)	(235,178)
ProFund VP Telecommunications	60,559	(23,500)	37,059	18,989	(27,008)	(8,019)
ProFund VP U.S. Government Plus	226,532	(441,851)	(215,319)	560,802	(273,734)	287,068
ProFund VP UltraNASDAQ-100	1,104,764	(1,239,825)	(135,061)	1,407,638	(1,179,354)	228,284
ProFund VP UltraSmall-Cap	435,240	(502,214)	(66,974)	447,972	(673,342)	(225,370)
ProFund VP Utilities	216,048	(277,212)	(61,164)	331,131	(209,893)	121,238
TA AB Dynamic Allocation Initial Class	50,998	(60,993)	(9,995)	55,961	(53,743)	2,218
TA Aegon High Yield Bond Initial Class	441,669	(465,558)	(23,889)	361,102	(551,699)	(190,597)
TA Aegon Money Market Initial Class	1,277,896	(923,556)	354,340	642,879	(769,424)	(126,545)
TA Aegon U.S. Government Securities Initial Class	233,950	(169,827)	64,123	246,779	(249,245)	(2,466)
TA Asset Allocation - Conservative Initial Class	271,393	(400,120)	(128,727)	295,480	(362,238)	(66,758)
TA Asset Allocation - Growth Initial Class	2,422,228	(2,842,175)	(419,947)	1,697,966	(2,269,601)	(571,635)
TA Asset Allocation - Moderate Initial Class	647,247	(861,875)	(214,628)	549,349	(740,152)	(190,803)
TA Asset Allocation - Moderate Growth Initial Class	2,265,196	(2,814,808)	(549,612)	1,955,940	(2,290,996)	(335,056)
TA Barrow Hanley Dividend Focused Initial Class	430,338	(531,427)	(101,089)	544,593	(426,988)	117,605
TA BlackRock Global Allocation Initial Class	223,612	(224,061)	(449)	145,333	(78,926)	66,407
TA BlackRock Tactical Allocation Initial Class	291,420	(468,518)	(177,098)	2,353,749	(394,147)	1,959,602
TA Clarion Global Real Estate Securities Initial Class	454,907	(347,601)	107,306	238,909	(252,024)	(13,115)
TA International Moderate Growth Initial Class	124,757	(142,910)	(18,153)	110,572	(116,992)	(6,420)
TA Janus Balanced Initial Class	123,504	(142,504)	(19,000)	154,611	(152,844)	1,767
TA Jennison Growth Initial Class	756,387	(620,017)	136,370	691,999	(481,115)	210,884
TA JPMorgan Core Bond Initial Class	310,320	(324,196)	(13,876)	407,061	(347,691)	59,370
TA JPMorgan Enhanced Index Initial Class	166,667	(141,146)	25,521	193,355	(179,399)	13,956
TA JPMorgan Mid Cap Value Initial Class	47,733	(63,787)	(16,054)	18,752	(47,438)	(28,686)
TA JPMorgan Tactical Allocation Initial Class	493,809	(494,512)	(703)	598,995	(351,508)	247,487
TA Managed Risk - Balanced ETF Initial Class	40,163	(43,956)	(3,793)	76,306	(38,535)	37,771

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

4. Change in Units (continued)
	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Managed Risk - Growth ETF Initial Class	101,258	(169,613)	(68,355)	331,227	(172,200)	159,027
TA MFS International Equity Initial Class	828,330	(790,952)	37,378	296,732	(370,810)	(74,078)
TA Morgan Stanley Capital Growth Initial Class	507,600	(326,800)	180,800	392,035	(391,240)	795
TA Morgan Stanley Mid-Cap Growth Initial Class	2,881,920	(1,543,375)	1,338,545	1,763,573	(1,211,940)	551,633
TA Multi-Managed Balanced Initial Class	338,006	(644,744)	(306,738)	503,818	(801,753)	(297,935)
TA PIMCO Tactical - Balanced Initial Class	129,514	(157,572)	(28,058)	103,809	(147,874)	(44,065)
TA PIMCO Tactical - Conservative Initial Class	157,249	(201,171)	(43,922)	144,512	(162,369)	(17,857)
TA PIMCO Tactical - Growth Initial Class	174,474	(256,289)	(81,815)	164,877	(204,697)	(39,820)
TA PIMCO Total Return Initial Class	626,447	(773,874)	(147,427)	731,205	(845,519)	(114,314)
TA QS Investors Active Asset Allocation - Conservative Initial Class	270,096	(315,098)	(45,002)	134,271	(655,553)	(521,282)
TA QS Investors Active Asset Allocation - Moderate Initial Class	68,367	(92,045)	(23,678)	96,798	(93,008)	3,790
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	400,012	(520,131)	(120,119)	357,982	(479,073)	(121,091)
TA Systematic Small/Mid Cap Value Initial Class	704,271	(878,063)	(173,792)	644,434	(801,560)	(157,126)
TA T. Rowe Price Small Cap Initial Class	804,938	(761,649)	43,289	310,169	(819,120)	(508,951)
TA Torray Concentrated Growth Initial Class	91,203	(76,906)	14,297	207,027	(208,887)	(1,860)
TA WMC US Growth Initial Class	4,945,930	(7,112,263)	(2,166,333)	4,751,098	(7,415,023)	(2,663,925)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

AB Balanced Wealth Strategy Class B Shares
	12/31/2015	143,029	$19.17	to	$17.35	$ 2,554,505	2.11%	0.00%	to	1.50%	1.29%	to	(0.20)%
	12/31/2014	108,996	18.92	to	17.39	1,932,859	2.49	0.00	to	1.50	7.11	to	5.53
	12/31/2013	96,496	17.67	to	16.48	1,637,100	2.44	0.00	to	1.50	16.27	to	14.55
	12/31/2012	62,778	15.19	to	14.39	924,351	1.93	0.00	to	1.50	13.38	to	11.69
	12/31/2011	49,484	13.40	to	12.88	647,958	1.93	0.00	to	1.50	(3.06)	to	(4.49)
Access VP High Yield
	12/31/2015	172,093	17.95	to	15.81	2,791,841	3.70	0.00	to	1.50	0.15	to	(1.33)
	12/31/2014	183,784	17.92	to	16.02	3,082,825	3.53	0.00	to	1.50	2.34	to	0.83
	12/31/2013	354,737	17.51	to	15.89	5,908,320	2.62	0.00	to	1.50	10.02	to	8.39
	12/31/2012	237,872	15.92	to	14.66	3,628,088	4.52	0.00	to	1.50	14.12	to	12.43
	12/31/2011	167,471	13.95	to	13.04	2,258,889	1.07	0.00	to	1.50	2.74	to	1.23
Fidelity® VIP Contrafund® Service Class 2
	12/31/2015	985,254	15.63	to	21.99	20,862,584	0.78	0.30	to	0.90	0.12	to	(0.48)
	12/31/2014	1,049,813	15.61	to	22.09	23,090,070	0.76	0.30	to	0.90	11.32	to	10.66
	12/31/2013	1,061,778	14.02	to	19.96	21,199,390	0.85	0.30	to	0.90	30.56	to	29.79
	12/31/2012	1,082,284	10.74	to	15.38	16,648,396	1.12	0.30	to	0.90	15.79	to	15.10
	12/31/2011	1,143,869	9.27	to	13.36	15,287,373	0.75	0.30	to	0.90	(3.65)	to	(3.65)
Fidelity® VIP Equity-Income Service Class 2
	12/31/2015	535,288	14.68	to	18.68	9,857,106	2.90	0.30	to	0.90	(4.52)	to	(5.09)
	12/31/2014	573,168	15.37	to	19.69	11,271,545	2.63	0.30	to	0.90	8.16	to	7.51
	12/31/2013	627,239	14.21	to	18.31	11,485,921	2.43	0.30	to	0.90	27.44	to	26.69
	12/31/2012	592,401	11.15	to	14.45	8,562,126	2.95	0.30	to	0.90	16.70	to	16.01
	12/31/2011	625,547	9.56	to	12.46	7,793,281	2.28	0.30	to	0.90	(0.24)	to	(0.24)
Fidelity® VIP Growth Opportunities Service Class 2
	12/31/2015	458,127	18.56	to	15.39	7,155,211	-	0.30	to	0.90	5.03	to	4.40
	12/31/2014	493,388	17.67	to	14.74	7,282,450	0.01	0.30	to	0.90	11.61	to	10.95
	12/31/2013	495,704	15.84	to	13.29	6,587,747	0.05	0.30	to	0.90	37.13	to	36.31
	12/31/2012	494,270	11.55	to	9.75	4,818,399	0.15	0.30	to	0.90	18.96	to	18.25
	12/31/2011	476,272	9.71	to	8.24	3,926,217	-	0.30	to	0.90	1.06	to	1.06
Fidelity® VIP Index 500 Service Class 2
	12/31/2015	1,431,885	17.59	to	16.68	29,355,484	1.82	0.00	to	1.50	1.08	to	(0.41)
	12/31/2014	1,284,005	17.40	to	16.75	26,601,866	1.65	0.00	to	1.50	13.29	to	11.61
	12/31/2013	1,059,391	15.36	to	15.01	19,728,648	1.84	0.00	to	1.50	31.91	to	29.96
	12/31/2012	876,617	11.64	to	11.55	12,543,718	2.08	0.00	to	1.50	15.63	to	13.91
	12/31/2011	746,995	10.07	to	10.14	9,370,215	1.73	0.00	to	1.50	1.78	to	0.28
Franklin Founding Funds Allocation Class 4 Shares
	12/31/2015	121,175	19.21	to	17.39	2,174,203	2.75	0.00	to	1.50	(6.24)	to	(7.63)
	12/31/2014	133,889	20.49	to	18.83	2,597,442	2.76	0.00	to	1.50	2.75	to	1.23
	12/31/2013	114,612	19.94	to	18.60	2,194,012	10.64	0.00	to	1.50	23.68	to	21.85
	12/31/2012	67,298	16.12	to	15.27	1,050,329	2.54	0.00	to	1.50	15.17	to	13.46
	12/31/2011	48,942	14.00	to	13.45	669,001	0.02	0.00	to	1.50	(1.67)	to	(3.12)
ProFund VP Asia 30
	12/31/2015	435,476	8.44	to	8.83	3,462,185	0.28	0.00	to	1.50	(9.38)	to	(10.72)
	12/31/2014	453,883	9.31	to	9.89	4,005,729	0.07	0.00	to	1.50	(1.57)	to	(3.02)
	12/31/2013	578,009	9.46	to	10.20	5,217,606	0.06	0.00	to	1.50	14.97	to	13.27
	12/31/2012	542,558	8.23	to	9.01	4,292,528	-	0.00	to	1.50	15.48	to	13.76
	12/31/2011	568,855	7.13	to	7.92	3,927,613	0.04	0.00	to	1.50	(27.00)	to	(28.07)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Basic Materials
12/31/2015	273,931	$9.38	to	$8.52	$ 2,414,831	0.59%	0.00%	to	1.50%	(13.92)%	to	(15.19)%
12/31/2014	312,424	10.90	to	10.05	3,214,324	0.58	0.00	to	1.50	1.69	to	0.18
12/31/2013	382,073	10.72	to	10.03	3,893,330	0.95	0.00	to	1.50	18.43	to	16.68
12/31/2012	495,453	9.05	to	8.59	4,299,388	0.32	0.00	to	1.50	8.49	to	6.87
12/31/2011	556,324	8.34	to	8.04	4,487,958	0.13	0.00	to	1.50	(16.15)	to	(17.39)
ProFund VP Bull
12/31/2015	428,545	15.27	to	14.81	6,714,298	-	0.00	to	1.50	(0.46)	to	(1.93)
12/31/2014	494,107	15.34	to	15.11	7,847,701	-	0.00	to	1.50	11.47	to	9.82
12/31/2013	379,024	13.76	to	13.75	5,456,864	-	0.00	to	1.50	29.76	to	27.84
12/31/2012	225,815	10.61	to	10.76	2,527,591	-	0.00	to	1.50	13.89	to	12.20
12/31/2011	244,235	9.31	to	9.59	2,419,318	-	0.00	to	1.50	0.00	to	(1.47)
ProFund VP Consumer Services
12/31/2015	190,269	23.96	to	23.91	4,223,671	-	0.00	to	1.50	4.69	to	3.14
12/31/2014	170,913	22.89	to	23.18	3,676,431	-	0.00	to	1.50	12.46	to	10.80
12/31/2013	174,922	20.35	to	20.92	3,394,209	0.23	0.00	to	1.50	39.87	to	37.80
12/31/2012	117,709	14.55	to	15.18	1,646,930	-	0.00	to	1.50	22.10	to	20.29
12/31/2011	161,851	11.92	to	12.62	1,868,275	-	0.00	to	1.50	5.50	to	3.94
ProFund VP Emerging Markets
12/31/2015	461,587	5.77	to	5.78	2,529,081	0.96	0.00	to	1.50	(17.36)	to	(18.59)
12/31/2014	473,019	6.98	to	7.10	3,137,159	0.18	0.00	to	1.50	(3.42)	to	(4.85)
12/31/2013	763,357	7.23	to	7.47	5,251,045	0.62	0.00	to	1.50	(6.42)	to	(7.81)
12/31/2012	1,236,122	7.73	to	8.10	9,160,476	1.06	0.00	to	1.50	6.57	to	4.99
12/31/2011	803,984	7.25	to	7.71	5,637,656	-	0.00	to	1.50	(19.70)	to	(20.89)
ProFund VP Europe 30
12/31/2015	136,433	8.65	to	8.03	1,117,414	4.75	0.00	to	1.50	(10.88)	to	(12.20)
12/31/2014	90,875	9.70	to	9.14	840,921	0.95	0.00	to	1.50	(8.65)	to	(10.00)
12/31/2013	70,112	10.62	to	10.16	710,051	0.36	0.00	to	1.50	21.64	to	19.84
12/31/2012	227,698	8.73	to	8.48	1,908,666	2.21	0.00	to	1.50	16.60	to	14.86
12/31/2011	44,483	7.49	to	7.38	322,844	0.61	0.00	to	1.50	(8.88)	to	(10.23)
ProFund VP Falling U.S. Dollar
12/31/2015	76,535	6.85	to	6.01	505,042	-	0.00	to	1.50	(10.01)	to	(11.34)
12/31/2014	50,926	7.61	to	6.78	369,511	-	0.00	to	1.50	(12.60)	to	(13.89)
12/31/2013	91,312	8.71	to	7.87	757,593	-	0.00	to	1.50	(2.01)	to	(3.46)
12/31/2012	68,179	8.89	to	8.16	581,557	-	0.00	to	1.50	(0.77)	to	(2.24)
12/31/2011	70,638	8.96	to	8.34	612,079	-	0.00	to	1.50	(2.72)	to	(4.16)
ProFund VP Financials
12/31/2015	287,364	10.78	to	12.36	2,994,973	0.34	0.00	to	1.50	(1.49)	to	(2.95)
12/31/2014	356,539	10.94	to	12.74	3,733,080	0.21	0.00	to	1.50	12.92	to	11.25
12/31/2013	384,821	9.69	to	11.45	3,559,313	0.33	0.00	to	1.50	32.08	to	30.13
12/31/2012	291,521	7.33	to	8.80	2,057,578	0.15	0.00	to	1.50	24.73	to	22.88
12/31/2011	286,101	5.88	to	7.16	1,628,344	-	0.00	to	1.50	(13.83)	to	(15.10)
ProFund VP International
12/31/2015	162,334	8.54	to	8.24	1,319,773	-	0.00	to	1.50	(3.52)	to	(4.95)
12/31/2014	184,987	8.85	to	8.67	1,559,803	-	0.00	to	1.50	(8.11)	to	(9.47)
12/31/2013	297,995	9.64	to	9.58	2,733,179	-	0.00	to	1.50	19.49	to	17.73
12/31/2012	273,373	8.06	to	8.14	2,114,787	-	0.00	to	1.50	15.93	to	14.21
12/31/2011	213,244	6.96	to	7.12	1,434,875	-	0.00	to	1.50	(14.34)	to	(15.60)
ProFund VP Japan
12/31/2015	259,368	10.94	to	10.11	2,766,547	-	0.00	to	1.50	5.81	to	4.25
12/31/2014	106,107	10.34	to	9.69	1,054,285	-	0.00	to	1.50	3.23	to	1.70
12/31/2013	264,230	10.02	to	9.53	2,520,139	-	0.00	to	1.50	48.24	to	46.05
12/31/2012	35,668	6.76	to	6.53	231,290	-	0.00	to	1.50	22.95	to	21.12
12/31/2011	229,831	5.50	to	5.39	1,222,963	-	0.00	to	1.50	(18.54)	to	(19.74)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Mid-Cap
12/31/2015	204,135	$15.97	to	$14.93	$ 3,034,728	-%	0.00%	to	1.50%	(4.45)%	to	(5.86)%
12/31/2014	293,798	16.72	to	15.86	4,612,463	-	0.00	to	1.50	7.65	to	6.06
12/31/2013	354,544	15.53	to	14.96	5,239,823	-	0.00	to	1.50	30.79	to	28.86
12/31/2012	415,231	11.87	to	11.61	4,734,725	-	0.00	to	1.50	15.54	to	13.82
12/31/2011	242,163	10.28	to	10.20	2,408,185	-	0.00	to	1.50	(4.18)	to	(5.60)
ProFund VP Money Market
12/31/2015	1,630,675	10.55	to	8.97	16,093,644	0.02	0.00	to	1.50	0.02	to	(1.45)
12/31/2014	1,622,711	10.55	to	9.11	16,150,205	0.02	0.00	to	1.50	0.02	to	(1.46)
12/31/2013	1,587,303	10.55	to	9.24	15,951,315	0.02	0.00	to	1.50	0.02	to	(1.46)
12/31/2012	1,666,459	10.54	to	9.38	16,875,141	0.02	0.00	to	1.50	0.02	to	(1.47)
12/31/2011	2,101,918	10.54	to	9.52	21,461,631	0.02	0.00	to	1.50	0.02	to	(1.45)
ProFund VP NASDAQ-100
12/31/2015	445,017	24.53	to	21.24	10,857,808	-	0.00	to	1.50	7.45	to	5.87
12/31/2014	668,036	22.83	to	20.06	15,744,895	-	0.00	to	1.50	17.01	to	15.28
12/31/2013	370,711	19.51	to	17.40	7,650,822	-	0.00	to	1.50	34.27	to	32.29
12/31/2012	394,212	14.53	to	13.15	6,111,813	-	0.00	to	1.50	16.23	to	14.51
12/31/2011	632,681	12.50	to	11.49	8,536,019	-	0.00	to	1.50	1.45	to	(0.04)
ProFund VP Oil & Gas
12/31/2015	900,764	7.76	to	6.42	6,554,109	0.62	0.00	to	1.50	(23.37)	to	(24.51)
12/31/2014	730,537	10.13	to	8.50	6,968,686	0.40	0.00	to	1.50	(10.87)	to	(12.19)
12/31/2013	716,936	11.36	to	9.68	7,726,500	0.42	0.00	to	1.50	24.07	to	22.24
12/31/2012	790,956	9.16	to	7.92	6,935,800	0.11	0.00	to	1.50	2.90	to	1.37
12/31/2011	763,702	8.90	to	7.82	6,560,703	0.14	0.00	to	1.50	2.25	to	0.74
ProFund VP Pharmaceuticals
12/31/2015	455,798	21.75	to	20.74	9,303,317	0.48	0.00	to	1.50	4.44	to	2.90
12/31/2014	421,078	20.82	to	20.16	8,282,932	0.70	0.00	to	1.50	19.36	to	17.60
12/31/2013	272,535	17.45	to	17.14	4,526,613	1.57	0.00	to	1.50	31.63	to	29.68
12/31/2012	203,390	13.25	to	13.22	2,587,654	1.19	0.00	to	1.50	11.85	to	10.19
12/31/2011	261,752	11.85	to	12.00	3,002,517	1.25	0.00	to	1.50	16.13	to	14.42
ProFund VP Precious Metals
12/31/2015	1,280,202	2.35	to	2.26	2,835,371	-	0.00	to	1.50	(32.85)	to	(33.85)
12/31/2014	1,054,767	3.51	to	3.42	3,496,463	-	0.00	to	1.50	(23.86)	to	(24.99)
12/31/2013	888,589	4.61	to	4.56	3,896,411	-	0.00	to	1.50	(37.94)	to	(38.86)
12/31/2012	1,046,238	7.42	to	7.46	7,452,780	-	0.00	to	1.50	(14.55)	to	(15.82)
12/31/2011	995,438	8.69	to	8.87	8,366,429	-	0.00	to	1.50	(19.21)	to	(20.41)
ProFund VP Short Emerging Markets
12/31/2015	122,578	5.75	to	4.78	724,605	-	0.00	to	1.50	11.52	to	9.87
12/31/2014	208,907	5.16	to	4.35	1,039,511	-	0.00	to	1.50	(2.93)	to	(4.36)
12/31/2013	83,885	5.32	to	4.55	421,715	-	0.00	to	1.50	(0.23)	to	(1.70)
12/31/2012	82,268	5.33	to	4.63	419,101	-	0.00	to	1.50	(13.04)	to	(14.34)
12/31/2011	99,480	6.13	to	5.40	588,647	-	0.00	to	1.50	10.66	to	9.03
ProFund VP Short International
12/31/2015	95,098	4.87	to	4.07	439,797	-	0.00	to	1.50	(3.78)	to	(5.20)
12/31/2014	116,136	5.06	to	4.30	555,329	-	0.00	to	1.50	2.80	to	1.28
12/31/2013	91,408	4.92	to	4.24	425,812	-	0.00	to	1.50	(21.01)	to	(22.18)
12/31/2012	91,105	6.23	to	5.45	543,662	-	0.00	to	1.50	(20.15)	to	(21.34)
12/31/2011	88,075	7.80	to	6.93	664,257	-	0.00	to	1.50	1.80	to	0.30
ProFund VP Short NASDAQ-100
12/31/2015	362,766	2.15	to	1.97	750,478	-	0.00	to	1.50	(13.04)	to	(14.33)
12/31/2014	205,788	2.47	to	2.30	487,879	-	0.00	to	1.50	(19.38)	to	(20.57)
12/31/2013	198,467	3.07	to	2.90	578,643	-	0.00	to	1.50	(29.40)	to	(30.45)
12/31/2012	220,406	4.34	to	4.17	918,403	-	0.00	to	1.50	(18.79)	to	(20.00)
12/31/2011	186,573	5.35	to	5.22	964,827	-	0.00	to	1.50	(10.48)	to	(11.80)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Short Small-Cap
12/31/2015	263,480	$2.79	to	$2.17	$ 619,952	-%	0.00%	to	1.50%	(0.82)%	to	(2.29)%
12/31/2014	348,509	2.81	to	2.22	821,602	-	0.00	to	1.50	(9.23)	to	(10.57)
12/31/2013	418,451	3.10	to	2.48	1,095,526	-	0.00	to	1.50	(31.25)	to	(32.27)
12/31/2012	193,702	4.51	to	3.67	742,671	-	0.00	to	1.50	(18.96)	to	(20.17)
12/31/2011	234,389	5.56	to	4.59	1,119,129	-	0.00	to	1.50	(9.09)	to	(10.43)
ProFund VP Small-Cap
12/31/2015	244,845	14.53	to	14.78	3,577,901	-	0.00	to	1.50	(6.21)	to	(7.59)
12/31/2014	178,697	15.49	to	15.99	2,819,996	-	0.00	to	1.50	2.48	to	0.96
12/31/2013	575,020	15.11	to	15.84	8,997,181	-	0.00	to	1.50	37.18	to	35.16
12/31/2012	517,762	11.02	to	11.72	5,953,688	-	0.00	to	1.50	14.75	to	13.04
12/31/2011	171,448	9.60	to	10.37	1,729,449	-	0.00	to	1.50	(5.65)	to	(7.05)
ProFund VP Small-Cap Value
12/31/2015	136,649	15.92	to	15.53	2,027,849	-	0.00	to	1.50	(8.28)	to	(9.63)
12/31/2014	93,224	17.36	to	17.18	1,524,315	-	0.00	to	1.50	5.81	to	4.25
12/31/2013	328,402	16.40	to	16.48	5,135,188	0.34	0.00	to	1.50	37.67	to	35.64
12/31/2012	401,611	11.91	to	12.15	4,597,660	-	0.00	to	1.50	16.16	to	14.43
12/31/2011	58,587	10.26	to	10.62	584,329	-	0.00	to	1.50	(4.10)	to	(5.52)
ProFund VP Telecommunications
12/31/2015	83,864	13.12	to	12.49	1,037,938	1.53	0.00	to	1.50	1.52	to	0.02
12/31/2014	46,805	12.93	to	12.49	573,414	3.47	0.00	to	1.50	0.57	to	(0.92)
12/31/2013	54,824	12.85	to	12.60	672,142	3.00	0.00	to	1.50	12.07	to	10.41
12/31/2012	94,696	11.47	to	11.41	1,043,007	1.62	0.00	to	1.50	16.52	to	14.79
12/31/2011	25,563	9.84	to	9.94	243,416	5.16	0.00	to	1.50	1.87	to	0.36
ProFund VP U.S. Government Plus
12/31/2015	256,958	16.92	to	14.99	4,052,870	-	0.00	to	1.50	(5.64)	to	(7.04)
12/31/2014	472,277	17.93	to	16.12	7,978,988	0.15	0.00	to	1.50	36.39	to	34.38
12/31/2013	185,209	13.14	to	12.00	2,316,197	0.19	0.00	to	1.50	(19.11)	to	(20.31)
12/31/2012	514,580	16.25	to	15.06	8,023,704	-	0.00	to	1.50	0.97	to	(0.53)
12/31/2011	376,481	16.09	to	15.14	5,859,541	0.15	0.00	to	1.50	43.51	to	41.40
ProFund VP UltraNASDAQ-100
12/31/2015	617,642	25.73	to	24.63	15,594,241	-	0.30	to	1.50	13.26	to	11.92
12/31/2014	752,703	22.71	to	22.01	16,847,427	-	0.30	to	1.50	35.43	to	33.83
12/31/2013	524,419	16.77	to	16.44	8,712,260	-	0.30	to	1.50	78.51	to	76.40
12/31/2012(1)	246,425	9.40	to	9.32	2,306,031	-	0.30	to	1.50	-	to	-
ProFund VP UltraSmall-Cap
12/31/2015	395,475	15.15	to	15.60	5,703,293	-	0.00	to	1.50	(12.97)	to	(14.26)
12/31/2014	462,449	17.40	to	18.20	7,663,963	-	0.00	to	1.50	5.38	to	3.82
12/31/2013	687,819	16.52	to	17.53	10,830,668	-	0.00	to	1.50	86.66	to	83.90
12/31/2012	491,935	8.85	to	9.53	4,189,182	-	0.00	to	1.50	29.51	to	27.59
12/31/2011	869,109	6.83	to	7.47	5,757,669	-	0.00	to	1.50	(18.83)	to	(20.03)
ProFund VP Utilities
12/31/2015	247,102	13.89	to	11.93	3,258,508	2.08	0.00	to	1.50	(6.40)	to	(7.79)
12/31/2014	308,266	14.84	to	12.94	4,337,857	1.35	0.00	to	1.50	25.88	to	24.02
12/31/2013	187,028	11.79	to	10.44	2,094,772	2.62	0.00	to	1.50	13.31	to	11.64
12/31/2012	225,244	10.41	to	9.35	2,246,366	2.18	0.00	to	1.50	0.14	to	(1.35)
12/31/2011	377,544	10.39	to	9.47	3,795,806	2.13	0.00	to	1.50	17.51	to	15.78
TA AB Dynamic Allocation Initial Class
12/31/2015	203,856	13.49	to	10.90	3,288,538	1.24	0.00	to	1.50	(0.08)	to	(1.55)
12/31/2014	213,851	13.50	to	11.07	3,623,943	1.01	0.00	to	1.50	5.56	to	4.00
12/31/2013	211,633	12.79	to	10.65	3,473,693	1.15	0.00	to	1.50	7.18	to	5.60
12/31/2012	218,737	11.93	to	10.08	3,397,039	0.86	0.00	to	1.50	6.14	to	4.56
12/31/2011	202,856	11.24	to	9.64	3,015,977	0.75	0.00	to	1.50	1.81	to	0.31

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Aegon High Yield Bond Initial Class
	12/31/2015	744,419	$16.95	to	$14.76	$ 14,024,320	5.88%	0.00%	to	1.50%	(4.22)%	to	(5.64)%
	12/31/2014	768,308	17.69	to	15.64	15,700,265	4.94	0.00	to	1.50	3.98	to	2.44
	12/31/2013	958,905	17.02	to	15.27	19,315,590	5.47	0.00	to	1.50	6.60	to	5.02
	12/31/2012	1,235,389	15.96	to	14.54	23,598,480	6.51	0.00	to	1.50	17.37	to	15.63
	12/31/2011	934,685	13.60	to	12.58	15,387,057	5.02	0.00	to	1.50	4.77	to	3.22
TA Aegon Money Market Initial Class
	12/31/2015	2,289,766	10.86	to	9.04	36,829,733	0.01	0.00	to	1.50	0.01	to	(1.47)
	12/31/2014	1,935,426	10.85	to	9.18	33,526,122	0.01	0.00	to	1.50	0.01	to	(1.47)
	12/31/2013	2,061,971	10.85	to	9.32	37,528,464	0.01	0.00	to	1.50	0.01	to	(1.47)
	12/31/2012	2,189,241	10.85	to	9.46	41,402,846	0.01	0.00	to	1.50	0.01	to	(1.48)
	12/31/2011	2,588,063	10.85	to	9.60	49,515,480	0.01	0.00	to	1.50	0.01	to	(1.47)
TA Aegon U.S. Government Securities Initial Class
	12/31/2015	610,031	14.48	to	11.92	8,753,320	2.12	0.00	to	1.50	0.10	to	(1.38)
	12/31/2014	545,908	14.46	to	12.09	8,089,421	4.36	0.00	to	1.50	4.66	to	3.11
	12/31/2013	548,374	13.82	to	11.72	7,951,648	2.15	0.00	to	1.50	(2.24)	to	(3.68)
	12/31/2012	788,175	14.14	to	12.17	11,800,019	1.73	0.00	to	1.50	5.14	to	3.58
	12/31/2011	837,085	13.44	to	11.75	12,040,949	2.71	0.00	to	1.50	7.61	to	6.02
TA Asset Allocation - Conservative Initial Class
	12/31/2015	1,928,238	14.12	to	12.22	32,182,847	2.24	0.00	to	1.50	(1.96)	to	(3.41)
	12/31/2014	2,056,965	14.40	to	12.65	35,981,682	2.69	0.00	to	1.50	2.19	to	0.68
	12/31/2013	2,123,723	14.09	to	12.56	36,960,009	3.07	0.00	to	1.50	9.37	to	7.75
	12/31/2012	2,646,980	12.89	to	11.66	42,471,943	3.16	0.00	to	1.50	7.46	to	5.86
	12/31/2011	2,664,010	11.99	to	11.01	40,133,908	2.75	0.00	to	1.50	2.65	to	1.14
TA Asset Allocation - Growth Initial Class
	12/31/2015	15,502,585	13.78	to	12.59	269,244,867	1.64	0.00	to	1.50	(1.93)	to	(3.38)
	12/31/2014	15,922,532	14.05	to	13.03	296,118,850	2.34	0.00	to	1.50	2.73	to	1.21
	12/31/2013	16,494,167	13.68	to	12.87	308,456,503	1.22	0.00	to	1.50	26.81	to	24.94
	12/31/2012	17,200,295	10.79	to	10.30	255,994,070	1.34	0.00	to	1.50	12.60	to	10.92
	12/31/2011	17,847,294	9.58	to	9.29	238,137,274	1.20	0.00	to	1.50	(5.42)	to	(6.81)
TA Asset Allocation - Moderate Initial Class
	12/31/2015	4,313,192	14.42	to	12.52	73,628,323	2.01	0.00	to	1.50	(2.23)	to	(3.67)
	12/31/2014	4,527,820	14.75	to	13.00	82,581,771	2.23	0.00	to	1.50	2.77	to	1.25
	12/31/2013	4,718,623	14.35	to	12.84	86,176,699	2.44	0.00	to	1.50	13.50	to	11.82
	12/31/2012	4,989,483	12.64	to	11.48	81,048,545	2.62	0.00	to	1.50	9.44	to	7.81
	12/31/2011	5,511,783	11.55	to	10.65	82,588,491	2.23	0.00	to	1.50	0.59	to	(0.90)
TA Asset Allocation - Moderate Growth Initial Class
	12/31/2015	15,834,085	14.08	to	12.59	272,495,299	2.19	0.00	to	1.50	(2.23)	to	(3.68)
	12/31/2014	16,383,697	14.40	to	13.07	302,518,621	2.68	0.00	to	1.50	2.57	to	1.06
	12/31/2013	16,718,753	14.04	to	12.94	312,493,818	2.29	0.00	to	1.50	19.38	to	17.62
	12/31/2012	17,748,639	11.76	to	11.00	280,495,309	2.48	0.00	to	1.50	10.65	to	9.00
	12/31/2011	18,829,416	10.63	to	10.09	271,487,804	2.04	0.00	to	1.50	(2.01)	to	(3.46)
TA Barrow Hanley Dividend Focused Initial Class
	12/31/2015	2,357,254	14.57	to	13.70	66,699,906	1.85	0.00	to	1.50	(3.59)	to	(5.02)
	12/31/2014	2,458,343	15.11	to	14.42	77,266,260	1.34	0.00	to	1.50	12.17	to	10.51
	12/31/2013	2,340,738	13.47	to	13.05	69,350,456	2.35	0.00	to	1.50	30.24	to	28.32
	12/31/2012	2,546,573	10.34	to	10.17	60,489,028	1.80	0.00	to	1.50	11.72	to	10.06
	12/31/2011	2,689,394	9.26	to	9.24	58,346,888	1.73	0.00	to	1.50	2.74	to	1.22
TA BlackRock Global Allocation Initial Class
	12/31/2015	541,955	11.74	to	11.11	6,219,680	2.95	0.30	to	1.50	(1.29)	to	(2.46)
	12/31/2014	542,404	11.90	to	11.39	6,329,555	2.83	0.30	to	1.50	1.78	to	0.58
	12/31/2013	475,997	11.69	to	11.33	5,486,130	2.00	0.30	to	1.50	14.27	to	12.92
	12/31/2012	365,905	10.23	to	10.03	3,710,765	4.03	0.30	to	1.50	9.94	to	8.64
	12/31/2011(1)	197,637	9.30	to	9.24	1,832,732	-	0.30	to	1.50	(7.22)	to	(7.65)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA BlackRock Tactical Allocation Initial Class
	12/31/2015	2,204,740	$12.67	to	$11.93	$ 27,165,866	2.87%	0.00%	to	1.50%	0.06%	to	(1.42)%
	12/31/2014	2,381,838	12.66	to	12.11	29,541,610	2.83	0.00	to	1.50	5.03	to	3.79
	12/31/2013	422,236	12.03	to	11.66	5,010,009	2.22	0.30	to	1.50	12.29	to	10.97
	12/31/2012	313,647	10.72	to	10.51	3,331,943	2.55	0.30	to	1.50	9.90	to	8.60
	12/31/2011(1)	164,285	15.82	to	15.43	2,560,486	0.65	0.00	to	1.50	19.17	to	17.41
TA Clarion Global Real Estate Securities Initial Class
	12/31/2015	1,731,597	12.40	to	12.78	48,016,426	4.40	0.00	to	1.50	(0.60)	to	(2.07)
	12/31/2014	1,624,291	12.48	to	13.05	50,927,199	1.51	0.00	to	1.50	13.56	to	11.89
	12/31/2013	1,637,406	10.99	to	11.67	47,559,908	5.50	0.00	to	1.50	3.90	to	2.36
	12/31/2012	1,671,646	10.57	to	11.40	48,402,540	3.58	0.00	to	1.50	25.25	to	23.39
	12/31/2011	1,688,106	8.44	to	9.24	39,627,251	6.97	0.00	to	1.50	(5.74)	to	(7.13)
TA International Moderate Growth Initial Class
	12/31/2015	1,011,083	12.05	to	10.48	11,146,400	1.96	0.00	to	1.50	(1.64)	to	(3.09)
	12/31/2014	1,029,236	12.25	to	10.81	11,634,211	2.27	0.00	to	1.50	(0.47)	to	(1.94)
	12/31/2013	1,035,656	12.31	to	11.02	11,862,703	2.05	0.00	to	1.50	12.72	to	11.05
	12/31/2012	1,056,911	10.92	to	9.93	10,833,421	2.98	0.00	to	1.50	12.81	to	11.13
	12/31/2011	1,195,357	9.68	to	8.93	10,957,032	2.05	0.00	to	1.50	(7.37)	to	(8.74)
TA Janus Balanced Initial Class
	12/31/2015	759,586	13.95	to	12.67	9,971,177	0.91	0.00	to	1.50	0.34	to	(1.14)
	12/31/2014	778,586	13.91	to	12.81	10,313,848	0.73	0.00	to	1.50	8.20	to	6.60
	12/31/2013	776,819	12.85	to	12.02	9,621,053	0.81	0.00	to	1.50	19.27	to	17.51
	12/31/2012	865,336	10.78	to	10.23	9,058,408	-	0.00	to	1.50	12.75	to	11.08
	12/31/2011	933,187	9.56	to	9.21	8,735,617	0.23	0.00	to	1.50	(10.60)	to	(11.92)
TA Jennison Growth Initial Class
	12/31/2015	1,344,613	21.04	to	19.33	26,651,335	-	0.00	to	1.50	11.40	to	9.76
	12/31/2014	1,208,243	18.88	to	17.61	21,823,230	-	0.00	to	1.50	9.96	to	8.33
	12/31/2013	997,359	17.17	to	16.26	16,588,876	0.26	0.00	to	1.50	37.70	to	35.67
	12/31/2012	1,083,830	12.47	to	11.98	13,204,036	0.08	0.00	to	1.50	15.77	to	14.05
	12/31/2011	1,442,409	10.77	to	10.51	15,313,587	0.13	0.00	to	1.50	(0.63)	to	(2.09)
TA JPMorgan Core Bond Initial Class
	12/31/2015	1,234,740	15.83	to	12.89	37,344,012	2.00	0.00	to	1.50	0.61	to	(0.87)
	12/31/2014	1,248,616	15.74	to	13.00	42,109,356	2.03	0.00	to	1.50	5.33	to	3.77
	12/31/2013	1,189,246	14.94	to	12.53	42,590,183	2.84	0.00	to	1.50	(1.84)	to	(3.29)
	12/31/2012	1,393,184	15.22	to	12.96	54,961,304	2.59	0.00	to	1.50	4.98	to	3.42
	12/31/2011	1,483,842	14.50	to	12.53	55,847,749	4.24	0.00	to	1.50	7.53	to	5.94
TA JPMorgan Enhanced Index Initial Class
	12/31/2015	402,793	17.93	to	17.25	8,472,411	0.94	0.00	to	1.50	(0.07)	to	(1.55)
	12/31/2014	377,272	17.94	to	17.52	8,139,538	0.80	0.00	to	1.50	14.18	to	12.50
	12/31/2013	363,316	15.71	to	15.57	7,002,418	0.66	0.00	to	1.50	32.52	to	30.56
	12/31/2012	314,793	11.86	to	11.93	4,615,177	1.04	0.00	to	1.50	16.35	to	14.62
	12/31/2011	337,004	10.19	to	10.41	4,287,113	1.98	0.00	to	1.50	0.74	to	(0.75)
TA JPMorgan Mid Cap Value Initial Class
	12/31/2015	252,964	17.24	to	31.27	7,312,430	0.87	0.30	to	0.90	(3.03)	to	(3.60)
	12/31/2014	269,018	17.78	to	32.44	8,553,912	0.71	0.30	to	0.90	14.94	to	14.26
	12/31/2013	297,704	15.47	to	28.39	8,409,132	0.48	0.30	to	0.90	31.42	to	30.64
	12/31/2012	335,477	11.77	to	21.73	7,283,109	0.74	0.30	to	0.90	20.16	to	19.45
	12/31/2011	383,683	9.80	to	18.19	6,976,202	1.11	0.30	to	0.90	1.26	to	1.11
TA JPMorgan Tactical Allocation Initial Class
	12/31/2015	2,083,125	12.57	to	10.55	49,165,930	1.26	0.00	to	1.50	(0.11)	to	(1.58)
	12/31/2014	2,083,828	12.58	to	10.72	54,021,746	1.13	0.00	to	1.50	6.53	to	4.95
	12/31/2013	1,836,341	11.81	to	10.22	50,813,971	1.12	0.00	to	1.50	5.51	to	3.95
	12/31/2012	2,035,421	11.19	to	9.83	58,503,544	0.60	0.00	to	1.50	7.72	to	6.12
	12/31/2011	2,110,890	10.39	to	9.26	58,567,573	1.77	0.00	to	1.50	3.63	to	2.10

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Managed Risk - Balanced ETF Initial Class
	12/31/2015	103,015	$13.66	to	$12.94	$ 1,313,571	1.38%	0.00%	to	1.50%	(1.50)%	to	(2.95)%
	12/31/2014	106,808	13.87	to	13.34	1,396,524	1.05	0.00	to	1.50	4.81	to	3.26
	12/31/2013	69,037	13.23	to	12.91	870,501	1.25	0.00	to	1.50	11.76	to	10.11
	12/31/2012	42,347	11.84	to	11.73	482,240	1.31	0.00	to	1.50	8.67	to	7.06
	12/31/2011	37,141	10.89	to	10.95	392,883	1.27	0.00	to	1.50	1.57	to	0.07
TA Managed Risk - Growth ETF Initial Class
	12/31/2015	360,027	13.62	to	13.18	4,601,357	1.64	0.00	to	1.50	(3.17)	to	(4.60)
	12/31/2014	428,382	14.06	to	13.82	5,695,732	1.25	0.00	to	1.50	4.17	to	2.63
	12/31/2013	269,355	13.50	to	13.46	3,470,733	1.54	0.00	to	1.50	19.09	to	17.33
	12/31/2012	128,885	11.34	to	11.48	1,405,111	1.47	0.00	to	1.50	11.79	to	10.13
	12/31/2011	202,915	10.14	to	10.42	1,996,047	1.72	0.00	to	1.50	(0.86)	to	(2.32)
TA MFS International Equity Initial Class
	12/31/2015	2,506,005	11.77	to	11.60	37,962,670	1.68	0.00	to	1.50	0.08	to	(1.40)
	12/31/2014	2,468,627	11.77	to	11.76	39,436,664	0.95	0.00	to	1.50	(5.17)	to	(6.58)
	12/31/2013	2,542,705	12.41	to	12.59	44,178,744	1.12	0.00	to	1.50	18.09	to	16.35
	12/31/2012	2,725,762	10.51	to	10.82	40,935,229	1.67	0.00	to	1.50	22.16	to	20.34
	12/31/2011	2,855,519	8.60	to	8.99	35,715,997	1.23	0.00	to	1.50	(10.06)	to	(11.38)
TA Morgan Stanley Capital Growth Initial Class
	12/31/2015	1,796,549	21.01	to	20.20	51,149,612	-	0.00	to	1.50	11.79	to	10.14
	12/31/2014	1,615,749	18.79	to	18.34	43,499,029	-	0.00	to	1.50	6.00	to	4.44
	12/31/2013	1,614,954	17.73	to	17.56	41,972,887	0.68	0.00	to	1.50	48.25	to	46.06
	12/31/2012	1,631,610	11.96	to	12.02	29,074,013	-	0.00	to	1.50	15.55	to	13.83
	12/31/2011	1,811,729	10.35	to	10.56	28,217,193	-	0.00	to	1.50	(5.81)	to	(7.20)
TA Morgan Stanley Mid-Cap Growth Initial Class
	12/31/2015	8,691,872	19.81	to	15.99	317,339,375	-	0.00	to	1.50	(5.03)	to	(6.44)
	12/31/2014	7,353,327	20.86	to	17.09	368,160,169	-	0.00	to	1.50	0.02	to	(1.46)
	12/31/2013	6,801,694	20.86	to	17.35	400,725,724	0.82	0.00	to	1.50	39.14	to	37.09
	12/31/2012	6,178,505	14.99	to	12.66	308,998,063	-	0.00	to	1.50	9.08	to	7.46
	12/31/2011	6,871,553	13.74	to	11.78	320,319,419	0.31	0.00	to	1.50	(6.71)	to	(8.09)
TA Multi-Managed Balanced Initial Class
	12/31/2015	5,184,106	18.80	to	16.34	117,750,424	1.37	0.00	to	1.50	0.21	to	(1.27)
	12/31/2014	5,490,844	18.76	to	16.55	126,843,352	1.38	0.00	to	1.50	10.81	to	9.17
	12/31/2013	5,788,779	16.93	to	15.16	122,595,908	1.59	0.00	to	1.50	18.09	to	16.35
	12/31/2012	6,242,270	14.33	to	13.03	113,097,747	1.63	0.00	to	1.50	12.57	to	10.90
	12/31/2011	6,734,147	12.73	to	11.75	109,394,054	2.30	0.00	to	1.50	4.04	to	2.50
TA PIMCO Tactical - Balanced Initial Class
	12/31/2015	546,907	12.80	to	11.59	6,578,349	-	0.00	to	1.50	(2.27)	to	(3.72)
	12/31/2014	574,965	13.10	to	12.04	7,174,801	1.06	0.00	to	1.50	8.05	to	6.45
	12/31/2013	619,030	12.13	to	11.31	7,222,343	0.63	0.00	to	1.50	12.16	to	10.50
	12/31/2012	688,515	10.81	to	10.24	7,218,830	1.97	0.00	to	1.50	1.29	to	(0.22)
	12/31/2011	946,795	10.67	to	10.26	9,877,534	1.26	0.00	to	1.50	(3.20)	to	(4.62)
TA PIMCO Tactical - Conservative Initial Class
	12/31/2015	830,914	12.29	to	11.13	9,582,563	0.39	0.00	to	1.50	(1.77)	to	(3.22)
	12/31/2014	874,836	12.51	to	11.50	10,416,283	1.36	0.00	to	1.50	8.93	to	7.32
	12/31/2013	892,693	11.49	to	10.72	9,862,430	0.70	0.00	to	1.50	8.44	to	6.83
	12/31/2012	955,518	10.59	to	10.03	9,814,626	1.50	0.00	to	1.50	1.70	to	0.19
	12/31/2011	917,617	10.42	to	10.01	9,346,564	1.38	0.00	to	1.50	(7.15)	to	(8.52)
TA PIMCO Tactical - Growth Initial Class
	12/31/2015	1,065,236	12.41	to	11.23	12,341,887	-	0.00	to	1.50	(3.16)	to	(4.60)
	12/31/2014	1,147,051	12.81	to	11.77	13,961,228	1.75	0.00	to	1.50	6.63	to	5.06
	12/31/2013	1,186,871	12.01	to	11.21	13,712,474	0.86	0.00	to	1.50	17.03	to	15.30
	12/31/2012	1,248,575	10.27	to	9.72	12,426,995	0.77	0.00	to	1.50	0.98	to	(0.52)
	12/31/2011	1,301,567	10.17	to	9.77	12,936,910	1.51	0.00	to	1.50	(11.37)	to	(12.68)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights (continued)

			At December 31					For the Year Ended December 31
					Unit Fair Value				Expense			Total Return***
					Corresponding to			Investment	Ratio**				Corresponding to
					Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount			Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA PIMCO Total Return Initial Class
		12/31/2015	1,418,569	$15.53	to	$12.79	$ 22,905,154	2.83%	0.00%	to	1.50%	0.69%	to	(0.80)%
		12/31/2014	1,565,996	15.43	to	12.90	25,987,720	1.83	0.00	to	1.50	4.67	to	3.13
		12/31/2013	1,680,310	14.74	to	12.51	27,193,749	2.00	0.00	to	1.50	(2.55)	to	(3.99)
		12/31/2012	2,217,501	15.12	to	13.02	37,217,010	4.20	0.00	to	1.50	7.55	to	5.95
		12/31/2011	2,117,073	14.06	to	12.29	33,381,877	2.45	0.00	to	1.50	6.27	to	4.70
TA QS Investors Active Asset Allocation - Conservative Initial Class
		12/31/2015	382,954	11.76	to	10.81	4,268,573	1.09	0.00	to	1.50	(2.13)	to	(3.58)
		12/31/2014	427,956	12.02	to	11.21	4,911,753	1.19	0.00	to	1.50	3.97	to	2.43
		12/31/2013	949,238	11.56	to	10.94	10,559,826	1.27	0.00	to	1.50	7.29	to	5.70
		12/31/2012	744,689	10.78	to	10.35	7,790,128	0.39	0.00	to	1.50	6.99	to	5.40
		12/31/2011(1)	478,480	10.07	to	9.82	4,719,304	-	0.00	to	1.50	0.71	to	(1.77)
TA QS Investors Active Asset Allocation - Moderate Initial Class
		12/31/2015	235,947	11.55	to	10.93	2,659,690	1.11	0.30	to	1.50	(4.34)	to	(5.47)
		12/31/2014	259,625	12.07	to	11.56	3,074,223	0.70	0.30	to	1.50	3.57	to	2.34
		12/31/2013	255,835	11.66	to	11.29	2,939,349	0.61	0.30	to	1.50	10.98	to	9.67
		12/31/2012	165,515	10.50	to	10.30	1,722,700	0.16	0.30	to	1.50	8.38	to	7.10
		12/31/2011(1)	88,320	9.69	to	9.61	852,713	-	0.30	to	1.50	(3.38)	to	(3.85)
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
		12/31/2015	2,613,777	12.46	to	10.92	29,499,304	1.18	0.00	to	1.50	(6.38)	to	(7.76)
		12/31/2014	2,733,896	13.31	to	11.84	33,186,715	0.85	0.00	to	1.50	3.42	to	1.89
		12/31/2013	2,854,987	12.87	to	11.62	33,768,554	0.94	0.00	to	1.50	16.96	to	15.23
		12/31/2012	2,877,613	11.00	to	10.09	29,341,425	0.67	0.00	to	1.50	11.18	to	9.53
		12/31/2011(1)	3,083,801	9.89	to	9.21	28,522,037	-	0.00	to	1.50	(1.06)	to	(7.91)
TA Systematic Small/Mid Cap Value Initial Class
		12/31/2015	4,116,437	22.74	to	15.93	114,210,807	1.01	0.00	to	1.50	(2.51)	to	(3.95)
		12/31/2014	4,290,229	23.33	to	16.59	130,580,302	0.79	0.00	to	1.50	5.23	to	3.67
		12/31/2013	4,447,355	22.17	to	16.00	132,634,531	0.50	0.00	to	1.50	36.32	to	34.30
		12/31/2012	1,867,035	16.26	to	11.91	41,008,806	1.00	0.00	to	1.50	16.39	to	14.66
		12/31/2011	1,854,594	13.97	to	10.39	35,587,598	-	0.00	to	1.50	(2.66)	to	(4.09)
TA T. Rowe Price Small Cap Initial Class
		12/31/2015	1,688,075	24.50	to	21.19	43,938,629	-	0.00	to	1.50	2.43	to	0.92
		12/31/2014	1,644,786	23.92	to	21.00	43,586,773	-	0.00	to	1.50	6.55	to	4.97
		12/31/2013	2,153,737	22.45	to	20.00	55,234,542	0.08	0.00	to	1.50	44.07	to	41.94
		12/31/2012	1,599,090	15.58	to	14.09	28,558,454	-	0.00	to	1.50	15.69	to	13.97
		12/31/2011	1,685,938	13.47	to	12.37	26,401,828	-	0.00	to	1.50	1.69	to	0.19
TA Torray Concentrated Growth Initial Class
		12/31/2015	313,181	26.09	to	23.62	7,347,668	0.53	0.00	to	1.50	(1.57)	to	(3.03)
		12/31/2014	298,884	26.51	to	24.36	7,377,884	0.93	0.00	to	1.50	10.00	to	8.37
		12/31/2013	300,744	24.10	to	22.48	6,959,450	1.02	0.00	to	1.50	33.10	to	31.13
		12/31/2012	231,152	18.10	to	17.14	4,052,421	0.84	0.00	to	1.50	17.13	to	15.39
		12/31/2011	221,165	15.46	to	14.85	3,339,827	0.84	0.00	to	1.50	(2.27)	to	(3.71)
TA WMC US Growth Initial Class
		12/31/2015	38,121,323	16.67	to	15.21	884,496,470	0.73	0.00	to	1.50	6.85	to	5.27
		12/31/2014	40,287,656	15.61	to	14.45	898,965,057	0.89	0.00	to	1.50	11.10	to	9.46
		12/31/2013	42,951,581	14.05	to	13.20	877,032,776	1.05	0.00	to	1.50	32.46	to	30.51
		12/31/2012	46,560,857	10.60	to	10.11	726,823,605	0.31	0.00	to	1.50	13.17	to	11.49
		12/31/2011	50,985,903	9.37	to	9.07	709,945,091	0.37	0.00	to	1.50	(3.73)	to	(5.15)

	(1)	See footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights (continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return.  Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2015

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the contracts, a sales charge and premium taxes are deducted by TPLIC prior to allocation of policy owner payments to the subaccounts.  Contingent surrender charges may also apply.  Under all forms of the contracts, monthly charges against policy cash values are made to compensate TPLIC for costs of insurance provided.  A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate TPLIC for assumption of mortality and expense risks in connection with the issuance and administration of the contracts.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.  Charges reflected above are those currently assessed and may be subject to change.  Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation.  The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC.  Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable life contracts.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
`	December 31, 2015

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. ("TCI"), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indrect wholly owned subsidiary of AEGON N.V..  TCI distributes TPLIC's products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1.  These investments include funds managed by Transamerica Asset Management, Inc. ("TAM").  Transamerica Fund Services, Inc. ("TFS") serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC ("AAM") serves as a sub-advisor for certain funds managed by TAM.  TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V..  Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both.  The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.
Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

Independent Auditor's Report

To the Board of Directors of
Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company, which comprise the statutory balance sheets as of December 31, 2015 and 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flow for the years then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole.  The accompanying Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules as of December 31, 2015 and 2014 and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements.  The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements.  The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.  As a consequence, the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2015 and 2014 and for the years then ended.  The  Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 26, 2016

Report of Independent Auditors

The Board of Directors
Transamerica Premier Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Premier Life Insurance Company, which comprise the statement of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2013, and the related notes to the financial statements. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor's responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Iowa the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the results of operations or cash flows of Transamerica Premier Life Insurance Company for the year ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Transamerica Premier Life Insurance Company for the year ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

February 6, 2015

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis
 (Dollars in Thousands, Except per Share Amounts)

	December 31
	2015	2014
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$ 883,173	$ 749,886
Bonds:
Unaffiliated entities	14,471,372	14,275,747
Preferred stocks	6,428	39,691
Common stocks:
Affiliated entities (cost: 2015 - $58,942;
2014 - $58,170)	61,610	50,440
Unaffiliated entities (cost: 2015 - $26,652;
2014 - $42,155)	50,528	42,773
Mortgage loans on real estate	1,687,756	1,903,557
Real estate, at cost less accumulated depreciation
(2015 - $43,305; 2014 - $21,942):
Home office properties	25,799	26,728
Investment properties	191,248	359
Properties held for sale	10,264	11,708
Policy loans	925,179	922,969
Receivables for securities	1,552	2,809
Securities lending reinvested collateral assets	354,051	296,346
Derivatives	42,568	51,053
Other invested assets	647,641	859,769
Total cash and invested assets	19,359,169	19,233,835

Accrued investment income	185,526	182,681
Cash surrender value of life insurance policies	162,440	158,942
Premiums deferred and uncollected	194,807	198,937
Current federal income tax recoverable	16,936	–
Net deferred income tax asset	337,506	233,500
Reinsurance receivable	18,278	28,696
Receivable from parent, subsidiaries and affiliates	–	80,051
Goodwill	4,007	5,328
Other assets	50,898	53,705
Separate account assets	21,319,849	22,071,958
Total admitted assets	$ 41,649,416	$ 42,247,633

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2015	2014
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$ 7,924,978	$ 7,571,015
Annuity	3,363,955	3,660,269
Accident and health	977,785	648,625
Policy and contract claim reserves:
Life	136,059	153,338
Accident and health	130,605	121,157
Liability for deposit-type contracts	639,671	673,282
Other policyholders' funds	14,950	8,403
Federal income taxes payable	–	128,297
Remittances and items not allocated	49,061	20,381
Payable for derivative cash collateral	309,456	351,983
Asset valuation reserve	270,586	247,773
Interest maintenance reserve	283,137	310,919
Funds held under reinsurance treaties	4,020,771	3,862,985
Reinsurance in unauthorized reinsurers	11,315	9,804
Payable to parent, subsidiaries and affiliates	83,509	–
Payable for securities	3,298	3
Payable for securities lending	354,051	296,346
Unearned investment income	14,668	14,966
Borrowed money	161,834	290,995
Transfers from separate accounts due or accrued	(105,612)	(151,489)
Derivatives	22,768	24,233
Deferred derivative gain	2,593	3,616
Other liabilities	152,151	154,069
Separate account liabilities	21,319,849	22,071,958
Total liabilities	40,141,438	40,472,928

Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000
shares authorized, 9,818.93 issued and outstanding	7,364	7,364
Class B common stock, $750 par value, 10,000
shares authorized, 3,697.27 issued and outstanding	2,773	2,773
Surplus notes	160,000	160,000
Paid-in surplus	710,379	910,045
Aggregate write-ins for special surplus funds	2,158	2,573
Unassigned surplus	625,304	691,950
Total capital and surplus	1,507,978	1,774,705
Total liabilities and capital and surplus	$ 41,649,416	$ 42,247,633

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$ 1,217,027	$ 998,356	$ 974,903
Annuity	778,135	755,165	714,379
Accident and health	1,123,016	4,583,806	558,286
Net investment income	840,834	825,970	821,819
Amortization of interest maintenance reserve	24,668	24,763	16,339
Commissions and expense allowances on reinsurance
ceded	162,538	46,416	194,143
Income from fees associated with investment management,
administration and contract guarantees
for separate accounts	318,664	329,455	332,299
Reserve adjustment on reinsurance ceded	(397,377)	(272,265)	(239,628)
Income earned on company owned life insurance	3,497	3,328	6,111
Consideration on reinsurance transaction	329	54,150	1,866
Other income	49,741	42,661	30,658
	4,121,072	7,391,805	3,411,175
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	1,017,237	601,891	583,659
Annuity benefits	344,697	327,261	332,334
Surrender benefits	1,110,799	1,233,336	1,560,881
Other benefits	75,448	96,032	87,904
Increase (decrease) in aggregate reserves for policies
and contracts:
Life	357,155	217,907	212,005
Annuity	(296,314)	(166,726)	(295,921)
Accident and health	90,920	(68,891)	154,282
	2,699,942	2,240,810	2,635,144
Insurance expenses:
Commissions	828,793	467,288	473,673
General insurance expenses	332,879	297,889	292,305
Taxes, licenses and fees	54,384	59,097	65,221
Net transfers to separate accounts	(228,324)	(296,321)	(593,600)
Reinsurance reserve adjustment	13,925	3,914,522	(10)
Funds withheld ceded investment income	155,888	150,424	154,894
Experience refunds	(141)	(15)	246
Change in provision for liquidity guarantees	(50)	(14)	(1,485)
Other expenses	57,534	25,661	6,997
	1,214,888	4,618,531	398,241
Total benefits and expenses	3,914,830	6,859,341	3,033,385
Gain from operations before dividends to policyholders,
federal income tax (benefit) expense and net realized capital
(losses) gains on investments	$ 206,242	$ 532,464	$ 377,790

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013

Dividends to policyholders	$ 1,134	$ 1,255	$ 1,280
Gain from operations before federal income tax (benefit) expense
and net realized capital (losses) gains on investments	205,108	531,209	376,510
Federal income tax (benefit) expense	(29,748)	196,140	49,579
Gain from operations before net realized capital
(losses) gains on investments	234,856	335,069	326,931
Net realized capital (losses) gains on investments (net of related federal income taxes and amounts transferred to/from
interest maintenance reserve)	(21,032)	15,662	(248)
Net income	$ 213,824	$ 350,731	$ 326,683

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Thousands)

			Aggregate
			Write-ins
	Class A	Class B	for Other				Total
	Common	Common	than Special	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus
Balance at January 1, 2013	$ 7,364	$ 2,773	$ –	$ 160,000	$ 773,400	$ 206,199	$ 1,149,736
Net Income	–	–	–	–	–	326,683	326,683
Capital contribution	–	–	–	–	135,000	–	135,000
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	99,719	99,719
Change in net deferred income tax asset	–	–	–	–	–	(13,332)	(13,332)
Change in other nonadmitted assets	–	–	–	–	–	(7,559)	(7,559)
Change in liability for reinsurance in
unauthorized companies	–	–	–	–	–	452	452
Change in asset valuation reserve	–	–	–	–	–	(57,583)	(57,583)
Change in surplus as a result of reinsurance	–	–	–	–	–	(79,403)	(79,403)
Correction of error related to deferred
tax asset	–	–	–	–	–	7,033	7,033
Long-term incentive compensation	–	–	–	–	926	–	926
Dividends to stockholders	–	–	–	–	–	(185,000)	(185,000)
Balance at December 31, 2013	$ 7,364	$ 2,773	$ –	$ 160,000	$ 909,326	$ 297,209	$ 1,376,672
Net income	–	–	–	–	–	350,731	350,731
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	(83,256)	(83,256)
Change in net unrealized foreign exchange
gains/losses, net of tax	–	–	–	–	–	93	93
Change in net deferred income tax asset	–	–	–	–	–	(23,947)	(23,947)
Change in nonadmitted assets	–	–	–	–	–	(58,865)	(58,865)
Change in liability for reinsurance in
unauthorized companies	–	–	–	–	–	(7,824)	(7,824)
Change in reserve on account of change in
valuation basis	–	–	–	–	–	428	428
Change in asset valuation reserve	–	–	–	–	–	13,841	13,841
Change in surplus as a result of reinsurance	–	–	–	–	–	267,941	267,941
Dividends to stockholders	–	–	–	–	–	(50,000)	(50,000)
Capital contribution	–	–	–	–	719	–	719
ACA section 9010 estimated assessment	–	–	2,573	–	–	(2,573)	–
Correction of error - reserve credit taken	–	–	–	–	–	(11,828)	(11,828)
Balance at December 31, 2014	$ 7,364	$ 2,773	$ 2,573	$ 160,000	$ 910,045	$ 691,950	$ 1,774,705

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

			Aggregate
	Class A	Class B	Write-ins				Total
	Common	Common	for Special	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus

Balance at January 1, 2015	$ 7,364	$ 2,773	$ 2,573	$ 160,000	$ 910,045	$ 691,950	$ 1,774,705
Net income	–	–	–	–	–	213,824	213,824
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	(12,492)	(12,492)
Change in net unrealized foreign exchange capital
gains/losses, net of tax	–	–	–	–	–	48	48
Change in net deferred income tax asset	–	–	–	–	–	121,924	121,924
Change in other nonadmitted assets	–	–	–	–	–	(70,668)	(70,668)
Change in provision for reinsurance in
unauthorized companies	–	–	–	–	–	(1,511)	(1,511)
Change in reserve on account of change in
valuation basis	–	–	–	–	–	(228,062)	(228,062)
Change in asset valuation reserve	–	–	–	–	–	(12,997)	(12,997)
Change in surplus as a result of reinsurance	–	–	–	–	–	(98,071)	(98,071)
Cumulative effect of change in accounting
principles	–	–	–	–	–	30,444	30,444
Correction of error - reserve credit taken	–	–	–	–	–	(9,500)	(9,500)
ACA section 9010 estimated assessment	–	–	(415)	–	–	415	–
Return of capital	–	–	–	–	(200,000)	–	(200,000)
Capital contribution	–	–	–	–	334	–	334
Balance at December 31, 2015	$ 7,364	$ 2,773	$ 2,158	$ 160,000	$ 710,379	$ 625,304	$ 1,507,978

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Operating activities
Premiums collected, net of reinsurance	$ 3,130,025	$ 6,330,343	$ 2,273,697
Net investment income	882,391	869,754	865,945
Reserve adjustments on reinsurance ceded	(207,591)	(272,265)	(232,229)
Consideration on reinsurance transaction	329	54,150	1,866
Commission and expense allowances on reinsurance ceded	92,257	87,119	114,865
Miscellaneous income	372,018	375,593	370,818
Benefit and loss related payments	(2,600,351)	(2,291,355)	(2,548,062)
Net transfers from separate accounts	274,415	360,633	638,040
Commissions, expenses paid and
aggregate write-ins for deductions	(1,462,818)	(4,660,707)	(998,885)
Dividends paid to policyholders	(1,233)	(1,316)	(1,316)
Federal income taxes (paid) received	(132,592)	(83,769)	18,445
Net cash provided by operating activities	346,850	768,180	503,184

Investing activities
Proceeds from investments sold, matured
or repaid:
Bonds	3,804,173	1,992,267	2,515,784
Stocks	53,689	3,662	40,701
Mortgage loans	586,271	206,081	482,187
Real estate and properties held for sale	1,804	4,082	2,950
Other invested assets	292,198	123,279	133,818
Securities lending reinvested collateral assets	–	114,129	24,844
Derivatives	–	37,103	–
Miscellaneous proceeds	8,614	165,730	36,946
Total investment proceeds	4,746,749	2,646,333	3,237,230

Costs of investments acquired:
Bonds	(4,025,603)	(2,468,084)	(2,793,628)
Stocks	(887)	(31,395)	(5,785)
Mortgage loans	(377,635)	(339,734)	(337,314)
Real estate and properties held for sale	(2,332)	(7,116)	(8,034)
Other invested assets	(260,265)	(179,832)	(67,241)
Derivatives	(43,878)	–	(66,568)
Securities lending reinvested collateral assets	(57,705)	–	–
Miscellaneous applications	(84,014)	(173,295)	(10,690)
Total cost of investments acquired	(4,852,319)	(3,199,456)	(3,289,260)
Net increase in policy loans	(2,210)	(9,620)	(24,583)
Net cost of investments acquired	(4,854,529)	(3,209,076)	(3,313,843)
Net cash provided by (used in) investing activities	(107,781)	(562,743)	(76,613)

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013

Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other
insurance liabilities	$ (44,010)	$ (1,007,531)	$ (1,633,515)
Net change in:
Reinsurance on deposit-type contracts and other
insurance liabilities	(3,437)	995,438	1,292,709
Borrowed funds	(129,114)	210,207	47,396
Funds held under reinsurance treaties
with unauthorized reinsurers	(32,215)	(489,686)	(805,994)
Receivable from parent, subsidiaries and
affiliates	80,661	(3,694)	(37,853)
Payable to parent, subsidiaries and affiliates	82,899	610	(34,378)
Payable for securities lending	57,705	114,129	(24,754)
Other cash (applied) provided	81,729	(29,494)	84,530
Dividends to stockholders	–	(50,000)	(185,000)
Return of capital	(200,000)	–	–
Capital contribution received	–	135,000	–
Net cash used in financing and
miscellaneous activities	(105,782)	(125,021)	(1,296,859)

Net increase (decrease) in cash, cash
equivalents and short-term investments	133,287	80,416	(870,288)

Cash, cash equivalents and short-term
investments:
Beginning of year	749,886	669,470	1,539,758
End of year	$ 883,173	$ 749,886	$ 669,470

See accompanying notes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands)

December 31, 2015

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2014, the Company completed a merger with Western Reserve Life Assurance Co. of Ohio (WRL).  The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of WRL were carried forward to the merged company.  As a result of the merger, WRL's common stock was deemed cancelled by operation of law. In exchange for its agreement to merge WRL into the Company, AEGON USA, LLC (AEGON), the parent of WRL, received one share of common stock of CGC.

On December 31, 2015, AEGON merged into Transamerica Corporation (TA Corp), a Delaware-domiciled non-insurance affiliate.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

Summarized audited financial information for the Company and WRL presented separately for periods prior to the merger is as follows:

	Nine Months Ended	Year Ended
	September 30	December 31
	2014	2013
	Unaudited
Revenues:
Company	$ 1,896,267	$ 2,490,781
WRL	733,292	920,394
Merger reclassifications	–	–
	$ 2,629,559	$ 3,411,175

Net income (loss):
Company	$ (113,066)	$ 166,874
WRL	71,064	159,809
Merger reclassifications	–	–
	$ (42,002)	$ 326,683

	September 30	December 31
	2014	2013
	Unaudited
Assets:
Company	$ 32,048,493	$ 31,853,240
WRL	9,310,145	9,420,319
Merger reclassifications	–	(5,496)
	$ 41,358,638	$ 41,268,063

Liabilities:
Company	$ 31,349,277	$ 30,882,016
WRL	8,873,734	9,014,871
Merger reclassifications	–	(5,496)
	$ 40,223,011	$ 39,891,391

Capital and surplus:
Company	$ 699,216	$ 971,224
WRL	436,411	405,448
Merger reclassifications	–	–
	$ 1,135,627	$ 1,376,672

Nature of Business

The Company sells a full line of insurance products, including individual, credit, group, variable universal life and variable annuity coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 50 states, the District of Columbia, Guam, American Samoa, US Virgin Islands, Northern Mariana Islands, Canada, and Puerto Rico. Sales of the Company's products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods.  The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds, including affiliated bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of  other  comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.  An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions.  In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset.  For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts inforce at the acquisition date.  The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors.  VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as "nonadmitted", primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies:  Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received.  Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets.  The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes:  The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.  Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill:  Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends:  Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes:  Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company's balance sheet.  Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value.  Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 3, LLC (REAP 3)                                                                                                                            $29,095
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)                            $43,372

The financial statements for these entities are not audited.  Instead, under the look-through approach, the Company is using the value of the underlying investments owned by these entities, limited to those investments for which audited financial statements are obtained. All liabilities, commitments, contingencies, guarantees or obligations of these entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in REAP 3 and REAP 4 HR, if not already recorded in their financial statements.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost.  Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset's carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company's investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company's experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $23,102 and $25,464 at December 31, 2015 and 2014, respectively, is net of the reserve of $10,767 and $10,823, respectively.  Interest income of $1,526 and $1,849 was recognized for the years ended December 31, 2015 and 2014 respectively. The Company's commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other "admitted assets" are valued principally at cost, as required or permitted by the Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2015 and 2014, the Company excluded investment income due and accrued for bonds in default of $1,088 and $80, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations.  On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities.

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value).  Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value).  Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).  Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction.  Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better.  The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.   Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Total return swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor's (S&P) or interest rate index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index).  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedge item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These variance swaps are similar to volatility options where the underlying index provides for the market value movements.  Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract.  Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument.  For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.  If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global equity market indices.  Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company issues products providing the customer a return based on the various global equity market indices.  The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment.  The caps are similar to options where the underlying interest rate index provides for the market value movements.  The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract.  Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market.  Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing.  Forward-starting interest rate swaps are utilized to lock-in the current forward rate.  The accrual of income begins at the forward date, rather than at the inception date.  These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements.  Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period.  The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in U.S. dollars.  If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps.   As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset.  Typically, the periodic premium or fee is expressed in basis points per notional.  Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par.  Alternatively, settlement may be in cash.  These credit default swaps are carried on the balance sheet at amortized cost.  Premium payments made by the Company are recognized as investment expense. If we are unable to prove hedge effectiveness the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.  The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset.  The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame.  Generally, a premium is received by the Company on a periodic basis and recognized in investment income.  In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss.  The Company complies with the specific rules established in AVR for replication transactions.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury.  The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date.  Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some warrants linked to an Argentina Government Gross Domestic Product (GDP) as part of an authorized workout from the Argentina Brady Bonds.  The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold.  These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus. At December 31, 2015, all warrants had matured for the Company. The Company had realized gains totaling $2,928 for the year ended December 31, 2015 related to these warrants.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The investment risks associated with the fair value changes in separate accounts held for individual policyholders are borne entirely by the policyholder.
The Company received variable contract premiums of $900,396, $888,892 and $852,784 in 2015, 2014 and 2013, respectively.  All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.  The Company received $318,664, $329,455 and $332,299, in 2015, 2014 and 2013, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death.  For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death.  For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death.  Where appropriate, the Company holds a nondeduction and/or refund reserve.  The reserve for these benefits is computed using aggregate methods.  The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year.  For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees.  However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals.  These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2015
2015	$ –	$ 433,438	$ 289,975	$ 143,463
2014 and prior	216,119	382,623	454,271	144,471
	216,119	$ 816,061	$ 744,246	287,934
Active life reserve	553,663			820,456
Total accident and health
reserves	$ 769,782			$ 1,108,390

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2014
2014	$ -	$ 325,365	$ 196,467	$ 128,898
2013 and prior	194,549	(6,655)	100,673	87,221
	194,549	$ 318,710	$ 297,140	216,119
Active life reserve	633,636			553,663
Total accident and health
reserves	$ 828,185			$ 769,782

The Company's unpaid claims reserve was increased (decreased) by $382,623 and $(6,655) for the years ended December 31, 2015 and 2014, respectively, for health claims that were incurred  prior to those balance sheet dates.  The change in 2015 was primarily attributable to an affiliated modified coinsurance reinsurance agreement which went into effect on December 31, 2014 and the change in 2014 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2015 and 2014 was $5,094 and $2,931, respectively. The Company incurred $6,688 and paid $4,525 of claim adjustment expenses during 2015, of which $2,277 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $4,621 and paid $4,057 of claim adjustment expenses during 2014, of which $2,111 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2015 or 2014.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company's management employees has been charged to the Company, with an offsetting amount credit to paid-in surplus. The Company recorded an accrued expense in the amount of $334, $719 and $926 for the years ended December 31, 2015, 2014 and 2013, respectively.

Consistency of Presentation

Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Recent Accounting Pronouncements

Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40R, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40R.  The updated guidance mandates that such investments, previously accounted for as equity method investments under SSAP No. 48 and reported on Schedule BA, be converted to SSAP No. 40R Schedule A real estate through recognition of a cumulative effect of a change in accounting principle as if the reporting entity had followed SSAP No. 40R since the acquisition of the property.   The Company's holding of Transamerica Pyramid Properties, LLC (TPP) was scoped into this new requirement and has been classified as property held for the production of income.  The cumulative effect of adopting this standard was a $31,508 increase in capital and surplus as a result of the prescribed change in carrying basis of the TPP holding and the corresponding asset valuation reserve and deferred tax impacts. The adoption of this guidance resulted in a $2,000 decrease to admitted deferred tax assets.

Effective December 31, 2014, the Company adopted revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees.  The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA).  Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP.  The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06:  Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106.  The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met.  The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB.  The adoption of these revisions did not impact the Company's financial position or results of operations, as the Company has no FHLB agreements.

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only.  See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89.  This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures.  SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89.  In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants.  The adoption of these standards did not impact the Company's results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan.  See Note 11 for further discussion of the Company's pension plan and other postretirement plans as sponsored by TA Corp.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operation of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors' Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

2. Prescribed and Permitted Statutory Accounting Practices

The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under Iowa Insurance Law.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the State of Iowa is shown below:

	2015	2014	2013

Net income, State of Iowa basis	$ 213,824	$ 350,731	$ 326,683
State prescribed practice for secondary
guarantee reinsurance	–	–	–
Net income, NAIC SAP	$ 213,824	$ 350,731	$ 326,683

Statutory surplus, State of Iowa basis	$ 1,507,978	$ 1,774,705	$ 1,376,672
State prescribed practice for secondary
guarantee reinsurance	–	–	(38,696)
Statutory surplus, NAIC SAP	$ 1,507,978	$ 1,774,705	$ 1,337,976

The Company previously disclosed a state prescribed practice for secondary guarantee reinsurance.  The prescribed practice entitled the Company to take reserve credit for such reinsurance contracts in the amount equal to the portion of the reserves attributable to the secondary guarantee.  As a result of the NAIC adopting Actuarial Guideline XXXXVIII (AG48) during 2014, the previously disclosed prescribed practice is no longer necessary.

3. Accounting Changes and Correction of Errors

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table.  This resulted in a decrease to reserves of $3,192 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.  Related to this change were corresponding decreases in the deferred premium asset of $1,034 and the uncollected premium asset of $30.  These amounts were credited to surplus and are reported on the cumulative effect of changes in accounting principles line.

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business.  A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach.  This change resulted in an increase in A&H reserves of $231,254 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

During 2015, the Company discovered an error in the calculation of the modified coinsurance reserve adjustment for an affiliated reinsurance transaction with MLIC Re I.  The cumulative impact of the error was an understatement of payables of $9,500. This has been reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2014, the Company discovered that the reserve credit reported under an affiliated reinsurance agreement included risks to be retained by the Company. The impact of this error was an understatement of the reserve liability and overstatement of capital and surplus of $11,828 as of December 31, 2013. This was corrected in 2014 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2013, the Company determined the mark-to-market adjustment on certain swap unwinds within its synthetic asset mortgage loan program were incorrectly not made for purposes of determining taxable income at December 31, 2011.  Upon reviewing the impact on the prior years, an adjustment of $7,033 was designated as a prior year correction of an error and presented as a change in unassigned surplus for the year ended December 31, 2013.

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2015 Annual Statement, to those reported in the accompanying statutory-basis financial statements:
December 31,
2015
Statement of Cash Flow:
Total net cash from operations in the Company's Annual Statement	$ 141,940
Increase net investment income and miscellaneous income	204,910
Total net cash from operations as reported in the accompanying
audited statutory basis statement of cash flow	$ 346,850

Total net cash from investments in the Company's Annual Statement	$ 110,180
Decrease proceeds from investments - other invested assets	(202,000)
Decrease costs of investments - real estate and properties held for sale	(1,051)
Decrease costs of investments - miscellaneous applications	(14,910)
Total net cash from investments as reported in the accompanying
audited statutory basis statement of cash flow	$ (107,781)

Total net cash from financing and miscellaneous in the Company's
Annual Statement	$ (118,834)
Increase other cash provided (applied)	13,052
Total net cash from financing and miscellaneous as reported in the
accompanying audited statutory basis statement of cash flow	$ (105,782)

The 2015 Annual Statement incorrectly included non-cash activity related to derivative amortization as well as the recently adopted guidance of SSAP No. 40R, Real Estate Investments, in the Cash Flow (See Note 1). The 2015 Annual Statement also incorrectly included non-cash derivative book value amortization which has also been removed. The ending balance of cash, cash equivalents and short-term investments did not change as a result of these adjustments.

Certain corrections have been made to prior period financial statements. In the Statements of Cash Flows for the years ended December 31, 2014 and 2013, the following amounts were reclassified between categories within the statement to properly reflect the cash flow activity related to collateral received on derivative transactions and to remove non-cash derivative book value amortization:

	For the year ended December 31, 2014		For the year ended December 31, 2013
	As previously reported	Corrected amount	As previously reported	Corrected amount
Net investment income received	862,365	869,754	857,655	865,945
Commissions, expenses paid and aggregate write-ins for deductions	(4,458,850)	(4,660,707)	(1,062,698)	(998,885)
Net cash (used in) provided by operating activities	962,648	768,180	431,081	503,184
Miscellaneous applications	(165,906)	(173,295)	(2,400)	(10,690)
Net cash provided by (used in) investing activities	(555,354)	(562,743)	(68,323)	(76,613)
Other cash provided	(231,351)	(29,494)	148,343	84,530
Net cash provided by (used in) financing and miscellaneous activities	(326,878)	(125,021)	(1,233,046)	(1,296,859)

There was no effect on net income, changes in capital or surplus or total capital and surplus of the prior periods. Management has evaluated the errors and related corrections and concluded that they were not material to any previously reported annual financial statements.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data.  When available, the Company uses quoted market prices in active markets to determine the fair value of its investments.  The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services.  In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes.  Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents.  Any changes to their methodologies are noted and reviewed for reasonableness.  In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis.  The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies.  Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value.  The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events.  Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).  The levels of the fair value hierarchy are as follows:

Level 1 -                  Unadjusted quoted prices for identical assets or liabilities in active markets  accessible at the measurement date.

Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.  Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy.  For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property.  If such information is not available, other valuation methods are applied, considering the value that the property's net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date.  The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions.  The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation.  The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument.  If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note.  The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.  For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations.  The carrying value of the Company's liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value.  For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows.  For those liabilities that are short in duration, carrying amount approximates fair value.  For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2015 and 2014, respectively:

	December 31
	2015
	Aggregate Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)	Not practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 688,590	$ 688,590	$ –	$ 688,590	$ –	$ –
Short-term notes receivable from affiliates	252,700	252,700	–	252,700	–	–
Bonds	15,257,097	14,471,372	840,435	13,858,694	557,968	–
Preferred stocks, other than affiliates	5,579	6,428	–	5,443	136	–
Common stocks, other than affiliates	50,528	50,528	547	56	49,925	–
Mortgage loans on real estate	1,755,636	1,687,756	–	–	1,755,636	–
Other invested assets	136,311	124,209	–	127,332	8,979	–
Options	27,350	27,350	36	27,314	–	–
Interest rate swaps	10,168	1,794	–	10,168	–	–
Currency swaps	13,008	6,136	–	13,008	–	–
Credit default swaps	1,618	1,660	–	1,618	–	–
Equity swaps	5,628	5,628	–	5,628	–	–
Policy loans	925,179	925,179	–	925,179	–	–
Securities lending reinvested collateral	354,051	354,051	–	354,051	–	–
Separate account assets	20,127,597	20,127,597	18,107,122	2,018,606	1,869	–

Liabilities
Investment contract liabilities	3,715,884	3,265,942	–	46,307	3,669,577	–
Equity swaps	5,972	5,972	–	5,972	–	–
Interest rate swaps	(408,022)	9,552	–	(408,022)	–	–
Currency swaps	9,748	2,226	–	9,748	–	–
Credit default swaps	7,963	5,018	–	7,963	–	–
Payable to parent, subsidiaries
and affiliates	83,509	83,509	–	83,509	–	–
Separate account annuity liabilities	17,942,576	17,942,576	–	17,942,576	–	–
Surplus notes	179,219	160,000	–	179,219	–	–

	December 31
	2014
	Aggregate Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)	Not practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 758,915	$ 758,915	$ –	$ 758,915	$ –	$ –
Bonds	15,718,796	14,275,747	937,552	14,133,063	648,181	–
Preferred stocks, other than affiliates	39,072	39,691	–	38,936	136	–
Common stocks, other than affiliates	42,773	42,773	1,459	34	41,280	–
Mortgage loans on real estate	2,001,580	1,903,557	–	–	2,001,580	–
Other invested assets	143,436	128,178	–	134,039	9,397	–
Options	40,416	40,416	108	37,067	3,241	–
Interest rate swaps	18,331	2,140	–	18,331	–	–
Currency swaps	13,736	6,026	–	13,736	–	–
Credit default swaps	2,265	1,802	–	2,265	–	–
Equity swaps	668	668	–	668	–	–
Policy loans	922,969	922,969	–	922,969	–	–
Securities lending reinvested collateral	296,291	296,346	–	296,291	–	–
Receivable from parent, subsidiaries
and affiliates	80,051	80,051	–	80,051	–	–
Separate account assets	20,804,337	20,804,337	18,865,831	1,936,436	2,070	–

Liabilities
Investment contract liabilities	3,767,213	3,580,593	–	97,957	3,669,256	–
Options	64	64	64	–	–	–
Equity swaps	3,923	3,923	–	3,923	–	–
Interest rate swaps	(412,449)	8,144	–	(412,449)	–	–
Currency swaps	15,499	7,128	–	15,499	–	–
Credit default swaps	(1,213)	4,973	–	(1,213)	–	–
Separate account annuity liabilities	18,429,270	18,429,270	–	18,429,270	–	–
Surplus notes	197,478	160,000	–	197,478	–	–

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2015 and 2014:

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$ –	$ 716	$ –	716
Industrial and miscellaneous	–	5,510	28,112	33,622
Hybrid securities	–	14,155	–	14,155
Total bonds	–	20,381	28,112	48,493
Preferred stock
Industrial and miscellaneous	–	–	136	136
Total preferred stock	–	–	136	136
Common stock
Mutual funds	–	55	–	55
Industrial and miscellaneous	547	1	49,925	50,473
Total common stock	547	56	49,925	50,528
Short-term investments and cash equivalents
Government	–	5,494	–	5,494
Industrial and miscellaneous	–	449,315	–	449,315
Mutual funds	–	232,995	–	232,995
Intercompany notes receivable	–	252,700	–	252,700
Sweep accounts	–	786	–	786
Total short-term	–	941,290	–	941,290
Securities lending reinvested collateral	–	354,051	–	354,051
Derivative assets	35	34,547	–	34,582
Separate account assets	18,107,122	2,018,606	9,046	20,134,775
Total assets	$ 18,107,704	$ 3,368,931	$ 87,219	$ 21,563,855

Liabilities:
Derivative liabilities	$ –	$ 12,194	$ –	$ 12,194
Separate account liabilities	4,448	–	–	4,448
Total liabilities	$ 4,448	$ 12,194	$ –	$ 16,642

	2014
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$ –	$ 18,052	$ –	$ 18,052
Industrial and miscellaneous	–	4,628	37,160	41,788
Total bonds	–	22,680	37,160	59,840
Preferred stock
Industrial and miscellaneous	–	–	136	136
Total preferred stock	–	–	136	136
Common stock
Mutual funds	–	32	–	32
Industrial and miscellaneous	1,459	1	41,280	42,740
Total common stock	1,459	33	41,280	42,772
Short-term investments and cash equivalents
Government	–	5	–	5
Industrial and miscellaneous	–	545,843	–	545,843
Mutual funds	–	210,578	–	210,578
Sweep accounts	–	2,489	–	2,489
Total short-term	–	758,915	–	758,915
Securities lending reinvested collateral		295,235		295,235
Derivative assets	108	69,802	3,241	73,151
Separate account assets	18,865,832	1,936,436	13,969	20,816,237
Total assets	$ 18,867,399	$ 3,083,101	$ 95,786	$ 22,046,286

Liabilities:
Derivative liabilities	$ 64	$ (409,744)	$ –	$ (409,680)
Total liabilities	$ 64	$ (409,744)	$ –	$ (409,680)

Bonds classified in Level 2 are valued using inputs from third-party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize significant inputs that are not market observable.

Preferred stock in Level 3 is being internally valued using significant unobservable inputs.

Common stock in Level 2 represents money market mutual funds carried at amortized cost and warrants that are valued using vendor inputs. Common stock in Level 3 is comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB. In addition, the Company owns common stock being carried at book value and some warrants that are valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 would represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Derivatives classified as Level 3 represent Total Return Forward Bond Purchases and Warrants based on the GDP of the Argentine government.  The Total Return Forward Bond Purchases are determined by using the US Treasury repo curve estimates which is then compared to the strike price to estimate future payoff.  The payoff is then discounted to the present value using the standard USD LIBOR curve.  The Argentine Warrants are determined by a confirmations received from brokers, and then modelled accordingly when compared to the sovereign issuance.

Separate account assets are valued and classified in the same way as general account assets (described above).  For example, separate account assets in Level 3 are those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Separate account liabilities consist of derivative liabilities held on the separate accounts. They are valued in the same way as the general account derivatives (described above).

During 2015 and 2014, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets classified in Level 3 for 2015 and 2014:

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2015	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$ 176	$ –	$ –	$ (31)	$ 23
Other	36,984	9,484	7,097	(3,204)	(5,526)
Preferred stock	136	–	–	–	–
Common stock	41,280	–	–	3,727	23,877
Derivatives	3,241	–	–	–	–
Separate account assets	13,969	–	–	(309)	68
Total	$ 95,786	$ 9,484	$ 7,097	$ 183	$ 18,442

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2015
Bonds
RMBS	$ –	$ –	$ –	$ –	$ 168
Other	–	–	–	2,697	27,944
Preferred stock	–	–	–	–	136
Common stock	4	–	–	18,963	49,925
Derivatives	–	–	–	3,241	–
Separate account assets	–	90	–	4,772	9,046
Total	$ 4	$ 90	$ –	$ 29,673	$ 87,219

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2014	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$ 214	$ 8	$ –	$ 6	$ (51)
Other	43,189	1,684	2,020	(1,666)	(684)
Preferred stock	136	–	–	–	–
Common stock	41,354	–	–	–	(2)
Derivatives	5,195	–	–	–	(1,954)
Separate account assets	13,923	774	–	(63)	168
Total	$ 104,011	$ 2,466	$ 2,020	$ (1,723)	$ (2,523)

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2014
Bonds
RMBS	$ –	$ –	$ –	$ 1	$ 176
Other	–	–	–	3,519	36,984
Preferred stock	–	–	–	–	136
Common stock	–	–	72	–	41,280
Derivatives	–	–	–	–	3,241
Separate account assets	–	–	–	833	13,969
Total	$ –	$ –	$ 72	$ 4,353	$ 95,786

(a) Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company's policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2014 and 2013, subsequently changing to being carried at fair value during 2015 and 2014.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2014 and 2013, subsequently changing to being carried at amortized cost during 2015 and 2014.

Transfers in for separate account bonds were attributable to securities being valued using third-party vendor inputs at December 31, 2013, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2014.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell.  As of December 31, 2015 and 2014, the Company has several properties that are held for sale. Therefore, these properties are carried at fair value less cost to sell, which amounts to $10,264 and $11,708. There are no properties that have a carrying amount less than its fair value; and therefore are not carried at fair value as of December 31, 2015 and 2014.
Fair value was determined by utilizing an external appraisal following the sales comparison approach.  The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.
5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses Less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2015
Unaffiliated bonds:
United States Government and
agencies	$ 555,591	$ 58,059	$ 1,957	$ 3,700	$ 607,993
State, municipal and other
government	479,282	48,529	4,993	4,405	518,413
Hybrid securities	441,465	13,629	51,737	4,294	399,063
Industrial and miscellaneous	9,857,896	922,957	138,537	128,037	10,514,279
Mortgage and other asset-backed
securities	3,137,138	141,054	44,731	16,112	3,217,349
	14,471,372	1,184,228	241,955	156,548	15,257,097
Unaffiliated preferred stocks	6,428	194	1,043	–	5,579
	$ 14,477,800	$1,184,422	$ 242,998	$ 156,548	$ 15,262,676

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses Less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2014
Unaffiliated bonds:
United States Government and
agencies	$ 606,943	$ 106,597	$ 1,298	$ –	$ 712,242
State, municipal and other
government	442,243	47,544	2,720	655	486,412
Hybrid securities	449,898	16,602	51,752	706	414,042
Industrial and miscellaneous	9,705,629	1,265,411	35,493	22,022	10,913,525
Mortgage and other asset-backed
securities	3,071,034	176,352	51,938	2,873	3,192,575
	14,275,747	1,612,506	143,201	26,256	15,718,796
Unaffiliated preferred stocks	39,691	476	973	122	39,072
	$ 14,315,438	$ 1,612,982	$ 144,174	$ 26,378	$ 15,757,868

At December 31, 2015 and 2014, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 261 and 292 securities with a carrying amount of $1,462,358 and $1,895,196 and an unrealized loss of $242,998 and $144,174 with an average price of 83.4 and 92.4 (fair value/amortized cost).  Of this portfolio, 78.1% and 83.6% were investment grade with associated unrealized losses of $155,837 and $84,425, respectively.

At December 31, 2015 and 2014, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 781 and 286 securities with a carrying amount of $4,034,724 and $1,170,892 and an unrealized loss of $156,548 and $26,377 with an average price of 96.1 and 97.8 (fair value/amortized cost). Of this portfolio, 95.5% and 89.4% were investment grade with associated unrealized losses of $140,337 and $23,373, respectively.

At December 31, 2015 and 2014, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 4 and 4 securities with a cost of $17 and $14,066 and an unrealized loss of $3 and $2 with an average price of 81.6 and 100.0 (fair value/cost).

At December 31, 2015 and 2014, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 and 2 securities with a cost of $0 and $3 and an unrealized loss of $0 and $2 with an average price of  63.5 and 40.6 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2015 and 2014 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2015

Unaffiliated bonds:
United States Government and agencies	$ 18,769	$ 83,312	$ 102,081
State, municipal and other government	27,042	97,550	124,592
Hybrid securities	163,428	60,350	223,778
Industrial and miscellaneous	539,928	2,463,136	3,003,064
Mortgage and other asset-backed securities	468,235	1,173,830	1,642,065
	1,217,402	3,878,178	5,095,580
Unaffiliated preferred stocks	1,956	–	1,956
Unaffiliated common stocks	14	–	14
	$ 1,219,372	$ 3,878,178	$ 5,097,550

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2014

Unaffiliated bonds:
United States Government and agencies	$ 26,726	$ –	$ 26,726
State, municipal and other government	31,624	14,444	46,068
Hybrid securities	149,355	33,359	182,714
Industrial and miscellaneous	913,513	714,641	1,628,154
Mortgage and other asset-backed securities	627,777	352,043	979,820
	1,748,995	1,114,487	2,863,482
Unaffiliated preferred stocks	2,027	30,028	32,055
Unaffiliated common stocks	14,064	1	14,065
	$ 1,765,086	$ 1,144,516	$ 2,909,602

The carrying amount and estimated fair value of bonds at December 31, 2015, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Amount	Value
Due in one year or less	$ 291,168	$ 295,397
Due after one year through five years	2,661,480	2,767,624
Due after five years through ten years	1,964,591	2,050,360
Due after ten years	6,416,995	6,926,367
	11,334,234	12,039,748
Mortgage and other asset-backed securities	3,137,138	3,217,349
	$ 14,471,372	$ 15,257,097

The following structured notes were held at December 31, 2015:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$ 2,619	$ 2,503	$ 2,621	NO
871928AW7	6,232	29,260	25,288	NO
912810QV3	9,959	8,217	10,146	NO
912810RA8	134,765	147,356	139,761	NO
G52836AB2	13,452	9,878	13,452	NO
Total	$ 167,027	$ 197,214	$ 191,268

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Banking

At December 31, 2015 the Company's banking sector portfolio had investments in an unrealized loss position which had a fair value of $575,461 and a carrying value of $654,830, resulting in a gross unrealized loss of $79,369.  Bank regulators are implementing a wide array of reforms designed to strengthen capital levels, reduce balance sheet risk and improve liquidity in an attempt to reduce systemic risk. Many banks already meet new capital and liquidity requirements, well ahead of regulatory deadlines. In addition, regulators and central governments are adopting new bank guidelines, which are designed to reduce systemic risk by tapping loss-absorbing capital, as needed, to recapitalize or resolve a bank without using taxpayer money.
The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2015.

Basic Industry

At December 31, 2015 the Company's basic industry sector portfolio had investments in an unrealized loss position which had a fair value of $295,720 and a carrying value of $350,300, resulting in a gross unrealized loss of $54,580.  The Basic Industry sector encompasses various sub-sectors including metals and mining, chemicals and paper and forest products, with the majority of the gross unrealized loss relating to metals and mining.

Fundamentals for the metals and mining industry have been negatively impacted by falling prices for base metals, ferrous metals, precious metals, iron ore and coal. Slowing economic data out of China has resulted in reduced demand for the base metals and bulk steel-making commodities as the country comprises from 40%-60% of global consumption for most of these commodities.  The lack of a sufficient response on the supply side for these commodities has driven significant pricing pressure. The top line pressure companies are experiencing combined with their willingness to take on additional debt when commodity prices were rising has resulted in a substantial deterioration in credit metrics for the majority of the metals and mining industry.  Chemicals have been positively impacted by continued low natural gas prices within the US, but given the global scale of most players in the industry, they have also been harmed by a slowdown in global growth as well as volatility in raw material costs, increasing competition from global peers and the potential for lower margins given falling oil prices. Paper and forest products have shown some improvement as the housing recovery takes hold in the United States, but more traditional paper products, such as newsprint, remain challenged.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2015.

Energy

At December 31, 2015, the Company's Energy sector portfolio had investments in an unrealized loss position which had a fair value of $766,516 and a carrying value of $886,922, resulting in a gross unrealized loss of $120,405. The Energy Industry sector encompasses various sub-sectors including integrated oil and gas producers, independent oil and gas producers, midstream processing and transport, oil field services and drilling, and refining. The majority of the gross unrealized loss relates to independent oil and gas producers, as well as oil field services and drilling.

Falling oil prices, and continued low natural gas prices, have reduced cash flow for upstream oil and gas producers. Oil field service and drilling companies have been pressured by the prospect of margin pressure resulting from new capacity additions and the prospect of lower capital spending by their upstream client base. Commodity price pressure stems from strong non-Organization of the Petroleum Countries (OPEC) supply growth, softening global demand, and shifting OPEC policy.  Companies have responded with capital spending and cost reduction programs, but cash flow and credit metrics continue to weaken.  Some issuers have also initiated debt exchange offers that have put additional pressure on security pricing.  Midstream processing and transport companies have begun to be impacted by weaker volume growth, higher capital costs, counterparty concerns, and in some cases, commodity price exposure. Refiners have seen positive near term impacts from lower feedstock costs and stronger demand.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be other-than-temporarily impaired as of December 31, 2015.

There were no loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2015, 2014, or 2013.

The following tables provide the aggregate totals for loan-backed and structured securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of
cash flows expected to be less
than the amortized cost basis	$ 11,003	$ 711	$ 10,292	$ 9,833
2nd quarter present value of
cash flows expected to be less
than the amortized cost basis	72,681	3,988	68,693	52,299
3rd quarter present value of
cash flows expected to be less
than the amortized cost basis	7,416	25	7,391	6,933
4th quarter present value of
cash flows expected to be less
than the amortized cost basis	5,541	332	5,209	3,905
Aggregate total	$ 96,641	$ 5,056	$ 91,585	$ 72,970

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of
cash flows expected to be less
than the amortized cost basis	$ 69,315	$ 1,781	$ 67,534	$ 39,500
2nd quarter present value of
cash flows expected to be less
than the amortized cost basis	49,878	1,846	48,032	35,679
3rd quarter present value of
cash flows expected to be less
than the amortized cost basis	47,782	20,158	27,624	36,334
4th quarter present value of
cash flows expected to be less
than the amortized cost basis	20,262	1,607	18,655	16,151
Aggregate total	$ 187,237	$ 25,392	$ 161,845	$ 127,664

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2013
1st quarter present value of
cash flows expected to be less
than the amortized cost basis	$ 69,169	$ 4,482	$ 64,687	$ 30,825
2nd quarter present value of
cash flows expected to be less
than the amortized cost basis	67,173	23,538	43,635	23,512
3rd quarter present value of
cash flows expected to be less
than the amortized cost basis	58,040	7,132	50,908	25,160
4th quarter present value of
cash flows expected to be less
than the amortized cost basis	45,314	6,607	38,707	24,831
Aggregate total	$ 239,696	$ 41,759	$ 197,937	$ 104,328

The following loan-backed and structured securities were held at December 31, 2015, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which OTTI Occurred
83611MLS5	$ 8,224	$ 8,173	$ 51	$ 8,173	$ 7,089	1Q 2015
41161XAC0	2,779	2,119	660	2,119	2,744	1Q 2015
35729PPC8	590	442	148	442	186	2Q 2015
41161MAC4	24,891	24,191	700	24,191	24,110	2Q 2015
75970QAH3	1,129	1,123	6	1,123	1,118	2Q 2015
75970QAJ9	2,707	2,689	18	2,689	2,616	2Q 2015
07325WAE2	43,364	40,248	3,116	40,248	24,269	2Q 2015
65536PAA8	12	10	2	10	9	3Q 2015
75970QAH3	1,105	1,103	2	1,103	1,064	3Q 2015
75970QAJ9	2,644	2,639	5	2,639	2,488	3Q 2015
75971EAF3	3,655	3,639	16	3,639	3,372	3Q 2015
55308LAB2	3,266	3,085	181	3,085	1,970	4Q 2015
83611MMM7	2,275	2,124	151	2,124	1,935	4Q 2015
			$ 5,056

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of  December 31, 2015 and 2014 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$ 70,919	$ 16,384
The aggregate related fair value of securities with unrealized losses	497,200	1,192,005

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2014
The aggregate amount of unrealized losses	$ 72,014	$ 3,295
The aggregate related fair value of securities with unrealized losses	661,734	358,387

Detail of net investment income is presented below:

	Year Ended December 31
	2015	2014	2013
Income:
Bonds	$ 685,467	$ 676,182	$ 664,510
Preferred stocks	1,203	2,252	4,516
Common stocks	20,610	18,430	17,403
Mortgage loans on real estate	97,633	98,459	101,418
Real estate	30,522	5,583	5,767
Policy loans	51,402	52,384	51,594
Cash, cash equivalents and
short-term investments	1,336	797	1,566
Derivatives	(5,862)	1,709	12,655
Other invested assets	19,277	8,642	3,227
Other	10,482	4,806	512
Gross investment income	912,070	869,244	863,168
Less investment expenses	71,236	43,274	41,349
Net investment income	$ 840,834	$ 825,970	$ 821,819

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2015	2014	2013

Proceeds	$ 3,379,615	$ 1,761,136	$ 1,895,701

Gross realized gains	$ 38,484	$ 13,103	$ 15,800
Gross realized losses	(19,618)	(19,222)	(19,781)
Net realized capital gains (losses)	$ 18,866	$ (6,119)	$ (3,981)

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2015, 2014 and 2013 of $5,623, $25,788 and $42,099, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2015	2014	2013

Bonds	$ 11,867	$ (27,107)	$ (46,074)
Preferred stocks	1,375	(4,800)	–
Common stocks	3,433	1,037	(203)
Mortgage loans on real estate	(6,924)	(1,010)	(30)
Real estate	(760)	(4,098)	(3,572)
Cash, cash equivalents and short-term investments	3	9	1
Derivatives	(43,877)	37,103	(53,242)
Other invested assets	27,846	25,769	20,415
	(7,037)	26,903	(82,705)
Federal income tax effect	(17,108)	(4,261)	36,884
Transfer from (to) interest maintenance reserve	3,113	(6,980)	45,573
Net realized capital (losses) gains on investments	$ (21,032)	$ 15,662	$ (248)

At December 31, 2015, and 2014, the Company had no recorded investments in restructured securities. The capital (losses) taken as a result of restructures in 2015, 2014 and 2013 were $0, $0 and $(156) respectively. The Company often has other-than-temporarily impaired a security prior to the restructure date. These other-than-temporary impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2015	2014	2013

Bonds	$ (10,977)	$ 21,255	$ 54,676
Common stocks	23,258	(550)	(891)
Affiliated entities	10,397	2,328	(2,089)
Mortgage loans on real estate	–	247	253
Derivatives	(148)	(121,278)	92,317
Other invested assets	(45,292)	(17,647)	18,545
Change in unrealized capital gains (losses), before tax	(22,762)	(115,645)	162,811
Taxes on unrealized capital gains/losses	10,318	32,482	(63,092)
Change in unrealized capital (losses) gains, net of tax	$ (12,444)	$ (83,163)	$ 99,719

The Company's investments in mortgage loans principally involve commercial real estate.

The credit qualities of mortgage loans by type of property for the year ended December 31, 2015 were as follows:

	Farm	Commercial	Total
AAA - AA	$ –	$ 1,006,111	$ 1,006,111
A	35,795	602,834	638,629
BBB	–	38,385	38,385
BB	–	1,297	1,297
	$ 35,795	$ 1,648,627	$ 1,684,422

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan.  The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value.  The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible.  Information supporting the credit risk rating process is updated at least annually.

During 2015, the maximum and minimum lending rates for mortgage loans during were 6.75% and 3.44%, respectively.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2015 at the time of origination was 87%. During 2015, the Company reduced the interest rate by 1.6% on one outstanding mortgage loans with statement value of $9,267.  At December 31, 2015, mortgage loans with a carrying value of $196 were non‑income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2015.  The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2015.

During 2014, the maximum and minimum lending rates for mortgage loans during were 5.06 % and 3.62%, respectively.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of origination was 77%. During 2014, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2014, mortgage loans with a carrying value of $647 were non‑income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2014.  The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2014.

The following tables provide the age analysis of mortgage loans aggregated by type:

December 31, 2015			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded Investment (All)
(a)	Current	$ 35,795	$ –	$ 704	$ –	$ 1,613,761	$ 34,865	$ 1,685,125
(b)	30-59 Days Past Due	–	–	2,099	–	–	–	2,099
(c)	60-89 Days Past Due	–	–	178	–	–	–	178
(d)	90-179 Days Past Due	–	–	158	–	–	–	158
(e)	180+ Days Past Due	–	–	196	–	–	–	196

December 31, 2014			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded Investment (All)
(a)	Current	$ 38,509	$ –	$ 997	$ –	$ 1,726,777	$ 134,151	$ 1,900,434
(b)	30-59 Days Past Due	–	–	2,200	–	–	–	2,200
(c)	60-89 Days Past Due	–	–	174	–	–	–	174
(d)	90-179 Days Past Due	–	–	102	–	–	–	102
(e)	180+ Days Past Due	–	–	647	–	–	–	647

At December 31, 2015 and 2014 there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2015 or December 31, 2014.  The average recorded investment in impaired loans during 2015 and 2014 was $0 and $8,493, respectively. There was no recorded investment in impaired loans without an allowance for credit losses during 2015 or 2014.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2015	2014	2013

Balance at beginning of period	$ –	$ 247	$ 499
Additions, net charged to operations	–	528	–
Recoveries in amounts previously charged off	–	(775)	(252)
Balance at end of period	$ –	$ –	$ 247

The following table provides the aggregate and corresponding amounts of mortgage loans derecognized as a result of foreclosure:

		Year Ended December 31
	2015		2014

Aggregate amount of mortgage loans derecognized		$ –	$ 4,385
Real estate collateral recognized		–	4,385
Other collateral recognized		–	–
Receivables recognized from a government guarantee of
the foreclosed mortgage loan		–	–

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $0, $472 and $540 of interest income on impaired loans for the years ended December 31, 2015, 2014 and 2013, respectively.  The Company recognized interest income on a cash basis of $0, $484 and $540 for the years ended December 31, 2015, 2014 and 2013, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $297, $3,927 and $2,768 were taken on real estate in 2015, 2014 and 2013, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations.  The Company disposed of multiple properties throughout 2015 resulting in a net realized loss of $463.

During 2015 and 2014, respectively, reverse mortgages of $1,070 and $2,247 were foreclosed or acquired by deed and transferred to real estate.

At December 31, 2015 and 2014, the Company held a mortgage loan loss reserve in the AVR of $17,092 and $18,633, respectively.

The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2015	2014		2015	2014

Pacific	28%	26%	Apartment	37%	25%
South Atlantic	25	16	Retail	22	17
Middle Atlantic	12	16	Office	19	40
W. South Central	10	15	Other	10	5
Mountain	7	6	Industrial	8	8
W. North Central	6	3	Medical	2	3
E. South Central	5	12	Agricultural	2	2
E. North Central	5	4
New England	2	2

At December 31, 2015, 2014 and 2013, the Company held mortgage loans with a total net admitted value of $328, $355 and $378, respectively, which had been restructured in accordance with SSAP No. 36. There were no realized losses during the years ended December 31, 2015, 2014 and 2013 related to such restructurings.  There were no commitments to lend additional funds to debtors owing receivables at December 31, 2015, 2014 and 2013.

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC (TPP) and Transamerica Realty Properties, LLC (TRP)) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975.  The price paid was based predominantly on the valuations of the properties within each of those entities. This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674 which was included in the carrying value of these other invested assets.  Effective January 1, 2015, accounting guidance related to wholly-owned, single member/single asset LLCs was modified, which allowed TPP to be valued as real estate.  As a result TPP is no longer included in the goodwill balance in 2015 on the Company.  The 2015 amortization represents amortization of the TRP goodwill.  Amortization in the amount of $2,504 and $10,067 was recorded during each of the years ending December 31, 2015 and 2014, which is reflected in the book adjusted carrying value of the Other Invested Asset line on the balance sheet, with an offset recorded in unassigned surplus.  As the carrying amount of the total positive goodwill of the Company did not exceed 10% of the September 30, 2015 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2015, the entire goodwill was admitted at December 31, 2015.

During 2015 and 2014 the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

For the year ending December 31, 2015, the Company had ownership interests in thirty-four LIHTC properties.  The remaining years of unexpired tax credits ranged from two to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to thirteen years. The amount of contingent equity commitments expected to be paid during the years 2016 to 2025 is $117. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2014, the Company had ownership interests in thirty-eight LIHTC properties.  The remaining years of unexpired tax credits ranged from one to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2015 to 2025 is $1,337. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2015 and 2014:

December 31, 2015
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$ 518	$ 3,500
Total		$ 518	$ 3,500

December 31, 2014
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$ 115	$ 931
Total		$ 115	$ 931

*The unused amount reflects credits that the Company deems will be realizable in 2015.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2015, 2014 and 2013.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty.  If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2015 and 2014, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $501,700 and $541,725, respectively.

At December 31, 2015 and 2014, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $59,588 and $72,133, respectively.
For the years ended December 31, 2015, 2014 and 2013, the Company has recorded $(46,309), $(41,421) and $83,948 respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2015, 2014 or 2013 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $96, $0 and $0, respectively, in capital gains (losses) related to call option transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $13,043, $0 and $98, respectively, in capital gains (losses) related to put option transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized no capital gains (losses) related to collar option transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized no capital gains (losses) related to cap option transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $2,928, $0 and $0, respectively, in capital gains (losses) related to warrant transactions.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 17 years for forecasted hedge transactions.

For the years ended December 31, 2015, 2014 and 2013 none of the Company's cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2015 and 2014, the Company has accumulated deferred gains in the amount of $2,593 and $3,616, respectively, related to the termination of swaps that were hedging forecasted transactions.  It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $(17,657), $11,773 and $(70,322), respectively, in capital gains (losses) related to interest rate swap transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized no capital gains (losses) related to foreign exchange swap transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized no capital gains (losses) related to foreign currency forward transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $(13,720), $(5,916) and $(3,589), respectively, in capital gains (losses) related to total return swap transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $33, $(50) and $77 respectively, in capital gains (losses) related to credit swap transactions, of which are made up primarily of replication transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $(28,601), $31,295 and $20,492, respectively, in capital gains (losses) related to futures transactions.

At December 31, 2015 and 2014, the Company had replicated assets with a fair value of $763,649 and $638,687, respectively, and credit default and forward starting interest rate swaps with a fair value of $(20,253) and $(13,239), respectively.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

As of December 31, 2015, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
43285,SWAP, USD 1 / (USD 0), :CDX-NAIGS17V1-5Y	12/20/2016	$ 7,500	$ 52
43286,SWAP, USD 1 / (USD 0), :CDX-NAIGS17V1-5Y	12/20/2016	3,500	24
43299,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	12,000	130
43302,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	104
43307,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	127
43310,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	104
43321,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	33
47295,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	268
47296,SWAP, USD 1 / (USD 0), :US172967ES69	6/20/2017	25,000	234
47297,SWAP, USD 1 / (USD 0), :US00163MAB00	6/20/2017	25,000	280
43374,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	10,000	95
43601,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	41
43613,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	7,800	(19)
46410,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	20,000	224
46411,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	19,000	213
46915,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2017	20,000	245
47037,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	5,000	56
47657,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	12,500	205
48775,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	12,500	140
49952,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	5,000	(44)
53497,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	15,000	168
53821,SWAP, USD 1 / (USD 0), :US260543BJ10	3/20/2018	22,000	363
54329,SWAP, USD 1 / (USD 0), :US35671DAU90	3/20/2018	10,000	(1,729)
54865,SWAP, USD 5 / (USD 0), :US37247DAE67	3/20/2018	15,000	105
55127,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2018	2,300	28
60519,SWAP, USD 1 / (USD 0), :US74432QAB14	6/20/2018	20,000	295
60520,SWAP, USD 1 / (USD 0), :US947075AA59	6/20/2018	20,000	(2,362)
60521,SWAP, USD 1 / (USD 0), :US893830AK59	6/20/2018	10,000	(1,813)
59110,SWAP, USD 1 / (USD 0), :US92276MAT27	6/20/2018	20,000	272
59117,SWAP, USD 1 / (USD 0), :US893830AK59	6/20/2018	10,000	(1,813)
59280,SWAP, USD 1 / (USD 0), :US74432QAB14	6/20/2018	20,000	295
119322,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2020	5,000	(179)
102754,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2020	13,000	25
102918,SWAP, USD 1 / (USD 0), :US195325BB02	3/20/2020	5,000	(224)
103284,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	(96)
102927,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	5,000	26
103048,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	(96)
103141,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	15,000	79
109188,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	2,500	(153)

109191,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,500	(214)
109219,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	(126)
109571,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	(126)
109622,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	(126)
109623,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,500	(75)
109544,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,400	(65)
109553,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	(33)
109550,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	(38)
109645,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	5
109647,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	5
109687,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,340	5
110510,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	(33)
110620,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	(38)
111121,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	(38)
111125,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	(33)
110854,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	(38)
111719,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,200	(73)
111729,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	(30)
111732,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	(37)
111735,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	600	(52)
111738,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	(87)
111744,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	(30)
111832,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	600	(18)
111842,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	600	(14)
111845,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	(30)
111898,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	(37)
112138,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	1,200	(37)
112153,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	(37)
112178,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	600	(16)
112228,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	1,200	(36)
112230,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	(19)
112304,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	(30)
112328,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	600	(16)
112340,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	3,350	(590)
112428,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	600	2
112431,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	(19)
112573,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	(87)
113398,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	600	(7)
113437,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	(30)
115816,SWAP, USD 1 / (USD 0), :US260543BJ10	9/20/2020	10,000	134
115817,SWAP, USD 1 / (USD 0), :US40414LAA70	9/20/2020	10,000	24
116006,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	10,000	87
116040,SWAP, USD 1 / (USD 0), :XS0759014375	9/20/2020	10,000	(144)
127389,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	35
127393,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	69
127397,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	77
127471,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	(512)
130585,SWAP, USD 1 / (USD 0), :US416515AY06	6/20/2017	25,000	321
120682,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2017	10,000	29
120681,SWAP, USD 1 / (USD 0), :JP1200551248	6/20/2017	10,000	126
		$ 631,550	$ (6,345)

At December 31, 2015 and 2014, the Company held options with a fair value of $7,570 and $3,285, respectively.

At December 31, 2015 and 2014, the Company's outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2015	2014

Interest rate and currency swaps:
Receive fixed - pay floating	$ 8,970	$ 43,970
Receive floating - pay fixed	19,500	19,500
Receive fixed - pay fixed	650,104	492,918
Swaps:
Receive fixed - pay floating	2,204,430	2,550,430
Receive fixed - pay fixed	144,849	144,849
Receive floating - pay fixed	126,450	179,200
Receive floating - pay floating	561,004	88,262
Caps	9,750,000	–
Options Call/Puts	171,644	–

The following tables show the pledged or restricted assets as of December 31, 2015 and 2014, respectively:

Gross Restricted
Current Year
	Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

a.	Subject to contractual
obligation for which
	liability is not shown	$ –	$ –	$ –	$ –	$ –
b.	Collateral held under
	security lending agreements	354,047	–	–	–	354,047
c.	Subject to repurchase
	agreements	–	–	–	–	–
d.	Subject to reverse
	repurchase agreements	–	–	–	–	–
e.	Subject to dollar
	repurchase agreements	291,895	–	–	–	291,895
f.	Subject to dollar reverse
	repurchase agreements	–	–	–	–	–
g.	Placed under option
	contracts	–	–	–	–	–
h.	Letter stock or securities
restricted as to sale -
	excluding FHLB capital stock	–	–	–	–	–
i.	FHLB capital stock	26,000	–	–	–	26,000
j.	On deposit with states	10,024	–	–	–	10,024
k.	On deposit with other
	regulatory bodies	–	–	–	–	–
l.	Pledged as collateral to
FHLB (including assets
	backing funding agreements)	895,353	–	–	–	895,353
m.	Pledged as collateral not
	captured in other categories	131,658	–	–	–	131,658
n.	Other restricted assets	190,947	–	–	–	190,947
o.	Total Restricted Assets	$ 1,899,924	$ –	$ –	$ –	$ 1,899,924

		Gross Restricted			Percentage
	Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	2015 Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

a.	Subject to contractual
	obligation for which
	liability is not shown	$ –	$ –	$ –	0.00%	0.00%
b.	Collateral held under
	security lending agreements	296,315	57,732	354,047	0.84%	0.85%
c.	Subject to repurchase
	agreements	–	–	–	0.00%	0.00%
d.	Subject to reverse
	repurchase agreements	–	–	–	0.00%	0.00%
e.	Subject to dollar
	repurchase agreements	288,824	3,071	291,895	0.69%	0.70%
f.	Subject to dollar reverse
	repurchase agreements	–	–	–	0.00%	0.00%
g.	Placed under option
	contracts	–	–	–	0.00%	0.00%
h.	Letter stock or securities
	restricted as to sale -
	excluding FHLB capital stock	–	–	–	0.00%	0.00%
i.	FHLB capital stock	26,000	–	26,000	0.06%	0.06%
j.	On deposit with states	12,762	(2,738)	10,024	0.02%	0.02%
k.	On deposit with other
	regulatory bodies	–	–	–	0.00%	0.00%
l.	Pledged as collateral to
	FHLB (including assets
	backing funding agreements)	560,881	334,472	895,353	2.12%	2.15%
m.	Pledged as collateral not
	captured in other categories	127,078	4,580	131,658	0.31%	0.32%
n.	Other restricted assets - reinsurance	193,921	(2,974)	190,947	0.45%	0.46%
o.	Total Restricted Assets	$ 1,505,781	$ 394,143	$ 1,899,924	4.51%	4.56%

Assets pledged as collateral not captured in other categories includes the following:

Invested assets with a carrying value of $118,131 and $112,833 pledged in conjunction with derivative transactions as of December 31, 2015 and 2014, respectively.

Invested assets with a carrying amount of $13,527 and $14,245 pledged in conjunction with funding agreement transactions as of December 31, 2015 and 2014, respectively.

The Company has receivables as of December 31, 2015 associated with "to-be-announced" (TBA) covered short sales.  These receivables have been offset on the balance sheet with dollar repurchase agreement liabilities as the transactions are with the same counterparty.  See the following table:

Net Amount
Presented on
	Gross Amount		Financial
	Recognized	Amount Offset	Statements
December 31, 2015
Assets:
Receivables for securities	$ 132,277	$ 130,726	$ 1,552

Liabilities:
Borrowed money	$ 292,560	$ 130,726	$ 161,834

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks.  The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2015	2014	2013

Direct premiums	$ 3,198,245	$ 2,940,490	$ 2,798,362
Reinsurance assumed - non affiliates	94,177	122,228	131,992
Reinsurance assumed - affiliates	405,295	3,939,481	25,047
Reinsurance ceded - non affiliates	(85,971)	(114,182)	(111,838)
Reinsurance ceded - affiliates	(494,431)	(550,690)	(595,995)
Net premiums earned	$ 3,117,315	$ 6,337,327	$ 2,247,568

The Company received reinsurance recoveries in the amount of $516,274, $506,173 and $531,297 during 2015, 2014 and 2013, respectively. At December 31, 2015, 2014 and 2013, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $35,726, $40,152 and $44,808, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2015, 2014 and 2013 of $5,886,191, $5,898,031 and $7,101,698, respectively, of which $5,730,729, $5,729,938 and $6,957,086, respectively, were ceded to affiliates.

At December 31, 2015 and 2014, amounts recoverable from unaffiliated unauthorized reinsurers totaled $1,837 and $1,712, respectively, and reserve credits for reinsurance ceded totaled $6,220 and $6,237, respectively. The reinsurers hold collateral under these reinsurance agreements in the form of trust agreements totaling $15,968 and $15,112 at December 31, 2015 and 2014, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.
Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate.  General account reserves and claim reserves ceded on a coinsurance basis at the time of novation were $102,123 and $927, respectively.  Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $1,514,150 and $199,680 respectively.  No consideration was paid or received related to the novation.  No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business.  The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established.  The general account paid FReC $199,680 for the modified coinsurance reserves and ceded coinsurance reserves of $174,799, resulting in a pre-tax loss of $24,881 due to the treaty amendment which has been included in the Summary of Operations. In addition, FReC placed assets of $277,850 equal to the ceded general account reserves in a funds withheld account, and the Company established a corresponding funds withheld liability of $277,850.

Effective January 1, 2015, the Company recaptured certain variable universal life plans previously reinsured to Global Preferred Re Limited (GPRe), an affiliate, for which the Company paid net consideration of $49,581, recaptured benefit reserves and claim reserves of $7,580 and $1,236, respectively, and recaptured policy loans of $5,396, resulting in a pre-tax loss of $53,000 which has been included in the Summary of Operations.

Effective December 31, 2014, the Company assumed certain stand-alone long-term care policies from TLIC, on a modified coinsurance basis for which the Company received an initial ceding commission and premiums of $350,000 and $3,914,521, respectively, and assumed modified coinsurance reserves of $3,914,521, resulting in a pre-tax gain of $350,000 ($227,500 after-tax) which has been credited directly to unassigned surplus on a net of tax basis.

Effective December 31, 2014, the Company ceded certain life policies to Harbor View Re Corp. (HVRe), an affiliate, on a coinsurance funds withheld basis for which the Company established a funds withheld liability of $7,931, released policy and claim reserves of $8,893, released other assets of $962, and exchanged no consideration, resulting in no gain or loss.

Effective October 1, 2014, the Company recaptured the business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company received net consideration of $25,000, released the funds withheld liability of $247,660, recaptured policy and claims reserves of $584,719 and recaptured other assets of $15,940, resulting in a pre-tax loss of $296,119, which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $120,832 with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which the Company established a funds withheld liability of $253,658, released policy and claims reserves of $586,648, released other assets of $15,951, and paid consideration of $11,000, resulting in a pre-tax gain of $306,040, ($198,926 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company assumed from TLIC, an affiliate, on a YRT basis the net amount paid in excess of $3,000 on covered level term life insurance policies. The Company received an initial premium of $858 and assumed reserves of $5,684 resulting in a pre-tax loss of $4,826 which has been included in the Statements of Operations.

On July 1, 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $1,167, life and claim reserves recaptured were $3,296, premiums recaptured were $2,004, and claims recaptured were $956, resulting in a pre-tax loss of $1,081, which was included in the Statements of Operations.

During 2015 and 2014, the Company amortized deferred gains from reinsurance transactions occurring prior to 2014 of $98,071 and $79,944, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, under which the Company assumed SLIC's Medicare Supplement business. The Company received policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 from SLIC during the last two quarters of the year as regulatory approvals of the assumption agreement were received. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements. SLIC merged into TLIC, an affiliate, effective October 1, 2015, so the reinsurance agreement is now with TLIC.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008.  TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies.  The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,321 and $1,254 of this balance during 2015 and 2014, respectively.

Letters of credit held for all unauthorized reinsurers as of December 31, 2015, 2014 and 2013 were $1,440,113, $1,521,194 and $196,300, respectively.

The Company reinsures a closed block of GMIB, GMDB, and GMWB risks to FReC. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements.  The risk reinsured to the affiliated reinsurer is retained by the Transamerica group.  The risks assumed by FReC are all affiliated variable annuity treaties.

Variable annuity reserves established by FReC are equal to the US GAAP reserve requirements.  In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level.  The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $274,024 in 2015. The amount of collateral supporting the reserve credits was $271,621 in 2015. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

7. Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 829,096	$ 113,031	$ 942,127
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	829,096	113,031	942,127
Deferred Tax Assets Nonadmitted	336,781	–	336,781
Subtotal (Net Deferred Tax Assets)	492,315	113,031	605,346
Deferred Tax Liabilities	203,198	64,641	267,839
Net Admitted Deferred Tax Assets	$ 289,117	$ 48,390	$ 337,507

	December 31, 2014
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 530,622	$ 114,294	$ 644,916
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	530,622	114,294	644,916
Deferred Tax Assets Nonadmitted	323,684	924	324,608
Subtotal (Net Deferred Tax Assets)	206,938	113,370	320,308
Deferred Tax Liabilities	29,645	57,163	86,808
Net Admitted Deferred Tax Assets	$ 177,293	$ 56,207	$ 233,500

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 298,474	$ (1,263)	$ 297,211
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	298,474	(1,263)	297,211
Deferred Tax Assets Nonadmitted	13,097	(924)	12,173
Subtotal (Net Deferred Tax Assets)	285,377	(339)	285,038
Deferred Tax Liabilities	173,553	7,478	181,031
Net Admitted Deferred Tax Assets	$ 111,824	$ (7,817)	$ 104,007

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:
	Year Ended December 31
	2015	2014	Change
Ordinary
Discounting of unpaid losses	$ 641	$ 584	$ 57
Policyholder reserves	397,858	249,055	148,803
Investments	159,998	32,104	127,894
Deferred acquisition costs	206,232	199,577	6,655
Compensation and benefits accrual	576	385	191
Receivables - nonadmitted	58,970	43,825	15,145
Section 197 Intangible Amortization	454	512	(58)
Corporate Provision	70	175	(105)
Other (including items <5% of
ordinary tax assets)	4,297	4,405	(108)
Subtotal	829,096	530,622	298,474

Nonadmitted	336,781	323,684	13,097
Admitted ordinary deferred tax assets	492,315	206,938	285,377

Capital:
Investments	113,031	114,293	(1,262)
Other (including items <5% of total
total capital tax assets)	–	1	(1)
Subtotal	113,031	114,294	(1,263)

Nonadmitted	–	924	(924)
Admitted capital deferred tax assets	113,031	113,370	(339)
Admitted deferred tax assets	$ 605,346	$ 320,308	$ 285,038

	Year Ended December 31
	2015	2014	Change
Deferred Tax Liabilities:
Ordinary
Investments	$ 137,137	$ 9,976	$ 127,161
Provision for Contingent Debt	4,270	4,439	(169)
Deferred and uncollected premium	44,761	–	44,761
Reinsurance Ceded	1,402	1,865	(463)
§807(f) adjustment	14,254	12,865	1,389
Separate account adjustments	1,373	–	1,373
Other (including items <5% of total
ordinary tax liabilities)	1	500	(499)
Subtotal	203,198	29,645	173,553
Capital
Investments	64,641	57,163	7,478
Subtotal	64,641	57,163	7,478
Deferred tax liabilities	267,839	86,808	181,031
Net deferred tax assets/liabilities	$ 337,507	$ 233,500	$ 104,007

As discussed in Note 1, for the years ended December 31, 2015 and 2014 the Company admits deferred income tax assets pursuant to SSAP No. 101.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2015
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 205,446	$ 17,106	$ 222,552
2(b)		Adjusted Gross Deferred Tax Assets Expected to
		be Realized (Excluding The Amount of Deferred
		Tax Assets From 2(a) above) After Application of
		the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	76,949	38,006	114,955
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	76,949	38,006	114,955
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	174,970
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
		The Amount Of Deferred Tax Assets From 2(a)
		and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	209,920	57,919	267,839
2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$ 492,315	$ 113,031	$ 605,346

			December 31, 2014
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 177,293	$ 23,614	$ 200,907
2(b)		Adjusted Gross Deferred Tax Assets Expected to
		be Realized (Excluding The Amount of Deferred
		Tax Assets From 2(a) above) After Application of
		the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	–	32,593	32,593
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	–	32,593	32,593
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	231,618
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
		The Amount Of Deferred Tax Assets From 2(a)
		and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	29,645	57,163	86,808
2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$ 206,938	$ 113,370	$ 320,308

			Change
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 28,153	$ (6,508)	$ 21,645
2(b)		Adjusted Gross Deferred Tax Assets Expected to
		be Realized (Excluding The Amount of Deferred
		Tax Assets From 2(a) above) After Application of
		the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	76,949	5,413	82,362
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	76,949	5,413	82,362
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	(56,648)
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
		The Amount Of Deferred Tax Assets From 2(a)
		and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	180,275	756	181,031
2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$ 285,377	$ (339)	$ 285,038

	December 31
	2015	2014	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	672%	721%	-49%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 above	$ 1,166,465	$ 1,535,877	$ (369,412)

The impact of tax planning strategies at December 31, 2015 and 2014 was as follows:

	December 31, 2015
	Ordinary	Capital
	Percent	Percent	Total Percent

(% of Total Adjusted Gross DTAs)	0%	82%	10%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	34%	6%

	December 31, 2014
	Ordinary	Capital
	Percent	Percent	Total Percent

(% of Total Adjusted Gross DTAs)	0%	79%	14%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	29%	10%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2015	2014	Change
Current Income Tax

Federal	$ (29,748)	$ 196,140	$ (225,888)
Subtotal	(29,748)	196,140	(225,888)
Federal income tax on net capital gains	17,108	4,261	12,847
Federal and foreign income taxes incurred	$ (12,640)	$ 200,401	$ (213,041)

	Year Ended December 31
	2014	2013	Change
Current Income Tax

Federal	$ 196,140	$ 49,579	$ 146,561
Subtotal	196,140	49,579	146,561
Federal income tax on net capital gains	4,261	(36,884)	41,145
Federal and foreign income taxes incurred	$ 200,401	$ 12,695	$ 187,706

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2015 or 2014.

The Company made a modification in 2015 to its groupings of DTAs and DTLs (as permitted under SSAP No. 101, Q&A 2.9).  Prior to this change, TPLIC had DTAs and DTLs that were netted together within two specific categories of temporary differences.  TPLIC determined, in accordance with its practice of recording DTAs and DTLs separately for purposes of application of SSAP No. 101, that it is more appropriate and consistent to present DTAs and DTLs with respect to 1) reserves and deferred and uncollected premiums and 2) bonds and derivatives on certain blocks of business.

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2015	2014	2013

Current income taxes incurred	$ (12,640)	$ 200,401	$ 12,695

Change in deferred income taxes	(105,861)	23,946	4,359
(without tax on unrealized gains and losses)
Total income tax reported	$ (118,501)	$ 224,347	$ 17,054

Income before taxes	$ 198,070	$ 558,113	$ 293,806
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35%
statutory rate	$ 69,325	$ 195,340	$ 102,832

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(13,319)	(10,219)	(16,951)
Tax credits	(43,238)	(8,934)	(19,000)
Tax-exempt Income	(8)	(12)	(19)
Tax adjustment for IMR	(8,634)	(8,667)	(5,719)
Surplus adjustment for in-force ceded	(34,325)	93,779	(27,791)
Nondeductible expenses	382	973	701
Deferred tax benefit on other items in surplus	(78,300)	(26,022)	(5,934)
Provision to return	(2,526)	(3,964)	(226)
Life-owned life insurance	(1,283)	(1,319)	(1,685)
Dividends from certain foreign corporations	448	414	443
Prior period adjustment	(3,325)	–	(8,973)
Pre-tax income of single member limited liability company	(872)	(3,094)	(1,333)
Intercompany Dividends	(7,000)	–	–
Partnership Permanent Adjustment	4,077	–	–
Other	98	(3,928)	709
Total income tax reported	$ (118,501)	$ 224,347	$ 17,054

The Company's federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2015.

As of December 31, 2015 and 2014, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2015 and 2014.

The Company incurred income taxes during 2015, 2014 and 2013 of $7,492, $189,493, and $9,994, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2015 and 2014 is $1,431 and $782, respectively.  The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,431.  The Company classifies interest and penalties related to income taxes as income tax expense. The Company's interest (benefit) expense related to income taxes for the years ending December 31, 2015, 2014 and 2013 is $64, $54 and $(27), respectively.  The total interest payable balance as of December 31, 2015 and 2014 is $141 and $78, respectively.  The Company recorded no liability for penalties.  It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company's federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examinations for the years 2005 through 2008 have been completed and resulted in tax return adjustments that have been approved by IRS Appeals.  We expect the receivables and payables for those years to be settled in 2016. An examination is in progress for the years 2009 through 2013.  The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2015 and 2014.

For the years ended December 31, 2015, 2014 and 2013, premiums for participating life insurance policies were $1,094, $1,142 and $1,185, respectively.  The Company accounts for its policyholder dividends based on dividend scales and experience of the policies.  The Company paid dividends in the amount of $1,134, $1,255 and $1,259 to policyholders during 2015, 2014 and 2013, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$ 31,320	$ 20,565	$ –	$ 51,885	0%
At book value less surrender charge
of 5% or more	11,894	–	–	11,894	0
At fair value	4,063	–	17,914,618	17,918,681	69
Total with adjustment or at fair value	47,277	20,565	17,914,618	17,982,460	69
At book value without adjustment
(minimal or no charge or adjustment)	3,639,498	–	–	3,639,498	14
Not subject to discretionary withdrawal
provision	4,433,305	–	93,166	4,526,471	17
Total annuity reserves and deposit
liabilities	8,120,080	20,565	18,007,784	26,148,429	100%
Less reinsurance ceded	3,891,981	–	–	3,891,981
Net annuity reserves and deposit
liabilities	$ 4,228,099	$ 20,565	$ 18,007,784	$ 22,256,448

	December 31
	2014
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$ 35,274	$ 21,366	$ –	$ 56,640	0%
At book value less surrender charge
of 5% or more	17,307	–	–	17,307	0
At fair value	4,459	–	18,396,004	18,400,463	69
Total with adjustment or at fair value
At book value without adjustment	57,040	21,366	18,396,004	18,474,410	69
(minimal or no charge or adjustment)
Not subject to discretionary withdrawal	3,866,498	–	–	3,866,498	14
provision	4,536,818	–	97,284	4,634,102	17
Total annuity reserves and deposit
liabilities	8,460,356	21,366	18,493,288	26,975,010	100%
Less reinsurance ceded	3,894,077	–	–	3,894,077
Net annuity reserves and deposit
liabilities	$ 4,566,279	$ 21,366	$ 18,493,288	$ 23,080,933

Included in the liability for deposit-type contracts at December 31, 2015 and 2014 are approximately $50,178 and $51,464, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes.  In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2015 the contractual maturities were as follows:

Year	Amount
2015	$ –
2016	–
2017	–
2018	39,249
2019	–
Thereafter	10,929

The Company's liability for deposit-type contracts includes GIC's and Funding Agreements assumed from TLIC, an affiliate.  The liabilities assumed are $900,182 and $900,800 at December 31, 2015 and 2014, respectively.

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account.  The assets and the liabilities of these are carried at fair value.   These variable annuities generally provide an additional minimum guaranteed death benefit.  Some variable annuities also provide a minimum guaranteed income benefit.  The Company's Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement.  Hedging instruments that return the chosen index are purchased by the Company and held within the separate account.  The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

		Nonindexed
		Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Separate
	Indexed	Equal to 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2015	$–	$198	$900,198	$900,396

Reserves for separate accounts
as of December 31, 2015 with
assets at fair value	$–	$20,565	$21,174,797	$21,195,362
Total as of December 31, 2015	$–	$20,565	$21,174,797	$21,195,362

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2015:
With fair value adjustment	$–	$20,565	$–	$20,565
At fair value	–	–	21,081,630	21,081,630
Not subject to discretionary
withdrawal	–	–	93,167	93,167
Total separate account liabilities
at December 31, 2015	$–	$20,565	$21,174,797	$21,195,362

		Nonindexed
		Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Separate
	Indexed	Equal to 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2014	$–	$90	$888,802	$888,892

Reserves for separate accounts
as of December 31, 2014 with
assets at fair value	$–	$21,367	$21,868,175	$21,889,542
Total as of December 31, 2014	$–	$21,367	$21,868,175	$21,889,542

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2014:
With fair value adjustment	$–	$21,367	$–	$21,367
At fair value	–	–	21,770,891	21,770,891
Not subject to discretionary
withdrawal	–	–	97,284	97,284
Total separate account liabilities
at December 31, 2014	$–	$21,367	$21,868,175	$21,889,542

		Nonindexed
		Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Separate
	Indexed	Equal to 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2013	$–	$132	$852,652	$852,784

Reserves for separate accounts
as of December 31, 2013 with
assets at fair value	$78,682	$20,697	$21,128,673	$21,228,052
Total as of December 31, 2013	$78,682	$20,697	$21,128,673	$21,228,052

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2013:
With fair value adjustment	$78,682	$20,697	$–	$99,379
At fair value	–	–	21,041,179	21,041,179
Not subject to discretionary
withdrawal	–		87,494	87,494
Total separate account liabilities
at December 31, 2013	$78,682	$20,697	$21,128,673	$21,228,052

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

	Year Ended December 31
	2015	2014	2013
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$ 907,989	$ 889,269	$ 852,927
Transfers from separate accounts	(1,381,485)	(1,351,592)	(1,621,705)
Net transfers from separate accounts	(473,496)	(462,323)	(768,778)
Miscellaneous reconciling adjustments	245,172	166,002	175,178
Net transfers as reported in the statement
of operations of the life, accident and health
annual statement	$ (228,324)	$ (296,321)	$ (593,600)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2015 and 2014, the Company's separate account statement included legally insulated assets of $21,319,634 and $22,028,872, respectively.  The assets legally insulated from general account claims at December 31, 2015 and 2014 are attributed to the following products:

	2015	2014
Group annuities	$ 2,174,583	$ 2,088,591
Variable annuities	$ 15,845,604	16,388,193
Variable universal life	$ 379,720	426,037
Variable life	$ 2,887,049	3,090,035
Modified separate account	$ 21,804	23,066
WRL asset accumulator	$ 10,873	12,950
Total separate account assets	$ 21,319,633	$ 22,028,872

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981.  Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2015 and 2014, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

	Subjected	Gross Amount of	Reinsurance
	Account		Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit
December 31, 2015
Minimum guaranteed death benefit	$ 9,044,951	$ 21,962	$ 14,416
Minimum guaranteed income benefit	650,495	78,296	70,325
Minimum guaranteed withdrawal benefit	676,512	–	–

December 31, 2014
Minimum guaranteed death benefit	$ 8,899,283	$ 30,258	$ 17,797
Minimum guaranteed income benefit	1,475,658	103,434	91,014
Minimum guaranteed withdrawal benefit	802,020	–	–

The Company offers variable and separate account annuities with minimum guaranteed benefits.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities of $444,599 and $329,659, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $12,368, $12,979, $11,161, $11,032, and $11,550 to the general account in 2015, 2014, 2013, 2012, and 2011, respectively.  During the years ended December 31, 2015, 2014, 2013, 2012 and 2011, the general account of the Company had paid $43,256, $2,698, $12,453, $12,482, and $13,588, respectively, toward separate account guarantees.

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies.  These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies' paid-through date to the policies' next anniversary date. At December 31, 2015 and 2014, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary direct first-year business	$ 13,984	$ 11,667	$ 2,317
Ordinary direct renewal business	182,599	41,472	141,127
Group life direct business	10,761	3,027	7,734
Credit direct business	210	–	210
Reinsurance ceded	(23,339)	–	(23,339)
	$ 184,215	$ 56,166	$ 128,049
Accident and health	66,918	–	66,918
	$ 251,133	$ 56,166	$ 194,967

	Gross	Loading	Net
December 31, 2014
Life and annuity:
Ordinary direct first-year business	$ 12,053	$ 8,626	$ 3,427
Ordinary direct renewal business	191,187	45,312	145,875
Group life direct business	11,763	2,936	8,827
Credit direct business	405	–	405
Reinsurance ceded	(24,402)	–	(24,402)
Total life and annuity	191,006	56,874	134,132
Accident and health	64,805	–	64,805
	$ 255,811	$ 56,874	$ 198,937

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. A t December 31, 2015 and 2014, the Company had no premium deficiency reserve.

At December 31, 2015 and 2014, the Company had insurance in force aggregating $6,931,222 and $6,058,424, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $76,132 and $64,109 to cover these deficiencies at December 31, 2015 and 2014, respectively.

The Company's primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums.  The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses.  The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change.  Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.  The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2015 and 2014 was $5,094 and $2,931, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.  As of December 31, 2015 and 2014, the Company has recorded a liability of $0 for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $---234,856 without the prior approval of insurance regulatory authorities in 2016.

On December 22, 2015, the Company paid cash return of capital of $200,000 to its parent company, CGC. On December 29, 2014, the Company paid common stock dividends of $50,000 to its parent company, CGC. On December 23, 2013, the Company paid common stock dividends of $50,000 to its parent company, TA Corp. The Company paid an ordinary common stock dividend of $118,422 and $16,578 to its parent companies, CGC and TA Corp, respectively, on December 26, 2013.

The Company received dividends of $20,000 from its subsidiary, World Financial Group Insurance Agency, Inc., on December 31, 2015. The Company received dividends of $15,400 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, on December 31, 2014.

The Company received dividends of $13,090 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc., respectively, during 2013.

The Company paid a capital contribution of $368 to its subsidiary, AEGON Direct Marketing Services, Inc., on December 31, 2013.  The Company reported a contribution receivable from parent companies of $135,000 at December 31, 2013.  Capital contributions of $118,422 and $16,578 were received from CGC and TA Corp, respectively, on February 13, 2014.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2015, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

The Company's surplus notes are held by CGC and TA Corp.  These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.  The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Additional information related to the surplus notes at December 31, 2015 and 2014 is as follows:
For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2015
CGC	$ 102,734	$ 6,164	$ 74,023	$ 514
TA Corp	57,266	3,436	31,790	286
Total	$ 160,000	$ 9,600	$ 105,813	$ 800

2014
CGC	$ 102,734	$ 6,164	$ 67,859	$ 514
TA Corp	57,266	3,436	28,354	286
Total	$ 160,000	$ 9,600	$ 96,213	$ 800

On January 1, 2015, the Company was subject to an annual fee under Section 9010 of the ACA.  This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year.  A health insurance entity's portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015.  As of December 31, 2015, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2016, and estimates their portion of the annual health insurance industry fee to be payable on September 30, 2016 to be $2,158.

	Year Ended December 31,
	2015	2014
ACA fee assessment payable for the upcoming year	$2,158	$2,573
ACA fee assessment paid	1,972	1,705
Premium written subject to ACA 9010 assessment	112,723	124,201
Total adjusted capital before surplus adjustment	1,779,149	2,023,084
Total adjusted capital after surplus adjustment	1,776,991	2,020,511
Authorized control level after surplus adjustment	214,505	203,403

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2015 and 2014, respectively, securities in the amount of $316,319 and $285,183 were on loan under securities lending agreements as part of this program. At December 31, 2015, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes.  The reinvested cash collateral has a fair value of $354,051 and $296,291 at December 31, 2015 and 2014, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$354,047
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	354,047

Securities received	–
Total collateral received	$354,047

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent.  The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$69,828	$69,828
30 days or less	139,305	139,305
31 to 60 days	61,586	61,586
61 to 90 days	14,827	14,827
91 to 120 days	52,000	52,000
121 to 180 days	16,505	16,505
181 to 365 days	–	–
1 to 2 years	–	–
2 to 3 years	–	–
Greater than 3 years	–	–
Total	354,051	354,051

Securities received	–	–
Total collateral reinvested	$354,051	$354,051

For securities lending, the Company's sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $354,134 (fair value of $354,051) that are currently tradable securities that could be sold and used to pay for the $354,047 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by TA Corp. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp.  The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations.  The benefits are based on years of service and the employee's eligible annual compensation. Pension expenses were $4,715, $4,602 and $4,801, for the years ended December 31, 2015, 2014 and 2013, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,616, $1,368 and $1,479, for the years ended December 31, 2015, 2014 and 2013, respectively.

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2015, 2014 and 2013 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The  Company expensed $1,089, $1,337 and $1,363 related to these plans for the years ended December 31, 2015, 2014 and 2013, respectively.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $404.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between TA Corp companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered.  The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations.  AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.  The Company provides office space, marketing and administrative services to certain affiliates.  The amount received by the Company as a result of being a party to these agreements was $79,111, $66,670 and $54,403 during 2015, 2014 and 2013, respectively.  The amount paid as a result of being a party to these agreements was $296,093, $189,982 and $111,597 during 2015, 2014 and 2013, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement.  The Company incurred expenses under this agreement of $42, $50 and $61 for the years ended December 31, 2015, 2014 and 2013, respectively.

At December 31, 2015 and 2014, the Company reported a net amount of $(83,509) and $80,051 (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2015, 2014 and 2013, the Company (paid)/received net interest of $(120), $2 and $34, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust.  The Company received $23,447, $26,057 and $25,437 for these services during 2015, 2014 and 2013, respectively.

At December 31, 2015, the Company had short-term intercompany notes receivable of $252,700 as follows.  In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$ 9,200	July 16, 2016	0.16%
TA Corp	17,000	July 20,2016	0.16%
TA Corp	200,000	July 28, 2016	0.16%
TA Corp	26,500	October 27, 2016	0.25%

The Company had no short-term notes receivable at December 31, 2014.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2015 and 2014, the cash surrender value of these policies was $83,231 and $81,285, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees.  As discussed in Note 6 - Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $167,132 and $165,018 at December 31, 2015 and 2014, respectively.

The aggregate balance sheet value for all subsidiary, controlled and affiliated (SCA) investments, except SCA insurance entities, are as follows:

SCA Description	Gross Amount	Nonadmitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing	NAIC Response Received	NAIC Valuation	NAIC Disallowed Entity's Valuation Method, Resubmission Required
Transamerica Asset Management	$47,547	$ -	$ 47,547	12/18/2015	Sub-2	Yes	$ 35,135	No
Real Estate Alternatives Portfolio 3A Inc.	$14,063	$ -	$ 14,063	3/1/2016	Sub-2	Yes	$ 15,169	No

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation.  Information regarding these entities for the year ended December 31, 2015 is as follows:

					Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$ 618,587
100 Vanguard Blvd.			Annuities
Malvern, PA 19355

Gallagher Bollinger, Inc.	22-0781130	No	Group A&H, Life	C, CA, P, U	41,103
101 JFK Parkway
Short Hills, NJ 07078

Affinion Group	20-0641090	No	AD&D	P	146,339
6 High Ridge Park
Stamford, CT 06905

All Other TPA Premiums					154

Total					$ 806,183

C-	Claims Payment
CA-     Claims Adjustment
B-	Binding Authority
P-	Premium Collection
U-       Underwriting

For years ended December 31, 2015, 2014 and 2013, the Company had $618,587, $576,577, $522,058, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2015, 2014 and 2013, the Company had $41,103, $76,351, $91,233, respectively, of direct premiums written by Gallagher Bollinger, Inc. For the year ended December 31, 2015, the Company had $146,339 of direct premiums written by Affinion Group. For years ended December 31, 2015, 2014 and 2013, the Company had $154, $131, $184, respectively, of direct premiums written by all other managing general agents.

14. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $51,810,312 and $55,355,009 as of December 31, 2015 and 2014, respectively.  A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size.  The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $62 and $112 at December 31, 2015 and 2014, respectively

At December 31, 2015 and 2014, the Company has mortgage loan commitments of $6,735 and $13,365, respectively.

The Company has contingent commitments of $124,992 and $44,764 at December 31, 2015 and 2014, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $117 and $1,337, respectively.

At December 31, 2015 and 2014, the Company has private placement commitments outstanding of $0 and $21,000 respectively.

The Company sold $130,726 securities on a TBA basis as of December 31, 2015.   The receivable related to these TBA was reclassed.  Note 5. Investments provides details on the offsetting and netting of assets and liabilities related to this transaction.  The Company had no securities acquired (sold) on a TBA basis as of December 31, 2014.  .

The Company may pledge assets as collateral for derivative transactions. At December 31, 2015 and 2014, the Company has pledged invested assets with a carrying value of $118,131 and $15,844, respectively, and fair value of $130,955 and $17,924, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company's balance sheet.  The amount of cash collateral posted as of December 31, 2015 and 2014, respectively, was $309,456 and $222,379.

In addition, securities in the amount of $154,398 and $144,019 were posted to the Company as of December 31, 2015 and 2014, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements.  At December 31, 2015 and 2014, the Company has pledged invested assets with a carrying amount of $13,527 and $14,245 respectively, and fair value of $14,293 and $14,601 respectively, in conjunction with these transactions.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships.  The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the LIHTC partnerships.  Guarantee payments arise if LIHTC partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships.  A significant portion of the remaining term of the guarantees is between 13-18 years.  In accordance with SSAP No. 5R, the Company did not recognize a liability for the LIHTC since the amount is considered immaterial to the Company's financial results.  The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $72 and $120 at December 31, 2015 and 2014, respectively.  No payments are required as of December 31, 2015.  The current assessment of risk of making payments under these guarantees is remote.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2015 and 2014:

December 31
	2015	2014
Aggregate maximum potential of future payments
of all guarantees (undiscounted)	$ 72	$ 120
Current liability recognized in financial statements:
Noncontingent liabilities	–	–
Contingent liabilities	–	–
Ultimate financial statement impact if action required:
Incurred claims	–	–
Other	72	120
Total impact if action required	$ 72	$ 120

The Company is a member of the FHLB of Des Moines.  Through its membership, the Company has conducted business activity (borrowings) with the FHLB.  It is part of the Company's strategy to utilize these funds to improve spread lending liquidity.  The Company has determined the actual/estimated maximum borrowing capacity as $1,474,685.  The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2015 and 2014, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2015	2014

Membership Stock:
Class A	$ –	$ –
Class B	10,000	10,000
Activity Stock	16,000	16,000
Excess Stock	–	–
Total	$ 26,000	$ 26,000

At December 31, 2015, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Membership Stock
Class A	$ –	$ –	$ –	$ –
Class B	–	–	–	10,000
Total	$ –	$ –	$ –	$ –

At December 31, 2015 and 2014, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2015
Total Collateral Pledged	$ 925,622	$ 895,353

	Fair Value	Carry Value
December 31, 2014
Total Collateral Pledged	$ 598,820	$ 560,881

At December 31, 2015 and 2014, the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2015
Maximum Collateral Pledged	$ 954,381	$ 898,749

	Fair Value	Carry Value
December 31, 2014
Maximum Collateral Pledged	$ 627,101	$ 587,829

At December 31, 2015 and 2014, the borrowings from the FHLB were as follows:

	General Account	Funding Agreements Reserves Established
December 31, 2015

Debt	$ –	$ –
Funding agreements	400,000	–
Other	–	–
Total	$ 400,000	$ –

	General Account	Funding Agreements Reserves Established
December 31, 2014

Debt	$ –	$ –
Funding agreements	400,000	–
Other	–	–
Total	$ 400,000	$ –

At December 31, 2015, the maximum amount of borrowings during reporting period was as follows:

General Account
December 31, 2015

Debt	$ –
Funding agreements	400,000
Other	–
Total	$ 400,000

At December 31, 2015 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	N/A
Funding Agreements	No
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations.  The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation.  These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2015 for the total payout block is $2,308,687. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2015 and 2014, the Company's reserves related to this matter were $15,021 and $23,392, respectively. Also, various major insurers in the U.S. have entered into settlements with insurance regulators recently regarding claims settlement practices. Certain examinations are still ongoing.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2,461 and $2,494 and an offsetting premium tax benefit of $1,230 and $1,027 at December 31, 2015 and 2014, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $689, $1,066 and 1,242, at December 31, 2015, 2014 and 2013, respectively.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of
      Liabilities

Municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. At December 31, 2015 and 2014, the Company had no recorded liabilities for municipal repurchase agreements.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received.  At December 31, 2015 and 2014, the Company had dollar repurchase agreements outstanding in the amount of $291,895 and $288,648, respectively. The Company had an outstanding liability for borrowed money in the amount $161,834 and $290,995, which included accrued interest of $851 and $899, at December 31, 2015 and 2014, respectively due to participation in dollar repurchase agreements.

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
Open	$160,983
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	160,983

Securities received	–
Total collateral received	$160,983

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio.  There were no securities of NAIC designation 3 or below sold during 2015 and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2015 through April 26, 2016.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON US Holding Corp	13-3350744
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Distribution Corporation (FKA Transamerica Retirement Solutions)	47-4460403
AUSA Holding Company	52-1549874
AUSA Properties Inc	27-1275705
Clark Investment Strategies Inc	38-3768457
Clark Securities Inc	95-4295824
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRG Insurance Agency Inc	95-4123166
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (Continued)
Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Pyramid Insurance Company LTD	98-0087891
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Life Insurance Company	03-0164230
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
The RCC Group Inc	13-3695273
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Holdings Inc	94-2873401
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Retirement Advisors, Inc	45-2892702
Transamerica Retirement Insurance Agency, Inc	46-2720367
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis
Financial Statement Schedule

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2015

SCHEDULE I
			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States government and
government agencies and
authorities	$ 669,676	$ 726,899	$ 672,651
States, municipalities and political
subdivisions	479,744	506,433	479,695
Foreign governments	224,105	236,408	224,105
Hybrid securities	376,278	331,012	376,146
All other corporate bonds	12,745,103	13,456,345	12,718,775
Preferred stocks	6,428	5,579	6,428
Total fixed maturities	14,501,334	15,262,676	14,477,800

Equity securities
Common stocks:
Industrial, miscellaneous and all
other	26,652	50,528	50,528
Total equity securities	26,652	50,528	50,528

Mortgage loans on real estate	1,687,756		1,687,756
Real estate	227,311		227,311
Policy loans	925,179		925,179
Other long-term investments	271,647		271,647
Receivable for Securities	1,552		1,552
Securities Lending	354,051		354,051
Cash, cash equivalents and short-term
investments	630,473		630,473
Total investments	$ 18,625,955		$ 18,626,297

(1) Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and OTTI, as applicable, and adjusted for amortization of premiums or accrual of discounts.
(2)   United States government, state, municipal and political, hybrid and corporate bonds of $48,493 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $136 rather than amortized cost due to having an NAIC 6 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*
Year ended December 31, 2015
Individual life	$ 7,342,263	$ –	$ 115,608	$ 1,173,427	$ 363,846	$ 872,269	$ 799,628
Individual health	874,366	30,940	57,676	530,294	41,145	524,184	237,922
Group life and health	635,765	19,430	92,704	636,321	31,081	353,653	211,968
Annuity	3,363,955	–	676	778,135	330,277	949,835	(34,630)
Other	–	–	–	–	74,485	–	–
	$ 12,216,349	$ 50,370	$ 266,664	$ 3,118,177	$ 840,834	$ 2,699,941	$ 1,214,888

Year ended December 31, 2014
Individual life	$ 6,956,487	$ –	$ 130,400	$ 950,127	$ 372,068	$ 718,488	$ 648,770
Individual health	545,640	23,215	40,888	4,065,711	43,818	(13,748)	3,855,616
Group life and health	662,343	31,956	102,266	566,324	35,156	313,348	269,914
Annuity	3,660,269	–	941	755,164	374,929	1,222,721	(155,769)
	$ 11,824,739	$ 55,171	$ 274,495	$ 6,337,326	$ 825,971	$ 2,240,809	$ 4,618,531

Year ended December 31, 2013
Individual life	$ 6,713,309	$ –	$ 130,184	$ 916,673	$ 354,505	$ 813,697	$ 646,392
Individual health	616,993	24,181	43,741	163,907	30,895	221,766	83,668
Group life and health	685,630	30,939	88,578	452,609	36,268	283,405	180,142
Annuity	3,815,167	–	710	714,379	400,151	1,316,276	(511,961)
	$ 11,831,099	$ 55,120	$ 263,213	$ 2,247,568	$ 821,819	$ 2,635,144	$ 398,241

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Premier Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV
			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2015
Life insurance in force	$ 199,150,576	$ 77,398,265	$ 5,030,659	$ 126,782,970	4%

Premiums:
Individual life	$ 1,629,401	$ 464,671	$ 8,697	$ 1,173,427	1%
Individual health	145,438	4,720	388,714	529,432	73%
Group life and health	630,126	77,888	84,084	636,322	13%
Annuity	793,281	33,124	17,978	778,135	2%
	$ 3,198,246	$ 580,403	$ 499,473	$ 3,117,316	16%

Year ended December 31, 2014
Life insurance in force	$ 184,738,794	$ 84,926,052	$ 5,804,983	$ 105,617,725	5%

Premiums:
Individual life	$ 1,468,449	$ 532,051	$ 13,729	$ 950,127	1%
Individual health	109,110	6,436	3,963,037	4,065,711	97%
Group life and health	594,400	90,136	62,059	566,323	11%
Annuity	768,531	36,250	22,884	755,165	3%
	$ 2,940,490	$ 664,873	$ 4,061,709	$ 6,337,326	64%

Year ended December 31, 2013
Life insurance in force	$ 179,192,720	$ 92,104,550	$ 3,588,743	$ 90,676,913	4%

Premiums:
Individual life	$ 1,461,159	$ 555,312	$ 10,826	$ 916,673	1%
Individual health	116,968	8,564	55,503	163,907	34%
Group life and health	489,347	101,641	64,902	452,608	14%
Annuity	730,888	42,317	25,808	714,379	4%
	$ 2,798,362	$ 707,834	$ 157,039	$ 2,247,567	7%

PART C - OTHER INFORMATION

Item 26.		Exhibits
(a)		Board of Directors Resolution
	(i)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
	(ii)	Resolution of TPLIC Board authorizing Plan of Merger and attached Plan of Merger (19)
	(iii)	Resolution of WRL Board of Directors authorizing Plan of Merger and attached Plan of Merger (19)
	(iv)	Resolution Authorizing Re-domestication of Separate Account (19)
(b)		Not Applicable
(c)		Underwriting Contracts
	(i)	Amended and Restated Principal Underwriting Agreement between Transamerica Capital, Inc. and Monumental Life dated March 1, 2013. (18)
	(ii)	Amendment No. 1 to the Amended and Restated Principal Underwriting Agreement between Transamerica Capital, Inc. and Transamerica Premier Life Insurance Company (formerly, Monumental Life) (19)
(d)		Contracts
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (9)
	(ii)	Inflation Fighter Rider Level Premium (5)
	(iii)	Primary Insured Rider Plus (5)
	(iv)	Disability Waiver of Premium Rider (5)
	(v)	Disability Waiver of Monthly Deductions Rider (5)
	(vi)	Other Insured Rider (5)
	(vii)	Accidental Death Benefit Rider (5)
	(viii)	Living Benefit Rider (an Accelerated Death Benefit) (3)
	(ix)	Children's Insurance Rider (4)
(e)		Applications
	(i)	Application for Flexible Premium Variable Life Insurance Policy (9)
(f)		Depositor's Certificate of Incorporation and By-Laws
	(i)	Restated Articles of Incorporation and Articles of Re-domestication of TPLIC (formerly, Monumental Life Insurance Company) (19)
	(ii)	Amended By-Laws of TPLIC (formerly, Monumental Life Insurance Company) (19)
(g)		Reinsurance Contracts
	(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (2)
	(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (2)
(h)		Participation Agreements
(i)
Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013(14)

(ii)
Amendment No. 1 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (14)

(iii)
Revision to Schedule A dated September 3, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (14)

(iv)
Revision to Schedule A dated September 18, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (14)

(v)
Revision to Schedule A dated October 31, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (14)

(vi)
Revision to Schedule A dated May 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (20)

(vii)
Revision to Schedule A dated July 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (20)

(viii)
Amendment No. 2 dated November 10, 2014 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  and Transamerica Premier Life Insurance Company dated May 1, 2013 (20)

(ix)	Amended Schedule A to Participation Agreement dated 5-1-2015 (21)
(x)	Amended Schedule A to Participation Agreement dated 12-18-2015 (21)
(ix)	Amended Schedule A to Participation Agreement dated 3-21-2016 (21)
(x)	Amended Schedule A to Participation Agreement dated 5-01-2016 (21)
(xi)	Participation Agreement Among Variable Insurance Products' Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000 (20)
(xii)	Amendment No. 1 to Participation Agreement Among Variable Products' Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 3-8-2004 (20)
(xiii)	Amendment No. 2 to Participation Agreement Among Variable Products' Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 5-1-2005 (20)
(xiv)	Amendment No. 3 to Participation Agreement Among Variable Products' Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 6-27-2007 (20)
(xv)	Amendment No. 4 to Participation Agreement Among Variable Products' Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 10-1-2007 (20)
(xvi)
Amendment No. 5 (Privacy) to Participation Agreement Among Variable Products' Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 3-1-2012 (20)

(xvii)
Amendment No. 6 to Participation Agreement Among Variable Products' Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 5-1-2013 (20)

(xviii)
Amendment No. 7 to Participation Agreement Among Variable Products' Funds, Fidelity Distributors Corporation and Transamerica Premier Life Insurance Company (formerly, Monumental Life Insurance Company) dated 10-1-2014 (20)

(xix)	Summary Prospectus Agreement between WRL and Fidelity Distributors Corporation dated May 1, 2011(12)
(xx)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (7)
(xxi)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (6)
(xxii)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2008 (6)
(xxiii)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008. (8)
(xxiv)	Amendment No. 5 to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated May 1, 2012 (12)
(xxv)	Amendment No. 6 to Participation Agreement among Western Reserve Life Assurance Co. of Ohio and ProFunds, Access One Trust and ProFund Advisors LLC dated May 1, 2013(14)
(xxvi)	Confidentiality Amendment to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated February 22, 2012 (12)
(xxvii)	Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Transamerica Premier Life Insurance Company (formerly, Monumental Life) dated August 2, 2000 (15)
(xxviii)	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated May 9, 2008 (15)

	(xxix)	Amendment No. 2 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated March 1, 2012 (16)
	(xxx)	Amendment No. 3 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated April 30, 2014 (17)
	(xxxi)	Amendment No. 4 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated October 1, 2014 (19)
	(xxxii)	Amended Schedule A to Participation Agreement dated 5-1-2015 (21)
(xxxiii)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (10)

(xxxiv)
Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (10)

(xxxv)
Amendment No. 2 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 1, 2010 (13)

(xxxvi)
Amendment No. 3 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 31, 2011 (12)

(xxxvii)
Amendment to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated January 15, 2013 (14)

(xxxviii)
Addendum to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve and Transamerica Capital, Inc. dated May 1, 2011(11)

(xxxix)
Amendment No.6 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2014 (20)

(xl)
Amendment No.7 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated September 30, 2014 (20)

(xli)
Amendment No.8 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated October 24, 2014 (20)

(i)		Not Applicable
(j)		Not Applicable
(k)		Legal Opinion
	(i)	Legal Opinion and consent of Arthur D. Woods, Esq. as to Legality of the Securities Being Offered (22)
(l)		Not Applicable
(m)		Sample Hypothetical Illustration (6)
(n)		Other Opinions:
	(i)	Written Consent of PricewaterhouseCoopers LLP (22)
	(ii)	Written Consent of Ernst & Young LLP (22)
(o)		Not Applicable
(p)		Not Applicable
(q)		Redeemability Exemption
	(i)	Memorandum describing issuance, transfer and redemption procedures, as amended (22)
(r)		Powers of Attorney (21)
	(i)	Mark W. Mullin
	(ii)	David Schulz
	(iii)	Blake S. Bostwick
	(iv)	Jason Orlandi
	(v)	C. Michael van Katwijk
	(vi)	Eric J. Martin

_____________________________________
(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(3)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File No. 333-144117) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Initial Registration Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 14, 2008 (File No. 333-110315) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-6 Registration Statement dated June 27, 2008 (File No. 333-110315) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 18, 2011 (File No. 333-110315) and is incorporated herein by reference.
(12)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 18, 2012 (File No. 333-107705) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 22, 2013 (File No. 333-110315) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective amendment No. 5 to Form N-4 Registration Statement dated April 29, 2009 (File No. 333-146323) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective amendment No. 9 to Form N-4 Registration Statement dated April 25, 2013 (File No. 333-146323) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective amendment No. 10 to Form N-4 Registration Statement dated April 30, 2014 (File No. 333-146323) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective amendment No. 9 to Form N-4 Registration Statement dated April 25, 2013 (File No. 333-146323) and is incorporated herein by reference.
(19)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 dated October 1, 2014 (File No. 333-199047) and is incorporated herein by reference..
(20)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-199047) filed on April 28, 2015.
(21)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-199047) filed on April 27, 2016.
(22)	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Mark W. Mullin	(2)	Director
Blake B. Bostwick	(3)	Director, Chairman of the Board, Chief Executive Officer and President
Eric J. Martin	(1)	Senior Vice President and Corporate Controller
C. Michiel van Katwijk	(1)	Director, Chief Financial Officer, Senior Vice President and Treasurer
David Schulz	(1)	Director, Senior Vice President and Chief Tax Officer
Jason Orlandi	(2)	Director, Senior Vice President, Secretary and General Counsel

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	Two East Chase St., Baltimore, MD 21202
(3)	1801 California Street, Suite 5200, Denver, CO 80202-2642

Item 28.  Persons Controlled or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	100% Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (88.6339%) ; Transamerica Premier Life Insurance Company (11.3661%)	Investment vehicle for securities lending cash collateral

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Sole Member: Garnet Community Investments XLIII, LLC	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware
Members:  Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates :  BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).
Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Sole Member - Garnet Community Investments XLVI, LLC	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware	Sole Member: Garnet Community Investments XLVII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	100% Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	100% Investors Warranty of America, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	100% Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware
Members:  Transamerica Life Insurance Company (90.96%); Transamerica Premier Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager:  AEGON USA Realty Advisors, Inc.
Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ~~73.4%~~); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Commonwealth General Corporation	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	AUSA Holding, LLC - sole Member	Real estate investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	100% Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	100% Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	100% AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (74.22%~~)~~;  Transamerica Premier Life Insurance Company (16.31%); Transamerica Financial Life Insurance Company (9.47%)  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                  Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

    Transamerica Capital, Inc. serves as the principal underwriter for:

(a)
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, Transamerica Variable Funds, and Transamerica Asset Allocation Variable Funds.

  (b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
William MCCauley	(6)	Director and Vice President
David W. Hopewell	(2)	Director
David R. Paulsen	(1)	Director, Chief Executive Officer , President and Chief Sales Officer
Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer
Rick B. Resnik	(3)	Chief Compliance Officer
Bonnie Howe	(2)	Vice President
Alison Ryan	(4)	Vice President and Assistant Secretary
Ayla Nazli	(4)	Assistant Secretary
Amy Angle	(5)	Assistant Vice President
Brenda L. Smith	(1)	Assistant Vice President

Arthur D. Woods	(6)	Assistant Vice President
Marc Cahn	(3)	Secretary
Jeffrey T. McGlaun	(5)	Assistant Treasurer
C. Michiel Van Katwijk	(5)	Treasurer

(1)   1800 California St, Suite 5200 , Denver, CO  802 02-2642
(2)   4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(3)   440 Mamaroneck Avenue, Harrison, NY  10528
(4)   1150 S. Olive St., Los Angeles, CA  90015
(5)   100 Light Street, Floor B1, Baltimore, MD  21202
(6)   570 Carillon Parkway, St. Petersburg, FL  33716

(c)      Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc.	$0	0	$ 0	0
(1) TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                      Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Premier (for former WRL life accounts) at 570 Carillon Parkway, St. Petersburg, Florida 33716, 12855 Starkey Road, Largo, Florida 33773 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-001.

Item 32.                      Management Services

Not Applicable

Item 33.                    Fee Representation

Transamerica Premier Life Insurance Company ("Transamerica Premier") hereby represents that the fees and charges deducted under the Freedom Elite Builder, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 27th  day of April 2016.

WRL SERIES LIFE ACCOUNT
(Registrant)

Transamerica Premier Life Insurance Company
(depositor)

By: Blake S. Bostwick*
Chairman of the Board, Chief Executive Officer & President
of Transamerica Premier Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2016:

Mark W. Mullin* Mark W. Mullin	Director

Blake S. Bostwick* Blake S. Bostwick	Director, Chairman of the Board, Chief Executive Officer and President

David Schulz* David Schulz	Director, Senior Vice President and Chief Tax Officer

Jay Orlandi* Jay Orlandi	Director, Secretary, Senior Vice President and General Counsel

C. Michiel van Katwijk* C. Michiel van Katwijk	Director, Chief Financial Officer, Senior Vice President and Treasurer

Eric J. Martin* Eric J. Martin	Senior Vice President and Corporate Controller

s/ Arthur D. Woods *By: Arthur D. Woods	Vice President and Senior Counsel

*By: Arthur D. Woods – Attorney-in-Fact pursuant to Powers of Attorney previously filed.

Exhibit Index
Exhibit No.	Description of Exhibit
26(k)(i)	Legal Opinion & Consent of Arthur D. Woods, Esq. as to the legality of the securities being offered
26(n)(i)	Written Consent of PricewaterhouseCoopers LLP
26(n)(ii)	Written Consent of Ernst & Young LLP